                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                                                                                                                 File No. 33-14363
                                                                                                                 File No. 811-5162

                                                                                                                          ---------
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                                       X
                                                                                                                          ---------

         Pre-Effective Amendment No.
                                                  ---------                                                               ---------
         Post-Effective Amendment No.                43                                                                       X
                                                  ---------                                                               ---------

                                                                 AND

                                                                                                                          ---------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                               X
                                                                                                                          ---------

         Amendment No.                               43
                                                  ---------


                                                          DELAWARE VIP TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                          (Exact Name of Registrant as Specified in Charter)

                       2005 Market Street, Philadelphia, Pennsylvania                                    19103-7094
------------------------------------------------------------------------------------------- ---------------------------------------
                          (Address of Principal Executive Offices)                                       (Zip Code)

Registrant's Telephone Number, including Area Code:                                                                    800 523-1918
                                                                                                                       ------------
                            Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
-----------------------------------------------------------------------------------------------------------------------------------
                                               (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                                                                 April 29, 2005
                                                                                                                     --------------

It is proposed that this filing will become effective:

-----------
            Immediately upon filing pursuant to paragraph (b)
-----------
     X      on April 29, 2005 pursuant to paragraph (b)
-----------
            60 days after filing pursuant to paragraph (a) (1)
-----------
            on (date) pursuant to paragraph (a)(1)
-----------
            75 days after filing pursuant to paragraph (a) (2)
-----------
            on (date) pursuant to paragraph (a)(2) of Rule 485
-----------

If appropriate:

-----------
            this post-effective amendment designates a new effective date for a previously filed post-effective amendment
-----------

                             --- C O N T E N T S ---


         This Post-Effective Amendment No. 43 to Registration File No. 33-14363 includes the following:

          1. Facing Page

          2. Contents Page

          3. Part A - Prospectuses

          4. Part B - Statement of Additional Information

          5. Part C - Other Information

          6. Signatures

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




                               DELAWARE VIP TRUST

                          DELAWARE VIP BALANCED SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Balanced Series                                                   2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Series                                           8
Disclosure of portfolio holdings information                                   9
Investment manager                                                            10
Portfolio managers                                                            10
Who's who?                                                                    11
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 12
Share classes                                                                 12
Salesperson and life company compensation                                     12
Purchase and redemption of shares                                             12
Valuation of shares                                                           12
Fair valuation                                                                14
Frequent trading of Series shares                                             14
Dividends, distributions and taxes                                            16
Certain management considerations                                             16
.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 17

OVERVIEW: DELAWARE VIP BALANCED SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Series will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for stocks and bonds combined in a single investment.

  o Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Balanced Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Balanced Series Service Class)


-7.76%       -16.40%        18.90%          5.55%
--------------------------------------------------
 2001          2002          2003           2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 15.47% for the quarter ended December 2001 and its lowest quarterly return was -16.97% for the quarter ended September 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                 DELAWARE VIP
                                BALANCED SERIES                         S&P 500                       LEHMAN BROTHERS
                                STANDARD CLASS                           INDEX                     AGGREGATE BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
1 year                                5.55%                             10.87%                              4.34%


Lifetime (Inception 5/1/00)          -0.30%                             -1.89%*                             8.00%*

The Series' returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Delaware VIP Balanced Series since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The S&P 500 Index and the Lehman Brothers Aggregate Bond Index report returns on a monthly basis as of the last day of the month. These figures reflect the return from May 31, 2000 through December 31, 2004 for each index.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
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
SALES CHARGES are fees paid directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of                   purchases as a percentage of offering price        none
the Service Class.
                                                            Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower               none

                                                            Maximum sales charge (load) imposed on
                                                             reinvested dividends                               none

                                                            Redemption fees                                     none

                                                            Exchange fees                                       none
--------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted               Management fees                                    0.65%
from the Series' assets.
                                                            Distribution and service (12b-1) fees(2)           0.30%


                                                            Other expenses                                     0.12%

                                                            Total operating expenses                           1.07%


                                                            Fee waivers and payments(2,3)                     (0.05%)



                                                            Net expenses                                       1.02%

--------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                1 year                                             $104
the cost of investing in the Series to the
cost of investing in other mutual funds with                3 years                                            $335
similar investment objectives. We show the
cumulative amount of Series expenses on a                   5 years                                            $585
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This               10 years                                         $1,301
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We seek capital appreciation by investing at least 25% of the Series' net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  o Security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

  o Favorable earnings growth prospects;

  o Expected above-average return on equity and dividend yield;

  o The financial condition of the issuer; and

  o Various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                       HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP BALANCED SERIES
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
COMMON STOCKS: Securities that represent shares of ownership        Generally, we invest up to 75% of net assets in common
in a corporation. Stockholders participate in the                   stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

CONVERTIBLE SECURITIES: Usually preferred stocks or                 The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of           will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These              Series in convertible securities that are rated below
securities offer higher appreciation potential than                 investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than              ratings organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                    unrated but deemed equivalent to non-investment grade.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that            There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving              securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage          that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                   We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage           securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage        not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                 or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates        rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies         categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                               also represent interests in whole-loan mortgages,
                                                                    multi-family mortgages, commercial mortgages and other
                                                                    mortgage collateral supported by a first mortgage lien on
                                                                    real estate. The privately issued securities we invest in
                                                                    are either CMOs or REMICs (see below).

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued        See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately        See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts          We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit             the four highest categories by an NRSRO.
loans.
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

THE SECURITIES WE TYPICALLY INVEST IN (CONTINUED)
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                                                                                       HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP BALANCED SERIES
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
CORPORATE BONDS: Debt obligations issued by a corporation.          We focus on bonds rated in one of the four highest
                                                                    categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between one and 30 years.

HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a            The Series may invest in high-yield corporate bonds.
corporation and rated lower than investment grade by a              Emphasis is typically on those rated BB or Ba by an NRSRO.
nationally recognized statistical ratings organization
(NRSRO) such as S&P or Moody's. High-yield bonds are issued         We carefully evaluate an individual company's financial
by corporations that have lower credit quality and may have         situation, its management, the prospects for its industry
difficulty repaying principal and interest.                         and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                    ratings. The Series may invest in unrated bonds if we
                                                                    believe their credit quality is comparable to the rated
                                                                    bonds we are permitted to invest in. Unrated bonds may be
                                                                    more speculative in nature than rated bonds.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as        Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller          investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at        into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal        collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are          only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                 collateral is U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by         We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest        We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party            sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making              in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving              Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments         Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a              forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total           available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                            Interest rate swaps and index swaps will be considered
                                                                    illiquid securities (see below).
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

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                                                                                       HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP BALANCED SERIES
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
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities           We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted          securities. For this Series, the 10% limit includes
under securities law.                                               restricted securities such as privately placed securities
                                                                    that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready         institutional buyers without registration, which are
market, and cannot be easily sold within seven days at              commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.              agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                  HOW WE STRIVE TO MANAGE THEM
                             RISKS                                                DELAWARE VIP BALANCED SERIES
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
MARKET RISK: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond              stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as            regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                predict overall stock market movements and generally do not
confidence.                                                         trade for short-term purposes.

                                                                    We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                    conditions.

                                                                    In evaluating the use of an index swap, we carefully
                                                                    consider how market changes could affect the swap and how
                                                                    that compares to us investing directly in the market the
                                                                    swap is intended to represent.

INDUSTRY AND SECURITY RISK: The risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an              one industry and in any individual security. We also follow
individual stock or bond will decline because of changing           a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the        the portfolio.
individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities, particularly          We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if             aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                                we aim to keep the interest rate risk similar to the Lehman
                                                                    Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates        We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a              years. Each business day we calculate the amount the Series
series could experience a higher or lower return than               must pay for swaps it holds and will segregate cash or other
anticipated.                                                        liquid securities to cover that amount.

CREDIT RISK is the risk that there is the possibility that a        Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of             commitment to hold a diversified selection of high-yield
interest and principal.                                             bonds are designed to manage this risk. We will limit the
                                                                    Series' investments in high-yield bonds to 20% of the
Investing in so-called "junk" or "high-yield" bonds entails         Series' net assets allocated to fixed-income securities
the risk of principal loss, which may be greater than the           (typically no more than 8% of the Series' total net assets).
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.
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

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                                                                                  HOW WE STRIVE TO MANAGE THEM
                             RISKS                                                DELAWARE VIP BALANCED SERIES
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including              portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes        securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or          also tend to avoid markets where we believe accounting
lax regulatory and accounting standards. Foreign markets may        principles or the regulatory structure are underdeveloped.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be           We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price           will be treated as illiquid securities, but most swap
that the Series values them.                                        dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment rdecisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Series. Messrs. Nutt, Irving, Lombardi and Vogel will assume responsibility for the Series on February 21, 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Series. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Series since April 25, 2000. Mr. Rabe will assume responsibility for the Series on February 21, 2005.


D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. Mr. Nutt moved to the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President/Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers/dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
             ----------------------------------------------------
             Commission (%)                                     -

             Fee to Dealer                                  0.30%


             *Pursuant to the Series' 12b-1 Plan, your variable
              contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Balanced Series
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31            5/1/00(2)
SERVICE CLASS                                                   2004         2003          2002          2001(1)    to 12/31/00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.880      $11.170       $13.720       $15.230           $15.080

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(3)                                       0.214        0.186         0.238         0.308             0.246

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       0.488        1.867        (2.421)       (1.498)            0.024
                                                             -------      -------       -------       -------           -------

Total from investment operations                               0.702        2.053        (2.183)       (1.190)            0.270
                                                             -------      -------       -------       -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.242)      (0.343)       (0.367)       (0.320)           (0.120)

Total dividends and distributions                             (0.242)      (0.343)       (0.367)       (0.320)           (0.120)
                                                             -------      -------       -------       -------           -------

Net asset value, end of period                               $13.340      $12.880       $11.170       $13.720           $15.230
                                                             =======      =======       =======       =======           =======

TOTAL RETURN(4)                                                5.55%       18.90%       (16.40%)       (7.76%)            1.91%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                           $5           $5            $4            $5                $5

Ratio of expenses to average net assets                        1.02%        0.99%         0.90%         0.88%             0.94%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.07%        1.02%         0.91%         0.88%             0.94%

Ratio of net investment income to average net assets           1.66%        1.58%         1.95%         2.22%             2.39%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           1.61%        1.55%         1.94%         2.22%             2.39%

Portfolio turnover                                              247%         231%          303%          336%              179%
----------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP BALANCED SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                 CUSIP
                                       -----
Delaware VIP Balanced Series
(Service Class)                      246493100




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                          DELAWARE VIP BALANCED SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Balanced Series                                                   2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Series                                           8
Disclosure of portfolio holdings information                                   9
Investment manager                                                            10
Portfolio managers                                                            10
Who's who?                                                                    12
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 13
Share classes                                                                 13
Salesperson and life company compensation                                     13
Purchase and redemption of shares                                             13
Valuation of shares                                                           13
Fair valuation                                                                14
Frequent trading of Series shares                                             14
Dividends, distributions and taxes                                            16


Certain management considerations                                             16
.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 17

OVERVIEW: DELAWARE VIP BALANCED SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Series will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for stocks and bonds combined in a single investment.

  o Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Balanced Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Balanced Series Standard Class)

 26.58%     15.91%    26.40%   18.62%    -7.85%    -3.12%    -7.66%   -16.27%    19.21%     5.84%
-------------------------------------------------------------------------------------------------
 1995       1996      1997      1998      1999      2000      2001      2002      2003      2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.89% for the quarter ended December 1998 and its lowest quarterly return was -16.97% for the quarter ended September 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                   DELAWARE VIP
                                  BALANCED SERIES                         S&P 500                       LEHMAN BROTHERS
                                  STANDARD CLASS                           INDEX                     AGGREGATE BOND INDEX
---------------------------------------------------------------------------------------------------------------------------
 1 year                              5.84%                                10.87%                              4.34%

 5 years                            -1.12%                                -2.30%                              7.71%

10 years                             6.72%                                12.07%                              7.72%

The Series' returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Delaware VIP Balanced Series since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-----------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your                  Maximum sales charge (load) imposed on
investments when you buy or sell shares of                        purchases as a percentage of offering price            none
the Standard Class.
                                                                 Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                   none

                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                   none

                                                                 Redemption fees                                         none

                                                                 Exchange fees                                           none

-----------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted                    Management fees                                        0.65%
from the Series' assets.
                                                                 Distribution and service (12b-1) fees                   none

                                                                 Other expenses                                         0.12%

                                                                 Total operating expenses                               0.77%

                                                                 Fee waivers and payments(2)                             none

                                                                 Net expenses                                           0.77%

-----------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                     1 year                                                   $79
the cost of investing in the Series to the
cost of investing in other mutual funds with                     3 years                                                 $246
similar investment objectives. We show the
cumulative amount of Series expenses on a                        5 years                                                 $428
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This                    10 years                                                $954
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We seek capital appreciation by investing at least 25% of the Series' net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  o Security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

  o Favorable earnings growth prospects;

  o Expected above-average return on equity and dividend yield;

  o The financial condition of the issuer; and

  o Various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                      SECURITIES                                                 DELAWARE VIP BALANCED SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership        Generally, we invest up to 75% of net assets in common
in a corporation. Stockholders participate in the                   stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

CONVERTIBLE SECURITIES: Usually preferred stocks or                 The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of           will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These              Series in convertible securities that are rated below
securities offer higher appreciation potential than                 investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than              ratings organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                    unrated but deemed equivalent to non-investment grade.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that            There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving              securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage          that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                   We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage           securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage        not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                 or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates        rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies         categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                               also represent interests in whole-loan mortgages,
                                                                    multi-family mortgages, commercial mortgages and other
                                                                    mortgage collateral supported by a first mortgage lien on
                                                                    real estate. The privately issued securities we invest in
                                                                    are either CMOs or REMICs (see below).

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued        See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately        See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts          We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit             the four highest categories by an NRSRO.
loans.

CORPORATE BONDS: Debt obligations issued by a corporation.          We focus on bonds rated in one of the four highest
                                                                    categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between one and 30 years.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                      SECURITIES                                                 DELAWARE VIP BALANCED SERIES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a            The Series may invest in high-yield corporate bonds.
corporation and rated lower than investment grade by a              Emphasis is typically on those rated BB or Ba by an NRSRO.
nationally recognized statistical ratings organization
(NRSRO) such as S&P or Moody's. High-yield bonds are issued         We carefully evaluate an individual company's financial
by corporations that have lower credit quality and may have         situation, its management, the prospects for its industry
difficulty repaying principal and interest.                         and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                    ratings. The Series may invest in unrated bonds if we
                                                                    believe their credit quality is comparable to the rated
                                                                    bonds we are permitted to invest in. Unrated bonds may be
                                                                    more speculative in nature than rated bonds.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as        Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller          investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at        into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal        collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are          only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                 collateral is U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by         We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest        We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party            sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making              in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving              Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments         Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a              forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total           available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                            Interest rate swaps and index swaps will be considered
                                                                    illiquid securities (see below).

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities           We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted          securities. For this Series, the 10% limit includes
under securities law.                                               restricted securities such as privately placed securities
                                                                    that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready         institutional buyers without registration, which are
market, and cannot be easily sold within seven days at              commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.              agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW WE STRIVE TO MANAGE THEM
                   RISKS                                                           DELAWARE VIP BALANCED SERIES
----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and generally do not
confidence.                                                      trade for short-term purposes.

                                                                 We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                 conditions.

                                                                 In evaluating the use of an index swap, we carefully
                                                                 consider how market changes could affect the swap and how
                                                                 that compares to us investing directly in the market the
                                                                 swap is intended to represent.

INDUSTRY AND SECURITY RISK: The risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow
individual stock or bond will decline because of changing        a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the     the portfolio.
individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities, particularly       We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if          aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                             we aim to keep the interest rate risk similar to the Lehman
                                                                 Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates     We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a           years. Each business day we calculate the amount the Series
series could experience a higher or lower return than            must pay for swaps it holds and will segregate cash or other
anticipated.                                                     liquid securities to cover that amount.

CREDIT RISK is the risk that there is the possibility that a     Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of          commitment to hold a diversified selection of high-yield
interest and principal.                                          bonds are designed to manage this risk. We will limit the
                                                                 Series' investments in high-yield bonds to 20% of the
Investing in so-called "junk" or "high-yield" bonds entails      Series' net assets allocated to fixed-income securities
the risk of principal loss, which may be greater than the        (typically no more than 8% of the Series' total net assets).
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW WE STRIVE TO MANAGE THEM
                   RISKS                                                           DELAWARE VIP BALANCED SERIES
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be            We typically invest only a small portion of the Series'
adversely affected by political instability (including           portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes     securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or       also tend to avoid markets where we believe accounting
lax regulatory and accounting standards. Foreign markets may     principles or the regulatory structure are underdeveloped.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be        We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price        will be treated as illiquid securities, but most swap
that the Series values them.                                     dealers will be willing to repurchase interest rate swaps.
----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Series. Messrs. Nutt, Irving, Lombardi and Vogel will assume responsibility for the Series on February 21, 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Series. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Series since April 25, 2000. Mr. Rabe will assume responsibility for the Series on February 21, 2005.


D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. Mr. Nutt moved to the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President/Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                  STANDARD CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       Fee to Dealer                                        0.25%

       *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Balanced Series
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.890      $11.170       $13.730       $15.230       $17.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                       0.245        0.211         0.258         0.329         0.399

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       0.493        1.872        (2.430)       (1.494)       (0.956)
                                                             -------      -------       -------       -------       -------

Total from investment operations                               0.738        2.083        (2.172)       (1.165)       (0.557)
                                                             -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.268)      (0.363)       (0.388)       (0.335)       (0.451)

Net realized gain on investments                                  --           --            --            --        (1.102)
                                                             -------      -------       -------       -------       -------

Total dividends and distributions                             (0.268)      (0.363)       (0.388)       (0.335)       (1.553)
                                                             -------      -------       -------       -------       -------

Net asset value, end of period                               $13.360      $12.890       $11.170       $13.730       $15.230
                                                             =======      =======       =======       =======       =======

TOTAL RETURN(3)                                                5.84%       19.21%       (16.27%)       (7.66%)       (3.12%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $45,407      $53,233       $54,789       $90,377      $120,705

Ratio of expenses to average net assets                        0.77%        0.77%         0.75%         0.73%         0.79%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.77%        0.77%         0.76%         0.73%         0.79%

Ratio of net investment income to average net assets           1.91%        1.80%         2.10%         2.37%         2.54%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     1.91%        1.80%         2.09%         2.37%         2.54%

Portfolio turnover                                              247%         231%          303%          336%          179%
---------------------------------------------------------------------------------------------------------------------------


(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.


(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP BALANCED SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.




Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL            CUSIP
                                  -----
Delaware VIP Balanced Series
(Standard Class)                246493209



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                                DELAWARE VIPTRUST

                      DELAWARE VIP CAPITAL RESERVES SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Capital Reserves Series                                           2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          4
The risks of investing in the Series                                           8
Disclosure of portfolio holdings information                                   8
Investment manager                                                             9
Portfolio managers                                                             9
Who's who?                                                                    10
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 11
Share classes                                                                 11
Salesperson and life company compensation                                     11
Purchase and redemption of shares                                             11
Valuation of shares                                                           11
Fair valuation                                                                12
Frequent trading of Series shares                                             12
Dividends, distributions and taxes                                            14


Certain management considerations                                             14
.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 15

OVERVIEW: DELAWARE VIP CAPITAL RESERVES SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Delaware VIP Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for relatively stable and high income flow.

  o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Capital Reserves Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

YEAR-BY-YEAR TOTAL RETURN  (Delaware VIP Capital Reserves Series Standard Class)

14.08%      4.05%     7.60%     6.78%     0.28%     8.46%     8.27%     7.09%     4.63%     3.66%
--------------------------------------------------------------------------------------------------
 1995       1996      1997      1998      1999      2000      2001      2002      2003      2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.35% for the quarter ended June 1995 and its lowest quarterly return was -2.32% for the quarter ended June 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                              DELAWARE VIP                   LEHMAN BROTHERS
                         CAPITAL RESERVES SERIES              INTERMEDIATE
                             STANDARD CLASS              GOVERNMENT/CREDIT INDEX
--------------------------------------------------------------------------------
1 year                          3.66%                              3.04%


5 years                         6.40%                              7.21%

10 years                        6.43%                              7.16%

The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-----------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of                   purchases as a percentage of offering price             none
the Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower                    none

                                                            Maximum sales charge (load) imposed on
                                                             reinvested dividends                                    none

                                                            Redemption fees                                          none

                                                            Exchange fees                                            none
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted               Management fees                                         0.50%
from the Series' assets.
                                                            Distribution and service (12b-1) fees                    none


                                                            Other expenses                                          0.12%

                                                            Total operating expenses                                0.62%

                                                            Fee waivers and payments(2)                              none

                                                            Net expenses                                            0.62%

-----------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                1 year                                                    $63
the cost of investing in the Series to the
cost of investing in other mutual funds with                3 years                                                  $199
similar investment objectives. We show the
cumulative amount of Series expenses on a                   5 years                                                  $346
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This               10 years                                                 $774
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                    SECURITIES                                                 DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills,             We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury                 though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the          they generally do not offer as high a level of current
United States.                                                       income as other fixed-income securities.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that             There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving               securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage           that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                    We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage            securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage         not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                  or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates         rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies          categories by a nationally recognized statistical ratings
or instrumentalities.                                                organization (NRSRO) such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family
                                                                     mortgages, commercial mortgages and other mortgage
                                                                     collateral supported by a first mortgage lien on real
                                                                     estate. The privately issued securities we invest in are
                                                                     either CMOs or REMICs (see below).

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued         See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately         See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                    SECURITIES                                                 DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT: Debt obligations issued by a corporation,            We focus on corporate debt with investment grade ratings,
including corporate notes, bonds and other debt securities.          that is bonds rated BBB or better by S&P or Baa or better by
                                                                     Moody's. We may invest in debt that is unrated, if we
                                                                     believe the quality of the securities is comparable to the ratings above.

CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND             We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instruments issued by a bank that pays           have assets of at least one billion dollars.
interest.

CORPORATE COMMERCIAL PAPER: Short-term debt obligations with         We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.          by Moody's and/or A-1 or A-2 by S&P.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                     DELAWARE VIP CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as             interest and principal payments over an extended time frame
economic conditions, future expectations or investor                 regardless of interim market fluctuations. We do not try to
confidence.                                                          predict overall bond market movements and generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an               rigorous selection process before choosing securities for
individual stock or bond will decline because of changing            the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities, particularly           We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if              aggressively capitalizing on interest rate moves.
interest rates rise.
                                                                     We will not invest in interest rate swaps with maturities of
Swaps may be particularly sensitive to interest rate                 more than two years. Each business day we calculate the
changes. Depending on the actual movements of interest rates         amount the Series must pay for swaps it holds and will
and how well the portfolio manager anticipates them, a               segregate cash or other liquid securities to cover that
series could experience a higher or lower return than                amount.
anticipated.

CREDIT RISK: The risk that there is the possibility that a           We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be           investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.            creditworthiness before purchasing the security.

Debt securities rated in the fourth category of investment           If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have                  Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions          determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers'            comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                     as practical, unless we think that would be detrimental in light of market conditions.

PREPAYMENT RISK: The risk that homeowners will prepay                We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an           we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that              that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.                   prepaid, such as low outstanding loan balance or
                                                                     below-market interest rates.

LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price            will be treated as illiquid securities, but most swap
that a series values them.                                           dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Delaware VIP Capital Reserves Series. They became co-managers of the Series in April 2000.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio Managers" for information about the portfolio managers of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN
JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which is described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                  STANDARD CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       Fee to Dealer                                        0.25%

       *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP Capital Reserves Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.020      $ 9.970        $9.750        $9.530        $9.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.356        0.329         0.419         0.533         0.590

Net realized and unrealized gain on investments                0.004        0.125         0.253         0.239         0.170
                                                             -------      -------        ------        ------        ------
Total from investment operations                               0.360        0.454         0.672         0.772         0.760
                                                             -------      -------        ------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.440)      (0.404)       (0.452)       (0.552)       (0.590)
                                                             -------      -------        ------        ------        ------

TOTAL DIVIDENDS AND DISTRIBUTIONS                             (0.440)      (0.404)       (0.452)       (0.552)       (0.590)
                                                             -------      -------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD                               $ 9.940      $10.020        $9.970        $9.750        $9.530
                                                             =======      =======        ======        ======        ======

TOTAL RETURN(2)                                                3.66%        4.63%         7.09%         8.27%         8.46%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $25,955      $34,077       $42,698       $30,996       $27,813

Ratio of expenses to average net assets                        0.62%        0.63%         0.62%         0.58%         0.63%

Ratio of net investment income to average net assets           3.57%        3.36%         4.21%         5.46%         6.34%

Portfolio turnover                                              252%         438%          427%          290%          177%
---------------------------------------------------------------------------------------------------------------------------


(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

DELAWARE VIP CAPITAL RESERVES SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                     CUSIP
                                           -----
Delaware VIP Capital Reserves Series
(Standard Class)                         246493563



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      DELAWARE VIP CAPITAL RESERVES SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
...............................................................................
OVERVIEW                                                                page 2
Delaware VIP Capital Reserves Series                                         2
...............................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Series                                         9
Disclosure of portfolio holdings information                                10
Investment manager                                                          10
Portfolio managers                                                          10
Who's who?                                                                  11
...............................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 12
Share classes                                                               12
Salesperson and life company compensation                                   12
Purchase and redemption of shares                                           12
Valuation of shares                                                         12
Fair valuation                                                              13
Frequent trading of Series shares                                           13
Dividends, distributions and taxes                                          15

Certain management considerations                                           15
...............................................................................
FINANCIAL HIGHLIGHTS                                                   page 16

OVERVIEW: DELAWARE VIP CAPITAL RESERVES SERIES

WHAT IS THE SERIES' GOAL?

Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Delaware VIP Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for relatively stable and high income flow.

  o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Capital Reserves Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Capital Reserves Series Service Class)


 8.23%     6.84%     4.21%     3.23%
------------------------------------
 2001      2002      2003      2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 4.12% for the quarter ended September 2001 and its lowest quarterly return was -2.48% for the quarter ended June 2004.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                               DELAWARE VIP                    LEHMAN BROTHERS
                                          CAPITAL RESERVES SERIES         INTERMEDIATE GOVERNMENT/
                                               SERVICE CLASS                    CREDIT INDEX
--------------------------------------------------------------------------------------------------
1 year                                             3.23%                            3.04%

Lifetime (Inception 5/1/00)                        6.50%                            7.56%*

 The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
*The Lehman Brothers Intermediate Government/Credit Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your                   Maximum sales charge (load) imposed on
investments when you buy or sell shares of                        purchases as a percentage of offering price            none
the Service Class.
                                                                 Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                   none

                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                   none

                                                                 Redemption fees                                         none

                                                                 Exchange fees                                           none
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL SERIES OPERATING EXPENSES are deducted                    Management fees                                        0.50%
from the Series' assets.
                                                                 Distribution and service (12b-1) fees2                 0.30%

                                                                 Other expenses                                         0.12%

                                                                 Total operating expenses                               0.92%

                                                                 Fee waivers and payments(2,3)                         (0.05%)

                                                                 Net expenses                                           0.87%

-----------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                     1 year                                                   $89
the cost of investing in the Series to the
cost of investing in other mutual funds with                     3 years                                                 $288
similar investment objectives. We show the
cumulative amount of Series expenses on a                        5 years                                                 $504
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                    10 years                                              $1,127
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                     SECURITIES                                                DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills,              We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury                  though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the           they generally do not offer as high a level of current
United States.                                                        income as other fixed-income securities.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that              There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage            that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                     We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage             securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage          not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                   or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates          rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies           categories by a nationally recognized statistical ratings
or instrumentalities.                                                 organization (NRSRO) such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family
                                                                      mortgages, commercial mortgages and other mortgage
                                                                      collateral supported by a first mortgage lien on real
                                                                      estate. The privately issued securities we invest in are
                                                                      either CMOs or REMICs (see below).

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued          See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit               the four highest categories by an NRSRO.
loans.

CORPORATE DEBT: Debt obligations issued by a corporation,             We focus on corporate debt with investment grade ratings,
including corporate notes, bonds and other debt securities.           that is bonds rated BBB or better by S&P or Baa or better by
                                                                      Moody's. We may invest in debt that is unrated, if we
                                                                      believe the quality of the securities is comparable to the ratings above.

CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND              We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instruments issued by a bank that pay             have assets of at least one billion dollars.
interest.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                     SECURITIES                                                DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations with          We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.           by Moody's and/or A-1 or A-2 by S&P.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are            only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is U.S. government securities.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest          We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party              sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making                in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving                Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments           Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a                forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total             available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                              Interest rate swaps and index swaps will be considered
                                                                      illiquid securities (see below).

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as              interest and principal payments over an extended time frame
economic conditions, future expectations or investor                  regardless of interim market fluctuations. We do not try to
confidence.                                                           predict overall bond market movements and generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of                We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an                rigorous selection process before choosing securities for
individual stock or bond will decline because of changing             the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities, particularly            We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if               aggressively capitalizing on interest rate moves.
interest rates rise.
                                                                      We will not invest in interest rate swaps with maturities of
Swaps may be particularly sensitive to interest rate                  more than two years. Each business day we calculate the
changes. Depending on the actual movements of interest rates          amount the Series must pay for swaps it holds and will
and how well the portfolio manager anticipates them, a                segregate cash or other liquid securities to cover that
series could experience a higher or lower return than                 amount.
anticipated.

CREDIT RISK: The risk that there is the possibility that a            We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be            investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.             creditworthiness before purchasing the security.

Debt securities rated in the fourth category of investment            If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have                   Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions           determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers'             comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                      as practical, unless we think that would be detrimental in light of market conditions.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP CAPITAL RESERVES SERIES
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RISK: The risk that homeowners will prepay                 We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an            we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that               that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.                    prepaid, such as low outstanding loan balance or
                                                                      below-market interest rates.

LIQUIDITY RISK: The possibility that securities cannot be             We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price             will be treated as illiquid securities, but most swap
that a series values them.                                            dealers will be willing to repurchase interest rate swaps.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Delaware VIP Capital Reserves Series. They became co-managers of the Series in April 2000.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       12b-1 Fee to Dealer                                  0.30%


       *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31    5/1/00(2) to
SERVICE CLASS                                                   2004         2003          2002          2001(1)     12/31/00
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                         $10.000      $ 9.970        $9.760        $9.530          $9.210

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.333        0.308         0.406         0.519           0.389

Net realized and unrealized gain (loss) on investments        (0.017)       0.105         0.243         0.249           0.320
                                                             -------      -------        ------        ------          ------

Total from investment operations                               0.316        0.413         0.649         0.768           0.709
                                                             -------      -------        ------        ------          ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.416)      (0.383)       (0.439)       (0.538)         (0.389)
                                                             -------      -------        ------        ------          ------

Total dividends and distributions                             (0.416)      (0.383)       (0.439)       (0.538)         (0.389)
                                                             -------      -------        ------        ------          ------

NET ASSET VALUE, END OF PERIOD                               $ 9.900      $10.000        $9.970        $9.760          $9.530
                                                             =======      =======        ======        ======          ======

TOTAL RETURN(3)                                                3.23%        4.21%         6.84%         8.23%           7.88%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                           $7           $6            $6            $6              $5

Ratio of expenses to average net assets                        0.87%        0.85%         0.77%         0.73%           0.73%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      0.92%        0.88%         0.77%         0.73%           0.73%

Ratio of net investment income to average net assets           3.32%        3.14%         4.06%         5.31%           6.25%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           3.27%        3.11%         4.06%         5.31%           6.25%

Portfolio turnover                                              252%         438%          427%          290%            177%
-----------------------------------------------------------------------------------------------------------------------------


(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP CAPITAL RESERVES SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.






Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                    CUSIP
                                          -----
Delaware VIP Capital Reserves Series
(Service Class)                         246493571




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        DELAWARE VIP CASH RESERVE SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Cash Reserve Series                                               2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Series                                           7
Disclosure of portfolio holdings information                                   7
Investment manager                                                             7
Who's who?                                                                     8
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                    page 9
Share classes                                                                  9
Salesperson and life company compensation                                      9
Purchase and redemption of shares                                              9
Valuation of shares                                                            9
Dividends, distributions and taxes                                            10

Certain management considerations                                             10
.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 11

OVERVIEW: DELAWARE VIP CASH RESERVE SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Delaware VIP Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Delaware VIP Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

WHO SHOULD INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who do not want an investment whose value may fluctuate over the short term.

  o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for relatively high income flow.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Cash Reserve Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Cash Reserve Series Service Class)


 3.75%         1.13%          0.40%          0.60%
--------------------------------------------------
 2001          2002           2003           2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 1.34% for the quarter ended March 2001 and its lowest quarterly return was 0.04% for the quarter ended December 2003.



AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                   DELAWARE VIP
                                                CASH RESERVE SERIES
                                                   SERVICE CLASS
------------------------------------------------------------------
1 year                                                0.60%

Lifetime (Inception 5/1/00)                           2.10%

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
---------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your            Maximum sales charge (load) imposed on
investments when you buy or sell shares of                 purchases as a percentage of offering price           none
the Service Class.
                                                          Maximum contingent deferred sales charge (load)
                                                           as a percentage of original purchase price or
                                                           redemption price, whichever is lower                  none

                                                          Maximum sales charge (load) imposed on
                                                           reinvested dividends                                  none

                                                          Redemption fees                                        none

                                                          Exchange fees                                          none
---------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted             Management fees                                       0.45%
from the Series' assets.
                                                          Distribution and service (12b-1) fees(2)              0.30%


                                                          Other expenses                                        0.10%

                                                          Total operating expenses                              0.85%

                                                          Fee waivers and payments(2,3)                        (0.05%)

                                                          Net expenses                                          0.80%

---------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare              1 year                                                  $82
the cost of investing in the Series to the
cost of investing in other mutual funds with              3 years                                                $266
similar investment objectives. We show the
cumulative amount of Series expenses on a                 5 years                                                $466
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This             10 years                                             $1,044
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Delaware VIP Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE SECURITIES WE TYPICALLY INVEST IN

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                   SECURITIES                                                      DELAWARE VIP CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills,             We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury                 would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the          Treasury securities whose remaining effective maturity is
United States.                                                       less than 13 months.

CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND             We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instruments issued by a bank that pay            have assets of at least one billion dollars.
interest.

Investments in foreign banks and overseas branches of U.S.
banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

CORPORATE COMMERCIAL PAPER AND OTHER CORPORATE OBLIGATIONS:          We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2           obligations rated in one of the two highest ratings
to 270 days, issued by companies.                                    categories by at least two nationally recognized statistical ratings organizations (NRSROs). The purchase of a security that does not possess those ratings must be approved by the
                                                                     Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money
                                                                     markets must comply. The Series will not invest more than 5%
                                                                     of its total assets in securities rated in the second
                                                                     highest category by an NRSRO.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.


BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Delaware VIP Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                      DELAWARE VIP CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK: The risk that securities, particularly           Because the Series invests in short-term securities, the
bonds with longer maturities, will decrease in value if              value of its investments is generally not affected by
interest rates rise.                                                 interest rate risk. However, a decline in interest rates
                                                                     would adversely affect the level of income provided by the
                                                                     Series.

CREDIT RISK: The risk that there is the possibility that a           The Series holds only high quality short-term securities.
bond's issuer (or an entity that insures the bond) will be           Therefore it is generally not subject to significant credit
unable to make timely payments of interest and principal.            risk.

                                                                     We limit our investments to those which the Board of
                                                                     Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                     maturity, quality and diversification conditions with which taxable money market funds must comply.

INFLATION RISK: The risk that the return from your                   The Series is designed for short-term investment goals and
investments will be less than the increase in the cost of            therefore may not outpace inflation over longer time
living due to inflation, thus preventing you from reaching           periods. For this reason, the Series is not recommended as a
your financial goals.                                                primary investment for people with long-term goals.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       12b-1 Fee to Dealer                                  0.30%


       *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $1 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31     5/1/00(2) to
SERVICE CLASS                                                   2004(4)      2003          2002(1)       2001(1)   12/31/00(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $1.000       $1.000        $1.000        $1.000        $1.000

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.006        0.004         0.011         0.037         0.039
                                                              ------       ------        ------        ------        ------

Total from investment operations                               0.006        0.004         0.011         0.037         0.039
                                                              ------       ------        ------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.006)      (0.004)       (0.011)       (0.037)       (0.039)
                                                              ------       ------        ------        ------        ------

Total dividends and distributions                             (0.006)      (0.004)       (0.011)       (0.037)       (0.039)
                                                              ------       ------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD                                $1.000       $1.000        $1.000        $1.000        $1.000
                                                              ======       ======        ======        ======        ======

TOTAL RETURN(3)                                                0.60%        0.40%         1.13%         3.75%         4.01%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                           $5           $5            $5            $5            $5

Ratio of expenses to average net assets                        0.80%        0.80%         0.74%         0.75%         0.79%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      0.85%        0.83%         0.74%         0.75%         0.79%

Ratio of net investment income to average net assets           0.57%        0.38%         1.11%         3.63%         5.90%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           0.52%        0.35%         1.11%         3.63%         5.90%
------------------------------------------------------------------------------------------------------------------------------

(1) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the waiver not been in effect.
(4) On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series' net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series' total return.

DELAWARE VIP CASH RESERVE SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.






Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL               CUSIP
                                     -----
Delaware VIP Cash Reserve Series
(Service Class)                    246493308



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                         Delaware
                                         Investments(SM)
                                         ---------------------------------------
                                         A member of Lincoln Financial Group (R)


                               DELAWARE VIP TRUST

                        DELAWARE VIP CASH RESERVE SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.


TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                 page 2
Delaware VIP Cash Reserve Series                                              2
.................................................................................
HOW WE MANAGE THE SERIES                                                 page 4
Our investment strategies                                                     4
The securities we typically invest in                                         5
The risks of investing in the Series                                          6
Disclosure of portfolio holdings information                                  6
Investment manager                                                            6
Who's who?                                                                    7
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 8
Share classes                                                                 8
Salesperson and life company compensation                                     8
Purchase and redemption of shares                                             8
Valuation of shares                                                           8
Dividends, distributions and taxes                                            9

Certain management considerations                                             9

.................................................................................
FINANCIAL HIGHLIGHTS                                                    page 10

OVERVIEW: DELAWARE VIP CASH RESERVE SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Delaware VIP Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Delaware VIP Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.


WHO SHOULD INVEST IN THE SERIES

    o   Investors with short-term financial goals.

    o Investors who do not want an investment whose value may fluctuate over the short-term.

    o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

WHO SHOULD NOT INVEST IN THE SERIES

    o   Investors with long-term financial goals.

    o   Investors looking for relatively high income flow.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Cash Reserve Series Standard Class. We show returns for Standard Class of Delaware VIP Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Cash Reserve Series Standard Class)


 5.48%   4.93%   5.10%   5.08%   4.81%   6.01%   3.90%   1.26%   0.61%   0.87%
 -----------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.55% for the quarter ended December 2000 and its lowest quarterly return was 0.11% for the quarter ended December 2003.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                           DELAWARE VIP
                                                        CASH RESERVE SERIES
                                                          STANDARD CLASS
--------------------------------------------------------------------------------
  1 year                                                        0.87%

  5 years                                                       2.51%

  10 years                                                      3.79%


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your investments        Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                  purchases as a percentage of offering price                 none

                                                                   Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower                        none

                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        none

                                                                   Redemption fees                                              none

                                                                   Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted from the             Management fees                                             0.45%
Series' assets.
                                                                   Distribution and service (12b-1) fees                        none


                                                                   Other expenses(2)                                           0.10%

                                                                   Total operating expenses                                    0.55%

                                                                   Fee waivers and payments                                     none

                                                                   Net expenses                                                0.55%
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of           1 year                                                        $56
investing in the Series to the cost of investing in other mutual
funds with similar investment objectives. We show the cumulative   3 years                                                      $176
amount of Series expenses on a hypothetical investment of
$10,000 with an annual 5% return over the time shown.(3) This is   5 years                                                      $307
an example only, and does not represent future expenses, which
may be greater or less than those shown here.                      10 years                                                     $689


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Delaware VIP Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE SECURITIES WE TYPICALLY INVEST IN

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE USE THEM
                        SECURITIES                                           DELAWARE VIP CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills,           We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury               would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the        Treasury securities whose remaining effective maturity is
United States.                                                     less than 13 months.


CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND           We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instruments issued by a bank that pay          have assets of at least one billion dollars.
interest.

Investments in foreign banks and overseas branches of U.S.
banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


CORPORATE COMMERCIAL PAPER AND OTHER CORPORATE OBLIGATIONS:        We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2         obligations rated in one of the two highest ratings
to 270 days, issued by companies.                                  categories by at least two nationally recognized statistical ratings organizations (NRSROs). The purchase of a security that does not possess those ratings must be approved by the
                                                                   Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money
                                                                   markets must comply. The Series will not invest more than 5%
                                                                   of its total assets in securities rated in the second
                                                                   highest category by an NRSRO.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are         only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.


BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Delaware VIP Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               HOW WE STRIVE TO MANAGE THEM
                           RISKS                                             DELAWARE VIP CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE RISK: The risk that securities, particularly           Because the Series invests in short-term securities, the
bonds with longer maturities, will decrease in value if              value of its investments is generally not affected by
interest rates rise.                                                 interest rate risk. However, a decline in interest rates
                                                                     would adversely affect the level of income provided by the
                                                                     Series.

CREDIT RISK: The risk that there is the possibility that a           The Series holds only high quality short-term securities.
bond's issuer (or an entity that insures the bond) will be           Therefore it is generally not subject to significant credit
unable to make timely payments of interest and principal.            risk.

                                                                     We limit our investments to those which the Board of
                                                                     Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                     maturity, quality and diversification conditions with which taxable money market funds must comply.

INFLATION RISK: The risk that the return from your                   The Series is designed for short-term investment goals and
investments will be less than the increase in the cost of            therefore may not outpace inflation over longer time
living due to inflation, thus preventing you from reaching           periods. For this reason, the Series is not recommended as a
your financial goals.                                                primary investment for people with long-term goals.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                        Standard Class*
          Commission (%)                                             -
          Fee to Dealer                                          0.25%

          * Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $1 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended 12/31
STANDARD CLASS                                                2004(3)        2003        2002(1)       2001(1)       2000(1)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                          $1.000       $1.000        $1.000        $1.000        $1.000

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.009        0.006         0.013         0.038         0.058
                                                              ------       ------        ------        ------        ------
Total from investment operations                               0.009        0.006         0.013         0.038         0.058
                                                              ------       ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.009)      (0.006)       (0.013)       (0.038)       (0.058)
                                                              ------       ------        ------        ------        ------
Total dividends and distributions                             (0.009)      (0.006)       (0.013)       (0.038)       (0.058)
                                                              ------       ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                $1.000       $1.000        $1.000        $1.000        $1.000
                                                              ======       ======        ======        ======        ======
TOTAL RETURN(2)                                                0.87%        0.61%         1.26%         3.90%         6.01%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $29,831      $42,748       $49,809       $43,421       $49,261

Ratio of expenses to average net assets                        0.55%        0.58%         0.59%         0.60%         0.63%

Ratio of net investment income to average net assets           0.82%        0.60%         1.26%         3.78%         5.84%
------------------------------------------------------------------------------------------------------------------------------------


(1) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(3) On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series' net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series' total return.

DELAWARE VIP CASH RESERVE SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                CUSIP
                                    ---------
Delaware VIP Cash Reserve Series
(Standard Class)                    246493407



Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group (R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                     DELAWARE VIP DIVERSIFIED INCOME SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Diversified Income Series                                         2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Series                                          12
Disclosure of portfolio holdings information                                  16
.................................................................................
WHO MANAGES THE SERIES                                                   page 16
Investment manager                                                            16
Portfolio managers                                                            16
Who's who?                                                                    17
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 18
Share classes                                                                 18
Salesperson and life company compensation                                     18
Purchase and redemption of shares                                             18
Valuation of shares                                                           18
Fair valuation                                                                19
Frequent trading of Series shares                                             19
Dividends, distributions and taxes                                            21

Certain management considerations                                             21

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 22

OVERVIEW: DELAWARE VIP DIVERSIFIED INCOME SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

  o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

  o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

  o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

  o Investors looking for a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Diversified Income Series Service Class. We show returns for the past calendar year, as well as the average annual return since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Diversified Income Series Service Class)


    7.85%
-----------------
    2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 4.44% for the quarter ended December 2004 and its lowest quarterly return was -2.47% for the quarter ended June 2004.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                       DELAWARE VIP              LEHMAN BROTHERS
                                 DIVERSIFIED INCOME SERIES       AGGREGATE BOND
                                       SERVICE CLASS                  INDEX
--------------------------------------------------------------------------------
1 year                                     7.85%                       4.34%


Lifetime (Inception 5/16/03)               8.04%                       2.70%*

 The Series' returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index measures the performance of about 6,500 U.S. corporate and government bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The Lehman Brothers Aggregate Bond Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2003 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?
These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.

-----------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your        Maximum sales charge (load) imposed on
investments when you buy or sell shares of             purchases as a percentage of offering price                 none
the Service Class.
                                                      Maximum contingent deferred sales charge (load)
                                                       as a percentage of original purchase price or
                                                       redemption price, whichever is lower                        none

                                                      Maximum sales charge (load) imposed on
                                                       reinvested dividends                                        none

                                                      Redemption fees                                              none

                                                      Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted         Management fees                                             0.65%
from the Series' assets.
                                                      Distribution and service (12b-1) fees(1)                    0.30%


                                                      Other expenses(2)                                           0.33%

                                                      Total operating expenses                                    1.28%

                                                      Fee waivers and payments(1,3)                              (0.23%)

                                                      Net expenses                                                1.05%

-----------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare          1 year                                                       $107
the cost of investing in the Series to the
cost of investing in other mutual funds with          3 years                                                      $383
similar investment objectives. We show the
cumulative amount of Series expenses on a             5 years                                                      $680
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This         10 years                                                   $1,525
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(2) Other expenses are based on estimated amounts for the current fiscal year.
(3) The investment manger has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of seeking maximum long-term total return consistent with reasonable risk. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

  o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

  o In the High Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

  o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5% or as much as 50% of the Series' assets may be invested in each of the High-Yield Sector and International Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                   SECURITIES                                                  DELAWARE VIP DIVERSIFIED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a             The Series may invest up to 50% of net assets in high-yield
corporation and rated lower than investment grade by a               corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization               Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have           We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                          situation, its management, the prospects for its industry
                                                                     and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                     ratings. The Series may invest in unrated bonds if we
                                                                     believe their credit quality is comparable to the rated
                                                                     bonds we are permitted to invest in. Unrated bonds may be
                                                                     more speculative in nature than rated bonds.

U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                  The Series may invest without limit in direct U.S.
including bills, notes, bonds as well as other debt                  government obligations.
securities issued by the U.S. Treasury or securities of U.S.
government agencies or instrumentalities which are backed by the full faith and credit of the United States.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that             We may invest in without limit in government-related
represent pools of mortgages, with investors receiving               mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage           issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies
or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE           The Series may invest in CMOs and REMICs. Certain CMOs and
MORTGAGE INVESTMENT CONDUITS (REMICS): CMOs are privately            REMICs may have variable or floating interest rates and
issued mortgage-backed bonds whose underlying value is the           others may be stripped. Stripped mortgage securities are
mortgages that are collected into different pools according          generally considered illiquid and to such extent, together
to their maturity. They are issued by U.S. government                with any other illiquid investments, will not exceed the
agencies and private issuers. REMICs are privately issued            Series' limit on illiquid securities. In addition, subject
mortgage-backed bonds whose underlying value is a fixed pool         to certain quality and collateral limitations, the Fund may
of mortgages secured by an interest in real property. Like           invest up to 20% of its total assets in CMOs and REMICs
CMOs, REMICs offer different pools.                                  issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                   SECURITIES                                                  DELAWARE VIP DIVERSIFIED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE CORPORATE BONDS: Debt obligations issued by         The Series may invest without limit in investment grade
a corporation rated in one of the four highest categories by         corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.

FOREIGN GOVERNMENT SECURITIES AND FOREIGN CORPORATE BONDS:           We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments          focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an              ratings. The Series may also invest in securities issued by
entity established or financially supported by the national          supranational entities, which are typically of higher
governments of one or more countries. The International Bank         quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.            We may invest in both rated and unrated foreign securities.
                                                                     We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a             non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                                 or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                     another NRSRO.)

                                                                     However, we will limit investment in foreign securities of issuers located in emerging or developing countries that are rated below investment grade to no more than 5% of the
                                                                     Series' net assets.

ZERO COUPON BONDS AND PAYMENT-IN-KIND BONDS: Zero coupon             We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the             bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                 component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin               are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and              securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par               react to changes in interest rates to a greater degree than
value. PAYMENT-IN-KIND BONDS pay interest or dividends in            interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                     quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
                   SECURITIES                                                  DELAWARE VIP DIVERSIFIED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or             At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon             to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or            them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                   effect of any price declines, without selling the bond or
                                                                     bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike         Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is          the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

BRADY BONDS: These are debt securities issued under the              We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor                reforms undertaken by countries in connection with the
nations to restructure their outstanding external                    issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds          have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than                to issue them a viable opportunity for investment.
securities of developed country issuers.

FOREIGN CURRENCY TRANSACTIONS: A forward contract involves           We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a           hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a               Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.            dollars, we do not convert our holdings of foreign
dollars or other currencies.                                         currencies into U.S. dollars on a daily basis. We may,
                                                                     however, from time to time, purchase or sell foreign
                                                                     currencies and/or engage in forward foreign currency
                                                                     transactions in order to expedite settlement of portfolio
                                                                     transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                     market or through a forward foreign currency contract or
                                                                     forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                     security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                     forward contracts for speculative purposes.

                                                                     These transactions may increase the Series' expenses.
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                                           HOW WE USE THEM
                   SECURITIES                                                  DELAWARE VIP DIVERSIFIED INCOME SERIES
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AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY             The Series may invest in sponsored and unsponsored ADRs.
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs         Such ADRs that the Fund may invest in will be those that are
are receipts issued by a U.S. depositary (usually a U.S.             actively traded in the United States.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                In conjunction with its investments in foreign securities,
company or a foreign branch of a U.S. bank). Depositary              the Series may also invest in sponsored and unsponsored EDRs
receipts represent an ownership interest in an underlying            and GDRs.
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.

SHORT-TERM DEBT INVESTMENTS: These instruments include (1)           The Series may invest in these instruments either as a means
time deposits, certificates of deposit and bankers                   to achieve its investment objective or, more commonly, as
acceptances issued by a U.S. commercial bank; (2) commercial         temporary defensive investments or pending investment in the
paper of the highest quality rating; (3) short-term debt             Series' principal investment securities. When investing all
obligations with the highest quality rating; (4) U.S.                or a significant portion of its assets in these instruments,
government securities; and (5) repurchase agreements                 the Series may not be able to achieve its investment
collateralized by those instruments.                                 objective.

TIME DEPOSITS: Time deposits are non-negotiable deposits             Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period           purchased by the Series, and time deposits maturing from two
of time at a stated interest rate.                                   business days through seven calendar days will not exceed
                                                                     15% of the total assets of the Series.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
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                                       9

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                                                                                           HOW WE USE THEM
                   SECURITIES                                                  DELAWARE VIP DIVERSIFIED INCOME SERIES
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RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
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                                       10

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see
the Statement of Additional Information for further discussion of these risks and other risks not discussed here.
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                                                                                   HOW WE STRIVE TO MANAGE THEM
                    RISKS                                                     DELAWARE VIP DIVERSIFIED INCOME SERIES
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MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds that we believe will continue to pay interest
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall bond market or interest rate movements and
confidence.                                                          generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the              In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.               consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well          that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series            swap is intended to represent.
could experience a higher or lower return than anticipated.

INDUSTRY AND SECURITY RISK: The risk that the value of               We diversify the Series' assets across three distinct
securities in a particular industry or the value of an               sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing            individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities will decrease           The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for             eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter             monitoring economic conditions.
maturities.
                                                                     We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate                 years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates         Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a               cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.
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                                       12

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                                                                                   HOW WE STRIVE TO MANAGE THEM
                    RISKS                                                     DELAWARE VIP DIVERSIFIED INCOME SERIES
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CREDIT RISK: The possibility that a bond's issuer (or an             Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make               commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                           bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails          Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the            subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds            problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time         or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                        When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would           quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely          investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

FUTURES AND OPTIONS RISK: The possibility that a series may          We will use options and futures for defensive purposes, such
experience a significant loss if it employs an option or             as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and         selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from          rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options         speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.

FOREIGN RISK: The risk that foreign securities may be                The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including               through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes         attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or           financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have                We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                 in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                 account before we select securities for the portfolio.
                                                                     However, there is no way to eliminate foreign risks when
                                                                     investing internationally.
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                                       13

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                    RISKS                                                     DELAWARE VIP DIVERSIFIED INCOME SERIES
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FOREIGN GOVERNMENT SECURITIES RISK: The ability of a foreign         The Series attempts to reduce the risks associated with
government or government related issuer to make timely and           investing in foreign governments by limiting the portion of
ultimate payments on its external debt obligations. This             portfolio assets that may be invested in such securities.
ability to make payments will be strongly influenced by the
issuer's balance of payments, including export performance,
its access to international credits and investments,
fluctuations in interest rates and the extent of its foreign reserves.

CURRENCY RISK: The risk that the value of an investment may          We may try to hedge currency risk by purchasing foreign
be negatively affected by changes in foreign currency                currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce         foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are              Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any               from future changes in currency rates. We will use forward
losses.                                                              currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European                 that a strategy such as this will be successful.
Economic and Monetary Union (EMU), which established a
common currency for the participating countries. This
currency is known as the "euro". It has replaced legacy
currencies such as the French franc and the deutschemark,
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

EMERGING MARKETS RISK: The possibility that the risks                The Series may purchase securities of issuers in any foreign
associated with international investing will be greater in           country, developed and emerging. The Series cannot eliminate
emerging markets than in more developed foreign markets              these risks but will attempt to manage these risks through
because, among other things, emerging markets may have less          portfolio diversification, credit analysis, and attention to
stable political and economic environments.                          trends in the economy, industries and financial markets and other relevant factors.
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                                       14

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                                                                                   HOW WE STRIVE TO MANAGE THEM
                    RISKS                                                     DELAWARE VIP DIVERSIFIED INCOME SERIES
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LIQUIDITY RISK: The possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            our ability to dispose of particular issues, when necessary,
that a series values them.                                           to meet the Series' liquidity needs or in response to a
                                                                     specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible          the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual          size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,           liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                       We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

VALUATION RISK: When a less liquid secondary market as               We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to           individual bonds and by limiting the amount of the portfolio
obtain precise valuations of the high-yield securities in            that can be allocated to privately placed high-yield
its portfolio. During periods of reduced liquidity, judgment         securities.
plays a greater role in valuing high-yield securities.

LEGISLATIVE AND REGULATORY RISK: The United States Congress          We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond              on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
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                                       15

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the Manager was paid 0.47% of average daily net assets for the last fiscal year.


Prior to September 1, 2004, the Series was sub-advised by Delaware International Advisers Ltd. ("DIAL") who managed the international sector of the portfolio and furnished investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, DIAL was paid a portion of the management fee based on the portion of the foreign assets in the portfolio.

PORTFOLIO MANAGERS

Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe has 9 years of investment company experience and is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, Mr. Perkins holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

RYAN K. BRIST, Executive Vice President/Managing Director - Fixed Income, Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       12b-1 Fee to Dealer                                  0.30%


       *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or to change your investment options order for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Diversified Income Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended    5/16/03(1)
SERVICE CLASS                                                                                        12/31/04   to 12/31/03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                   $8.930        $8.500

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                                                                0.326         0.216

Net realized and unrealized gain on investments and foreign currencies                                  0.373         0.214
                                                                                                       ------        ------

Total from investment operations                                                                        0.699         0.430
                                                                                                       ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                                                  (0.219)           --
                                                                                                       ------        ------

Total dividends and distributions                                                                      (0.219)           --
                                                                                                       ------        ------

Net asset value, end of period                                                                         $9.410        $8.930
                                                                                                       ======        ======

Total return(3)                                                                                         7.85%         5.06%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                                               $47,417        $   --

Ratio of expenses to average net assets                                                                 1.05%         1.05%

Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                                                          1.28%         1.89%

Ratio of net investment income to average net assets                                                    3.57%         4.18%

Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                                               3.34%         3.34%

Portfolio turnover                                                                                       493%          521%
---------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP DIVERSIFIED INCOME SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                               CUSIP
                                                     -----
Delaware VIP  Diversified Income Series
(Service Class)                                    246493555



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                     DELAWARE VIP DIVERSIFIED INCOME SERIES

                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
.....................................................................
OVERVIEW                                                      page 2
Delaware VIP Diversified Income Series                             2
.....................................................................
HOW WE MANAGE THE SERIES                                      page 5
Our investment strategies                                          5
The securities we typically invest in                              6
The risks of investing in the Series                              12
Disclosure of portfolio holdings information                      16
Investment manager                                                16
Portfolio managers                                                16
Who's who?                                                        17
.....................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                       page 18
Share classes                                                     18
Salesperson and life company compensation                         18
Purchase and redemption of shares                                 18
Valuation of shares                                               18
Fair valuation                                                    19
Frequent trading of Series shares                                 19
Dividends, distributions and taxes                                21

Certain management considerations                                 21

.....................................................................
FINANCIAL HIGHLIGHTS                                         page 22

OVERVIEW: DELAWARE VIP DIVERSIFIED INCOME SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o    Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE SERIES

o    Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Diversified Income Series Standard Class. We show returns for the past calendar year, as well as the average annual return since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



YEAR-BY-YEAR TOTAL RETURN
(Delaware VIP Diversified Income Series Standard Class)


            8.47%
           -------
            2004


During the period illustrated in this bar chart, the Class' highest quarterly return was 4.53% for the quarter ended December 2004 and its lowest quarterly return was -2.36% for the quarter ended June 2004.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                       DELAWARE VIP            LEHMAN BROTHERS
                                 DIVERSIFIED INCOME SERIES     AGGREGATE BOND
                                      STANDARD CLASS                INDEX
                                      --------------                -----


  1 year                                   8.47%                     4.34%

  Lifetime (Inception 5/16/03)             8.42%                     2.70%*




  The Series' returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index measures the performance of about 6,500 U.S. corporate and government bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The Lehman Brothers Aggregate Bond Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2003 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?

These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.

--------------------------------------------------------------------------------------------------------------------

You do not pay SALES CHARGES directly      Maximum sales charge (load) imposed on
from your investments when you buy or       purchases as a percentage of offering price                 none
sell shares of the Standard Class.
                                           Maximum contingent deferred sales charge (load)
                                            as a percentage of original purchase price or
                                            redemption price, whichever is lower                        none

                                           Maximum sales charge (load) imposed on
                                            reinvested dividends                                        none

                                           Redemption fees                                              none

                                           Exchange fees                                                none

--------------------------------------------------------------------------------------------------------------------

ANNUAL SERIES OPERATING EXPENSES           Management fees                                             0.65%
are deducted from the Series' assets.
                                           Distribution and service (12b-1) fees                        none

                                           Other expenses(1)                                           0.33%

                                           Total operating expenses                                    0.98%

                                           Fee waivers and payments(2)                                (0.18%)

                                           Net expenses                                                0.80%

--------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help           1 year                                                        $82
you compare the cost of investing
in the Series to the cost of               3 years                                                      $294
investing in other mutual funds
with similar investment objectives.        5 years                                                      $524
We show the cumulative amount of
Series expenses on a hypothetical          10 years                                                   $1,185
investment of $10,000 with an
annual 5% return over the time
shown.(3) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2) The investment manger has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of seeking maximum long-term total return consistent with reasonable risk. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

     o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

     o In the High-Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

     o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5% or as much as 50% of the Series' assets may be invested in each of the High-Yield Sector and International Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE USE THEM
                        SECURITIES                                           DELAWARE VIP DIVERSIFIED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a             The Series may invest up to 50% of net assets in high-yield
corporation and rated lower than investment grade by a               corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization               Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have           We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                          situation, its management, the prospects for its industry
                                                                     and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                     ratings. The Series may invest in unrated bonds if we
                                                                     believe their credit quality is comparable to the rated
                                                                     bonds we are permitted to invest in. Unrated bonds may be
                                                                     more speculative in nature than rated bonds.


U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                  The Series may invest without limit in direct U.S.
including bills, notes, bonds as well as other debt                  government obligations.
securities issued by the U.S. Treasury or securities of U.S.
government agencies or instrumentalities which are backed by the full faith and credit of the United States.


MORTGAGE-BACKED SECURITIES: Fixed-income securities that              We may invest without limit in government-related
represent pools of mortgages, with investors receiving                mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage            issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies
or instrumentalities.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE            The Series may invest in CMOs and REMICs. Certain CMOs and
MORTGAGE INVESTMENT CONDUITS (REMICS): CMOs are privately             REMICs may have variable or floating interest rates and
issued mortgage-backed bonds whose underlying value is the            others may be stripped. Stripped mortgage securities are
mortgages that are collected into different pools according           generally considered illiquid and to such extent, together
to their maturity. They are issued by U.S. government                 with any other illiquid investments, will not exceed the
agencies and private issuers. REMICs are privately issued             Series' limit on illiquid securities. In addition, subject
mortgage-backed bonds whose underlying value is a fixed pool          to certain quality and collateral limitations, the Fund may
of mortgages secured by an interest in real property. Like            invest up to 20% of its total assets in CMOs and REMICs
CMOs, REMICs offer different pools.                                   issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE USE THEM
                        SECURITIES                                           DELAWARE VIP DIVERSIFIED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.


INVESTMENT GRADE CORPORATE BONDS: Debt obligations issued by         The Series may invest without limit in investment grade
a corporation rated in one of the four highest categories by         corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.


FOREIGN GOVERNMENT SECURITIES AND FOREIGN CORPORATE BONDS:           We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments          focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an              ratings. The Series may also invest in securities issued by
entity established or financially supported by the national          supranational entities, which are typically of higher
governments of one or more countries. The International Bank         quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.            We may invest in both rated and unrated foreign securities.
                                                                     We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a             non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                                 or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                     another NRSRO.)

                                                                     However, we will limit investment in foreign securities of issuers located in emerging or developing countries that are rated below investment grade to no more than 5% of the
                                                                     Series' net assets.


ZERO COUPON BONDS AND PAYMENT-IN-KIND BONDS: Zero coupon             We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the             bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                 component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin               are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and              securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par               react to changes in interest rates to a greater degree than
value. PAYMENT-IN-KIND bonds pay interest or dividends in            interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                     quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.




THE SECURITIES WE TYPICALLY INVEST IN (CONTINUED)


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                        SECURITIES                                           DELAWARE VIP DIVERSIFIED INCOME SERIES
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OPTIONS AND FUTURES: Options represent a right to buy or             At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon             to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or            them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                   effect of any price declines, without selling the bond or
                                                                     bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike         Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is          the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be derivative securities.



BRADY BONDS: These are debt securities issued under the              We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor                reforms undertaken by countries in connection with the
nations to restructure their outstanding external                    issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds          have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than                to issue them a viable opportunity for investment.
securities of developed country issuers.



FOREIGN CURRENCY TRANSACTIONS: A forward contract involves           We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a           hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a               Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.            dollars, we do not convert our holdings of foreign
dollars or other currencies.                                         currencies into U.S. dollars on a daily basis. We may,
                                                                     however, from time to time, purchase or sell foreign
                                                                     currencies and/or engage in forward foreign currency
                                                                     transactions in order to expedite settlement of portfolio
                                                                     transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                     market or through a forward foreign currency contract or
                                                                     forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                     security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                     forward contracts for speculative purposes.

                                                                     These transactions may increase the Series' expenses.




THE SECURITIES WE TYPICALLY INVEST IN (CONTINUED)

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AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY             The Series may invest in sponsored and unsponsored ADRs.
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs         Such ADRs that the Fund may invest in will be those that are
are receipts issued by a U.S. depositary (usually a U.S.             actively traded in the United States.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                In conjunction with its investments in foreign securities,
company or a foreign branch of a U.S. bank). Depositary              the Series may also invest in sponsored and unsponsored EDRs
receipts represent an ownership interest in an underlying            and GDRs.
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.



SHORT-TERM DEBT INVESTMENTS: These instruments include               The Series may invest in these instruments either as a means
(1) time deposits, certificates of deposit and bankers               to achieve its investment objective or, more commonly, as
acceptances issued by a U.S. commercial bank; (2) commercial         temporary defensive investments or pending investment in the
paper of the highest quality rating; (3) short-term debt             Series' principal investment securities. When investing all
obligations with the highest quality rating; (4) U.S.                or a significant portion of its assets in these instruments,
government securities; and (5) repurchase agreements                 the Series may not be able to achieve its investment
collateralized by those instruments.                                 objective.



TIME DEPOSITS: Time deposits are non-negotiable deposits             Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period           purchased by the Series, and time deposits maturing from two
of time at a stated interest rate.                                   business days through seven calendar days will not exceed
                                                                     15% of the total assets of the Series.


REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.




THE SECURITIES WE TYPICALLY INVEST IN (CONTINUED)

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                        SECURITIES                                           DELAWARE VIP DIVERSIFIED INCOME SERIES
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RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.


INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).


ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.



The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.



THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                           RISKS                                               DELAWARE VIP DIVERSIFIED INCOME SERIES
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MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds that we believe will continue to pay interest
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall bond market or interest rate movements and
confidence.                                                          generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the              In evaluating the use of an index swap, we carefully consider
investment market or sector that the index represents.               how market changes could affect the swap and how that
Depending on the actual movements of the index and how well          compares to us investing directly in the market the swap is
the portfolio managers forecast those movements, a series            intended to represent.
could experience a higher or lower return than anticipated.

INDUSTRY AND SECURITY RISK: The risk that the value of               We diversify the Series' assets across three distinct sectors
securities in a particular industry or the value of an               of the bond market and among a wide variety of individual
individual stock or bond will decline because of changing            issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities will decrease in        The Series is subject to interest rate risk. We cannot
value if interest rates rise. The risk is greater for bonds          eliminate that risk, but we do strive to manage it by
with longer maturities than for those with shorter                   monitoring economic conditions.
maturities.
                                                                     We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate changes.        years. Each business day we will calculate the amount the
Depending on the actual movements of interest rates and how          Series must pay for any swaps it holds and will segregate
well the portfolio managers anticipate them, a series could          cash or other liquid securities to cover that amount.
experience a higher or lower return than anticipated.


THE RISKS OF INVESTING IN THE SERIES (CONTINUED)

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                           RISKS                                               DELAWARE VIP DIVERSIFIED INCOME SERIES
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CREDIT RISK: The possibility that a bond's issuer (or an             Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make timely        commitment to hold a diversified selection of high-yield
payments of interest and principal.                                  bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails          Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the            subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds            problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time         or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                        When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality
Some analysts believe a protracted economic downturn would           ratings and do careful credit analysis before investing.
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

FUTURES AND OPTIONS RISK: The possibility that a series may          We will use options and futures for defensive purposes, such
experience a significant loss if it employs an option or             as to protect gains in the portfolio without actually selling
futures strategy related to a security or a market index and         the security or to neutralize the impact of interest rate
that security or index moves in the opposite direction from          changes. We will not use futures and options for speculative
what the portfolio managers anticipated. Futures and options         reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.

FOREIGN RISK: The risk that foreign securities may be                The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including               through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes         attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or           financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have greater        We carefully evaluate the political and economic situations
price volatility, less regulation and higher transaction             in the countries where we invest and take these risks into
costs than U.S. markets.                                             account before we select securities for the portfolio.
                                                                     However, there is no way to eliminate foreign risks when
                                                                     investing internationally.


THE RISKS OF INVESTING IN THE SERIES (CONTINUED)

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                           RISKS                                               DELAWARE VIP DIVERSIFIED INCOME SERIES
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FOREIGN GOVERNMENT SECURITIES RISK: Involves the ability of a        The Series attempts to reduce the risks associated with
foreign government or government related issuer to make              investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt                    portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent of its foreign reserves.

CURRENCY RISK: The risk that the value of an investment may          We may try to hedge currency risk by purchasing foreign
be negatively affected by changes in foreign currency                currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce         foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are              Series strives to protect the value of the stock it owns from
denominated in foreign currencies and may increase any               future changes in currency rates. We will use forward
losses.                                                              currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European Economic        that a strategy such as this will be successful.
and Monetary Union (EMU), which established a common currency for the participating countries. This currency is known as
the "euro". It has replaced legacy currencies such as the
French franc and the deutschemark, which were converted to
euros at fixed exchange rates. The main initial consequence
for investors is that this has created a much bigger and more liquid bond and equity market. This has eliminated currency
risk within the euro zone, but the risk that the euro will
fluctuate versus third currencies such as the U.S. dollar has not been eliminated or reduced. Within the euro zone, our
view is that the longer term risks are economic and political -
a single currency means a single monetary policy, which may
not suit an individual country at a particular time. There
are no explicit legal provisions for a country to exit EMU;
such an exit pre-supposes a strong political demand for it,
of which there is no sign at this point in time.

EMERGING MARKETS RISK: The possibility that the risks                The Series may purchase securities of issuers in any foreign
associated with international investing will be greater in           country, developed and emerging. The Series cannot eliminate
emerging markets than in more developed foreign markets              these risks but will attempt to manage these risks through
because, among other things, emerging markets may have less          portfolio diversification, credit analysis, and attention to
stable political and economic environments.                          trends in the economy, industries and financial markets and other relevant factors.


THE RISKS OF INVESTING IN THE SERIES (CONTINUED)

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                           RISKS                                               DELAWARE VIP DIVERSIFIED INCOME SERIES
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LIQUIDITY RISK: The possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            our ability to dispose of particular issues, when necessary,
that a series values them.                                           to meet the Series' liquidity needs or in response to a
                                                                     specific event, such as the declining creditworthiness of the
The high-yield secondary market is particularly susceptible          issuer. In striving to manage this risk, we evaluate the size
to liquidity problems when the institutions, such as mutual          of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,           liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                       We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

VALUATION RISK: When a less liquid secondary market as               We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to           individual bonds and by limiting the amount of the portfolio
obtain precise valuations of the high-yield securities in its        that can be allocated to privately placed high-yield
portfolio. During periods of reduced liquidity, judgment             securities.
plays a greater role in valuing high-yield securities.

LEGISLATIVE AND REGULATORY RISK: The United States Congress          We monitor the status of regulatory and legislative proposals
has from time to time taken or considered legislative actions        to evaluate any possible effects they might have on the
that could adversely affect the high-yield bond market. For          Series' portfolio.
example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield market.
Similar actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult for a fund to attain its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the Manager was paid 0.47% of average daily net assets for the last fiscal year.


Prior to September 1, 2004, the Series was sub-advised by Delaware International Advisers Ltd. ("DIAL") who managed the international sector of the portfolio and furnished investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, DIAL was paid a portion of the management fee based on the portion of the foreign assets in the portfolio.

PORTFOLIO MANAGERS

Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe has 9 years of investment company experience and is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, Mr. Perkins holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

RYAN K. BRIST, Executive Vice President/Managing Director - Fixed Income, Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR  Delaware Distributors, L.P., 2005 Market Street,
Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   STANDARD CLASS*
            Commission (%)                                      -
            Fee to Dealer                                    0.25%

            *Your variable contract salesperson may be eligible to
             receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or to change your investment options order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Diversified Income Series
------------------------------------------------------------------------------------------------------
                                                                              Year Ended    5/16/03(1)
STANDARD CLASS                                                                  12/31/04   to 12/31/03
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $8.940        $8.500

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                                           0.348         0.240

Net realized and unrealized gain on investments and foreign currencies             0.395         0.200
                                                                                  ------        ------
Total from investment operations                                                   0.743         0.440
                                                                                  ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                             (0.233)            -
                                                                                  ------        ------
Total dividends and distributions                                                 (0.233)            -
                                                                                  ------        ------

NET ASSET VALUE, END OF PERIOD                                                    $9.450        $8.940
                                                                                  ======        ======

TOTAL RETURN(3)                                                                    8.47%         5.18%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                          $14,770        $2,104

Ratio of expenses to average net assets                                            0.80%         0.80%

Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                                     0.98%         1.59%

Ratio of net investment income to average net assets                               3.82%         4.43%

Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                          3.64%         3.64%

Portfolio turnover                                                                  493%          521%
------------------------------------------------------------------------------------------------------


(1) Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                        DELAWARE VIP DIVERSIFIED INCOME SERIES

                        ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














                        Investment Company Act File No. 811-5162

                        DELAWARE SERIES SYMBOL                      CUSIP
                                                                    -----
                        Delaware VIP Diversified Income Series
                        (Standard Class)                          246493548




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      DELAWARE VIP EMERGING MARKETS SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Emerging Markets Series                                           2
.................................................................................
HOW THE SERIES IS MANAGED                                                 page 5
Investment strategies                                                          5
The securities the Series typically invest in                                  6
The risks of investing in the Series                                          10
Disclosure of portfolio holdings information                                  13
Investment manager and sub-advisor                                            14
Portfolio managers                                                            14
Who's who?                                                                    15
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 16
Share classes                                                                 16
Salesperson and life company compensation                                     16
Purchase and redemption of shares                                             16
Valuation of shares                                                           16
Fair valuation                                                                17
Frequent trading of Series shares                                             17
Dividends, distributions and taxes                                            19
Certain management considerations                                             19
.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 20

OVERVIEW: DELAWARE VIP EMERGING MARKETS SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, the Series' will invest at least 80% of net assets in investments of emerging market issuers (the "80% policy").


The Series' portfolio managers may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Series' portfolio managers may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series:

  o The Series' portfolio managers strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

  o The Series' portfolio managers consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. The Series' portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if they were being paid today. The Series' portfolio managers believe this gives them an estimate of the stock's true value. Because the Series invests primarily in emerging market issuers, there may be less information available for the portfolio managers to use in making this analysis than is available for more developed countries.

  o The Series' portfolio managers generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. The Series' portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Emerging Markets Series, which invests in emerging market issuers. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

  o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Emerging Markets Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Emerging Markets Series Service Class)


 5.15%         5.03%          70.10%         33.26%
---------------------------------------------------
 2001          2002           2003           2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 26.37% for the quarter ended June 2003 and its lowest quarterly return was -19.94% for the quarter ended September 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                   DELAWARE VIP               MORGAN STANLEY CAPITAL
                              EMERGING MARKETS SERIES     INTERNATIONAL EMERGING MARKETS
                                   SERVICE CLASS                    FREE INDEX
----------------------------------------------------------------------------------------

1 year                                 33.26%                          25.95%

Lifetime (Inception 5/1/00)            17.16%                          7.79%*


The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International Emerging Markets Free Index aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
--------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of              purchases as a percentage of offering price             none
the Service Class.
                                                       Maximum contingent deferred sales charge (load)
                                                        as a percentage of original purchase price or
                                                        redemption price, whichever is lower                    none


                                                       Maximum sales charge (load) imposed on
                                                        reinvested dividends                                    none

                                                       Redemption fees                                          none

                                                       Exchange fees                                            none
--------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted          Management fees                                         1.25%
from the Series' assets.


                                                       Distribution and service (12b-1) fees                   0.30%

                                                       Other expenses                                          0.38%

                                                       Total operating expenses                                1.93%

                                                       Fee waivers and payments(2,3)                          (0.18%)

                                                       Net expenses                                            1.75%

--------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare           1 year                                                   $178
the cost of investing in the Series to the
cost of investing in other mutual funds with           3 years                                                  $589
similar investment objectives. We show the
cumulative amount of Series expenses on a              5 years                                                $1,025
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This          10 years                                               $2,239
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manger has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.50% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

HOW THE SERIES IS MANAGED

INVESTMENT STRATEGIES


Delaware VIP Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. The Series' primary emphasis will in investments of emerging market issuers.

The Series' portfolio managers consider an "emerging market issuer" to be any country that:


  o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

  o the United Nations classifies as developing; or

  o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan, and Thailand. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, the Series' portfolio managers evaluate publicly available information and question individual companies to determine if the company meets at least one of the following criteria:


  o the principal trading market for the company's securities is in an emerging country;

  o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

  o the company is organized under the laws of, and has a principal office in, an emerging country.


Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Series' portfolio managers focus our investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Series' portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Series' portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Series' portfolio managers evaluate individual companies they aim to apply a value-oriented selection process. That is, the Series' portfolio managers strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, the Series' portfolio managers evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Series' portfolio managers then determine what that income would be worth if paid today. That helps the Series' portfolio managers decide what they think the security is worth today. The Series' portfolio managers then compare their estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the portfolio managers' assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Delaware VIP Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.


The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders before the change in the objective became effective.


THE SECURITIES THE SERIES TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                       HOW THE SERIES USES THEM
                       SECURITIES                                                DELAWARE VIP EMERGING MARKETS SERIES
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
COMMON STOCKS: Securities that represent shares of ownership          The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                     which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.


CORPORATE BONDS: Debt obligations issued by U.S. or foreign           The Series may invest in corporate obligations issued by
corporations.                                                         emerging country companies. These bonds may be high risk,
                                                                      fixed-income securities.

FOREIGN GOVERNMENT SECURITIES: Debt obligations issued by a           The Series' portfolio managers may invest a portion of the
government other than the United States or by an agency,              Series' assets in foreign governmental securities issued by
instrumentality or political subdivision of such                      emerging or developing countries, which may be lower rated,
governments.                                                          including securities rated below investment grade.

INVESTMENT COMPANY SECURITIES: In some countries,                     The Series may hold open-end and closed-end investment
investments by U.S. mutual funds are generally made by                company securities if the Series' portfolio managers believe
purchasing shares of investment companies that in turn                the country offers good investment opportunities. These
invest in the securities of such countries.                           investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
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

THE SECURITIES THE SERIES TYPICALLY INVEST IN (CONTINUED)
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
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                                                                                       HOW THE SERIES USES THEM
                       SECURITIES                                                DELAWARE VIP EMERGING MARKETS SERIES
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
FOREIGN CURRENCY TRANSACTIONS: A forward foreign currency             The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell          and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that            given country may be denominated in the currency of another
is set at the time of the contract. The future date may be            country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                              Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                      exchange transactions. The Series may conduct its foreign
                                                                      currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use
                                                                      forward contracts if it has agreed to sell a security and
                                                                      wants to "lock-in" the price of that security, in terms of
                                                                      U.S. dollars. Investors should be aware of the costs of
                                                                      currency conversion. The Series will not use forward
                                                                      contracts for speculative purposes.


AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY              The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs          EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.              securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                 To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary               market or through depositary receipts, the Series' portfolio
receipts represent an ownership interest in an underlying             managers evaluate the price levels, the transaction costs,
security that is held by the depositary. Generally, the               taxes and administrative costs involved with each security
holder of the depositary receipt is entitled to all payments          to identify the most efficient choice.
of interest, dividends or capital gains that are made on the underlying security.

BRADY BONDS: These are debt securities issued under the               The Series may invest in Brady Bonds. The Series' portfolio
framework of the Brady Plan, an initiative for debtor                 managers believe that the economic reforms undertaken by
nations to restructure their outstanding external                     countries in connection with the issuance of Brady Bonds can
indebtedness (generally, commercial bank debt). Brady Bonds           make the debt of countries that have issued or have
tend to be of lower quality and more speculative than                 announced plans to issue these bonds a viable opportunity
securities of developed country issuers.                              for investment.
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

THE SECURITIES THE SERIES TYPICALLY INVEST IN (CONTINUED)
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
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                                                                                       HOW THE SERIES USES THEM
                       SECURITIES                                                DELAWARE VIP EMERGING MARKETS SERIES
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
HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities             The Series may invest up to 35% of its net assets, in
that are rated lower than BBB by S&P or Baa by Moody's, or            high-yield, high risk foreign fixed-income securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.


REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, the Series' portfolio managers use repurchase
the Series, and a seller of securities in which the seller            agreements as a short-term investment for the Series' cash
agrees to buy the securities back within a specified time at          position. In order to enter into these repurchase
the same price the buyer paid for them, plus an amount equal          agreements, the Series must have collateral of 102% of the
to an agreed upon interest rate. Repurchase agreements are            repurchase price. The Series may enter into repurchase
often viewed as equivalent to cash.                                   agreements in which the collateral is any security in which it may invest, but normally uses U.S. government securities as collateral.

RESTRICTED SECURITIES: Privately placed securities whose              The Series' portfolio managers may invest in privately
resale is restricted under securities law.                            placed securities, including those that are eligible for
                                                                      resale only among certain institutional buyers without
                                                                      registration which are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready              The Series' portfolio managers may invest up to 10% of net
market, and cannot be easily sold within seven days at                assets in illiquid securities, including repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.
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

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                        RISKS                                                   DELAWARE VIP EMERGING MARKETS SERIES
---------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the securities   The Series' portfolio managers maintain a long-term investment
in a certain market--like the stock or bond market--will         approach and focus on stocks the Series' portfolio managers
decline in value because of factors such as economic             believe can appreciate over an extended time frame regardless
conditions, future expectations or investor confidence.          of interim market fluctuations. In deciding what portion of the Series' portfolio should be invested in any individual country, the Series' portfolio managers evaluate a variety of factors, including opportunities and risks relative to other countries. The Series' portfolio managers can also somewhat reduce market risk by holding a diversified portfolio.

INDUSTRY AND SECURITY RISK: The risk that the value of           The Series' portfolio managers typically hold a number of
securities in a particular industry or the value of an           different securities in a variety of sectors in order to
individual stock or bond will decline because of changing        minimize the impact that a poorly performing security would
expectations for the performance of that industry or for the     have on the Series. This risk is more significant for the
individual company issuing the stock or bond.                    Series, which is a non-diversified fund.

FOREIGN RISK: The risk that foreign securities may be            The Series' portfolio managers carefully evaluate the overall
adversely affected by political instability (including           situations in the countries where they invest in an attempt to
governmental seizures or nationalization of assets), changes     reduce these risks. The Series' portfolio managers also tend
in currency exchange rates, foreign economic conditions or lax   to avoid markets where they believe accounting principles or
regulatory and accounting standards. Foreign markets may also    the regulatory structure are too underdeveloped.
be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S.
markets.
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

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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                        RISKS                                                   DELAWARE VIP EMERGING MARKETS SERIES
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
CURRENCY RISK: The risk that the value of an investment may be   The Series may try to hedge its currency risk by purchasing
negatively affected by changes in foreign currency exchange      foreign currency exchange contracts. If the Series agrees to
rates. Adverse changes in exchange rates may reduce or           purchase or sell foreign securities at a pre-set price on a
eliminate any gains produced by investments that are             future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any losses.   security its own from future changes in currency rates. If the
                                                                 Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
                                                                 security's price in terms of U.S. dollars or another
                                                                 applicable currency. The Series may use forward currency
                                                                 exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no
                                                                 assurance that such a strategy will be successful.


                                                                 Another way in which the Series can protect against this risk is by holding stocks whose earnings are from exports or priced in U.S. dollars, so that a devaluation means unchanged U.S.
                                                                 dollars earnings (and higher local currency earnings).

SMALL COMPANY RISK: The risk that prices of smaller companies    The Series may invest in small companies and would be subject
may be more volatile than larger companies because of limited    to this risk. The Series' portfolio managers typically hold a
financial resources or dependence on narrow product lines.       number of different stocks in order to reduce the impact that
Small company risk also comes from lower liquidity typically     one small company stock would have on the Series. This risk is
associated with small company stocks, which means the price      more significant for the Series, which is a non-diversified
may be affected by poorly executed trades, even if the           fund.
underlying business of the company is unchanged.

POLITICAL RISK: The risk that countries or the entire region     The Series' portfolio managers carefully evaluate the
where the Series invests may experience political instability,   political situations in the countries where they invest and
which may cause greater fluctuation in the value and liquidity   take into account any potential risks before they select
of our investments due to changes in currency exchange rates,    securities for the portfolio. The Series' portfolio managers
governmental seizures or nationalization of assets.              can also somewhat reduce political risk by holding a
                                                                 diversified portfolio. However, there is no way to eliminate political risk when investing internationally.

EMERGING MARKETS RISK: The possibility that the risks            Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in       screen securities within emerging markets and attempt to
emerging markets than in more developed foreign markets          consider material risks associated with an individual company
because, among other things, emerging markets may have less      or bond issuer. The Series' portfolio managers cannot
stable political and economic environments.                      eliminate emerging market risk and consequently encourage
                                                                 shareholders to invest in this Series only if they have a
                                                                 long-term time horizon, over which the potential of individual securities is more likely to be realized.
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

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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                        RISKS                                                   DELAWARE VIP EMERGING MARKETS SERIES
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
INEFFICIENT MARKET RISK: The risk that foreign markets may be    The Series will attempt to reduce these risks by investing in
less liquid, have greater price volatility, less regulation      a number of different countries, and noting trends in the
and higher transaction costs than U.S. markets.                  economy, industries and financial markets.


INFORMATION RISK: The possibility that foreign companies are     The Series conducts a great deal of fundamental research on
subject to different accounting, auditing and financial          the companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less       information available through financial reporting. The Series'
information available about foreign issuers than domestic        portfolio managers believe this will help them to better
issuers. Furthermore, regulatory oversight of foreign issuers    uncover any potential weaknesses in individual companies.
may be less stringent or less consistently applied than in the
United States.

NON-DIVERSIFIED FUNDS RISK: The risk that non-diversified        The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much as   Investment Company Act of 1940. Nevertheless, the Series'
50% of their assets in as few as two issuers with no single      portfolio managers typically hold securities from a variety of
issuer accounting for more than 25% of the portfolio. The        different issuers, representing a number of different
remaining 50% of the portfolio must be diversified so that no    countries. The Series' portfolio managers also perform
more than 5% of a fund's assets is invested in the securities    extensive analysis on all securities, particularly those that
of a single issuer. Because a non-diversified fund may invest    represent a larger percentage of portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.


FOREIGN GOVERNMENT SECURITIES RISK: The risk which relates to    The Series attempts to limit this risk by performing credit
the ability of a foreign government or government related        analysis on the issuer of each security purchased. In
issuer to make timely payments on its external debt              addition, the Series attempts to reduce this risk by limiting
obligations.                                                     the portion of net assets that may be invested in these
                                                                 securities.

                                                                 The Series also compares the risk-reward potential of foreign government securities being considered to that offered by
                                                                 equity securities to determine whether to allocate assets to equity or fixed-income investments.
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

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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                        RISKS                                                   DELAWARE VIP EMERGING MARKETS SERIES
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
CREDIT RISK OF HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES:    The Series may invest up to 35% of its net assets in
The risk that securities rated lower than BBB by S&P and Baa     high-yield, high risk foreign fixed-income securities.
by Moody's are considered to be of poor standing and
predominantly speculative as to the issuer's ability to repay    The Series' portfolio managers intend to limit their
interest and principal.                                          investment in any single lower rated bond, which can help to reduce the effect of an individual default on the Series. The
These bonds are often issued by less creditworthy companies or   Series' portfolio managers also intend to limit their overall
by highly leveraged (indebted) firms, which are generally less   holdings of bonds in this category. Such limitations may not
able than more financially stable firms to make scheduled        protect the Series from widespread bond defaults brought about
payments of interest and principal. The risks posed by bonds     by a sustained economic downturn or from price declines that
issued under such circumstances are substantial.                 might result from changes in the quality ratings of individual bonds.
If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.

TRANSACTION COSTS RISK: The risk that the costs of buying,       The Series' portfolio managers strive to monitor transaction
selling and holding foreign securities, including brokerage,     costs and to choose an efficient trading strategy for the
tax and custody costs, may be higher than those involved in      Series.
domestic transactions.
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


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER AND SUB-ADVISOR

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

              AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
              1.25% on first $500 million
              1.20% on next $500 million
              1.15% on next $1,500 million
              1.10% on assets in excess of $2,500 million


Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Series. As sub-advisor, Mondrian is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' business affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee of 0.30% of average daily net assets.

Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Series' manager. Since September 25, 2004, Delaware Management Company served as the Series' manager and Mondrian served as the Series' sub-advisor. The aggregate advisory fee paid by the Series was 1.12% for the last fiscal year.


PORTFOLIO MANAGERS


Clive A. Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware VIP Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore and Mr. Akester regularly consult with Emma R. E. Lewis and a team of over 15 of their colleagues at Mondrian.


CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University. England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. He has been managing the Series since its inception.

EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094


An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

SUB-ADVISOR Mondrian Investment Partners Limited, Third Floor, 80 Cheapside, London, England EC2V 6EE.

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the sub-advisor performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                    SERVICE CLASS*
         Commission (%)                                          -
         12b-1 Fee to Dealer                                 0.30%


        *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.


FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or to change your investment options order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Emerging Markets Series
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31    5/1/00(1) to
Service Class                                                  2004          2003          2002          2001        12/31/00
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.170        $6.770        $6.610        $6.310          $7.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                      0.231         0.197         0.204         0.189           0.064

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                      3.397         4.402         0.138         0.135          (1.294)
                                                            -------       -------        ------        ------          ------
Total from investment operations                              3.628         4.599         0.342         0.324          (1.230)
                                                            -------       -------        ------        ------          ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.318)       (0.199)       (0.182)       (0.024)              -
                                                            -------       -------        ------        ------          ------
Total dividends and distributions                            (0.318)       (0.199)       (0.182)       (0.024)              -
                                                            -------       -------        ------        ------          ------
Net asset value, end of period                              $14.480       $11.170        $6.770        $6.610          $6.310
                                                            =======       =======        ======        ======          ======
Total return(3)                                              33.26%        70.10%         5.03%         5.15%         (16.31%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $12,045          $144          $652          $570             $45

Ratio of expenses to average net assets                       1.75%         1.71%         1.58%         1.60%           1.67%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                    1.93%         1.83%         1.61%         1.60%           1.90%

Ratio of net investment income to average net assets          1.90%         2.42%         3.00%         2.89%           1.37%

Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly         1.72%         2.30%         2.97%         2.89%           1.10%

Portfolio turnover                                              34%           71%           39%           41%             19%
-------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

                    DELAWARE VIP EMERGING MARKETS SERIES

                    ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
                    (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

                    You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














                    Investment Company Act File No. 811-5162

                    DELAWARE SERIES SYMBOL                      CUSIP
                                                                -----
                    Delaware VIP Emerging Markets Series
                    (Service Class)                           246493886



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      DELAWARE VIP EMERGING MARKETS SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
..............................................................................
OVERVIEW                                                            page 2
Delaware VIP Emerging Markets Series                                     2
..............................................................................
HOW THE SERIES IS MANAGED                                           page 5
Investment strategies                                                    5
The securities the Series typically invests in                           6
The risks of investing in the Series                                    10
Disclosure of portfolio holdings information                            12
Investment manager and sub-advisor                                      13
Portfolio managers                                                      13
Who's who?                                                              14
..............................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                             page 15
Share classes                                                           15
Salesperson and life company compensation                               15
Purchase and redemption of shares                                       15
Valuation of shares                                                     15
Fair valuation                                                          16
Frequent trading of Series shares                                       16
Dividends, distributions and taxes                                      18
Certain management considerations                                       18
..............................................................................
FINANCIAL HIGHLIGHTS                                               page 19

OVERVIEW: DELAWARE VIP EMERGING MARKETS SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, at least 80% of the Series' net assets will be in investments of emerging market issuers (the "80% policy").


The Series' portfolio managers may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Series' portfolio managers may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.


In selecting investments for the Series:


  o The Series' portfolio managers strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

  o The Series' portfolio managers consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. The Series' portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if they were being paid today. The Series' portfolio managers believe this gives them an estimate of the stock's true value. Because the Series invests primarily in emerging market issuers, there may be less information available for the portfolio managers to use in making this analysis than is available for more developed countries.

  o The Series' portfolio managers generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. The Series' portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Emerging Markets Series, which invests in emerging market issuers. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

  o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Emerging Markets Series Standard Class. We show returns for the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Emerging Markets Series Standard Class)


 -32.48%    48.28%     -23.60%     5.28%      5.17%     70.10%     33.47%
 ------------------------------------------------------------------------
  1998       1999       2000       2001       2002       2003       2004


During the periods illustrated in this bar chart, the Class' highest quarterly return was 26.41% for the quarter ended June 2003 and its lowest quarterly return was -22.25% for the quarter ended June 1998.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                                 DELAWARE VIP               MORGAN STANLEY CAPITAL
                                            EMERGING MARKETS SERIES     INTERNATIONAL EMERGING MARKETS
                                                STANDARD CLASS                    FREE INDEX
-------------------------------------------------------------------------------------------------------

  1 year                                             33.47%                          25.95%

  5 years                                            14.00%                           4.62%

  Lifetime (Inception 5/1/97)                         7.26%                           2.79%*

The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International Emerging Markets Free Index aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

*The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 1997 through December 31, 2004.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your       Maximum sales charge (load) imposed on
investments when you buy or sell shares of the         purchases as a percentage of offering price                 none
Standard Class.
                                                      Maximum contingent deferred sales charge (load)
                                                       as a percentage of original purchase price or
                                                       redemption price, whichever is lower                        none

                                                      Maximum sales charge (load) imposed on
                                                       reinvested dividends                                        none

                                                      Redemption fees                                              none

                                                      Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted         Management fees                                             1.25%
from the Series' assets.
                                                      Distribution and service (12b-1) fees                        none


                                                      Other expenses                                              0.38%

                                                      Total operating expenses                                    1.63%

                                                      Fee waivers and payments(2)                                (0.13%)

                                                      Net expenses                                                1.50%

------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the      1 year                                                       $153
cost of investing in the Series to the cost of
investing in other mutual funds with similar          3 years                                                      $502
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical           5 years                                                      $874
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,      10 years                                                   $1,922
and does not represent future expenses, which
may be greater or less than those shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.50% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW THE SERIES IS MANAGED

OUR INVESTMENT STRATEGIES

Delaware VIP Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. The Series' primary emphasis will be in investments of emerging markets issuers.

The Series' portfolio managers consider an "emerging market issuers" to be any country that:


  o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

  o the United Nations classifies as developing; or

  o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Series' portfolio managers may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.


In deciding whether a company is from an emerging country, the Series' portfolio managers evaluate publicly available information and question individual companies to determine if the company meets at least one of the following criteria:

  o the principal trading market for the company's securities is in an emerging country;

  o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

  o the company is organized under the laws of, and has a principal office in, an emerging country.


Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Series' portfolio managers focus our investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Series' portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Series' portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Series' portfolio managers evaluate individual companies we aim to apply a value-oriented selection process. That is, the Series' portfolio managers strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, the Series' portfolio managers evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Series' portfolio managers then determine what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Series' portfolio managers then compare their estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the portfolio managers' assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes Brady Bonds.

Delaware VIP Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.


The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders before the change in the objective became effective.



THE SECURITIES THE SERIES TYPICALLY INVESTS IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.
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                                                                                     HOW THE SERIES USES THEM
                         SECURITIES                                            DELAWARE VIP EMERGING MARKETS SERIES
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COMMON STOCKS: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in an emerging market corporation. Stockholders participate          which will be dividend-paying stocks.
in the corporation's profits and losses, proportionate to
the number of shares they own.

CORPORATE BONDS: Debt obligations issued by U.S. or foreign          The Series may invest up to 35% of its net assets in
corporations.                                                        corporate obligations issued by emerging country companies.
                                                                     These bonds may be high risk, fixed-income securities.



FOREIGN GOVERNMENT SECURITIES: Debt obligations issued by a          The Series' portfolio managers may invest a portion of the
government other than the United States or by an agency,             Series' assets in foreign governmental securities issued by
instrumentality or political subdivision of such                     emerging or developing countries, which may be lower rated,
governments.                                                         including securities rated below investment grade.


INVESTMENT COMPANY SECURITIES: In some countries,                    The Series may hold open-end and closed-end investment
investments by U.S. mutual funds are generally made by               company securities if the Series' portfolio managers believe
purchasing shares of investment companies that in turn               the country offers good investment opportunities. These
invest in the securities of such countries.                          investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
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                                        6

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                                                                                     HOW THE SERIES USES THEM
                         SECURITIES                                            DELAWARE VIP EMERGING MARKETS SERIES
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
FOREIGN CURRENCY TRANSACTIONS: A forward foreign currency             The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell          and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that            given country may be denominated in the currency of another
is set at the time of the contract. The future date may be            country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                              Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                      exchange transactions. The Series may conduct its foreign
                                                                      currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use
                                                                      forward contracts if it has agreed to sell a security and
                                                                      wants to "lock-in" the price of that security, in terms of
                                                                      U.S. dollars. Investors should be aware of the costs of
                                                                      currency conversion. The Series will not use forward
                                                                      contracts for speculative purposes.


AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY              The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), GLOBAL DEPOSITARY RECEIPTS (GDRS) AND                EDRs, GDRs and similar types of depositary receipts,
SIMILAR TYPES OF DEPOSITARY RECEIPTS: ADRs are receipts               generally focusing on those whose underlying securities are
issued by a U.S. depositary (often a U.S. bank) and EDRs and          issued by foreign entities.
GDRs are receipts issued by a depositary outside of the U.S.
(often a non-U.S. bank or trust company or a foreign branch           To determine whether to purchase a security in a foreign
of a U.S. bank). Depositary receipts represent an ownership           market or through depositary receipts, the Series' portfolio
interest in an underlying security that is held by the                managers evaluate the price levels, the transaction costs,
depositary. Generally, the holder of the depositary receipt           taxes and administrative costs involved with each security
is entitled to all payments of interest, dividends or                 to identify the most efficient choice.
capital gains that are made on the underlying security.

BRADY BONDS: These are debt securities issued under the               The Series may invest in Brady Bonds. The Series' portfolio
framework of the Brady Plan, an initiative for debtor                 managers believe that the economic reforms undertaken by
nations to restructure their outstanding external                     countries in connection with the issuance of Brady Bonds can
indebtedness (generally, commercial bank debt). Brady Bonds           make the debt of countries that have issued or have
tend to be of lower quality and more speculative than                 announced plans to issue these bonds a viable opportunity
securities of developed country issuers.                              for investment.


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                                       7

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                                                                                     HOW THE SERIES USES THEM
                         SECURITIES                                            DELAWARE VIP EMERGING MARKETS SERIES
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
HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities             The Series may invest up to 35% of its net assets, in
that are rated lower than BBB by S&P or Baa by Moody's, or            high-yield, high risk foreign fixed-income securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.


REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, the Series' portfolio managers use repurchase
the Series, and a seller of securities in which the seller            agreements as a short-term investment for the Series' cash
agrees to buy the securities back within a specified time at          position. In order to enter into these repurchase
the same price the buyer paid for them, plus an amount equal          agreements, the Series must have collateral of 102% of the
to an agreed upon interest rate. Repurchase agreements are            repurchase price. The Series may enter into repurchase
often viewed as equivalent to cash.                                   agreements in which the collateral is any security in which it may invest, but normally uses U.S. government securities as collateral.

RESTRICTED SECURITIES: Privately placed securities whose              The Series' portfolio managers may invest in privately
resale is restricted under securities law.                            placed securities, including those that are eligible for
                                                                      resale only among certain institutional buyers without
                                                                      registration which are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready              The Series' portfolio managers may invest up to 10% of net
market, and cannot be easily sold within seven days at                assets in illiquid securities, including repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.


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                                  8

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                            RISKS                                                DELAWARE VIP EMERGING MARKETS SERIES
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
MARKET RISK: The risk that all or a majority of the                  The Series' portfolio managers maintain a long-term
securities in a certain market--like the stock or bond               investment approach and focus on stocks they believe can
market--will decline in value because of factors such as             appreciate over an extended time frame regardless of interim
economic conditions, future expectations or investor                 market fluctuations. In deciding what portion of the Series'
confidence.                                                          portfolio should be invested in any individual country, the
                                                                     Series' portfolio managers evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. The Series' portfolio managers can also somewhat reduce market risk by holding a diversified portfolio.

INDUSTRY AND SECURITY RISK: The risk that the value of               The Series' portfolio managers typically hold a number of
securities in a particular industry or the value of an               different securities in a variety of sectors in order to
individual stock or bond will decline because of changing            minimize the impact that a poorly performing security would
expectations for the performance of that industry or for the         have on the Series. This risk is more significant for the
individual company issuing the stock or bond.                        Series, which is a non-diversified fund.

FOREIGN RISK: The risk that foreign securities may be                The Series' portfolio managers carefully evaluate the
adversely affected by political instability (including               overall situations in the countries where we invest in an
governmental seizures or nationalization of assets), changes         attempt to reduce these risks. The Series' portfolio
in currency exchange rates, foreign economic conditions or           managers also tend to avoid markets where they believe
lax regulatory and accounting standards. Foreign markets may         accounting principles or the regulatory structure are too
also be less efficient, less liquid, have greater price              underdeveloped.
volatility, less regulation and higher transaction costs
than U.S. markets.


CURRENCY RISK: The risk that the value of an investment may          The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency                foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce         purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are              future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any               security it owns from future changes in currency rates. If
losses.                                                              the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                     the security's price in terms of U.S. dollars or another
                                                                     applicable currency. The Series may use forward currency
                                                                     exchange contracts only for defensive or protective
                                                                     measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.


                                                                     Another way in which the Series can protect against this
                                                                     risk is by holding stocks whose earnings are from exports or priced in U.S. dollars, so that a devaluation means
                                                                     unchanged U.S. dollars earnings (and higher local currency earnings).

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                                  10

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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                            RISKS                                                DELAWARE VIP EMERGING MARKETS SERIES
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

SMALL COMPANY RISK: The risk that prices of smaller                  The Series may invest in small companies and would be
companies may be more volatile than larger companies because         subject to this risk. The Series' portfolio managers
of limited financial resources or dependence on narrow               typically hold a number of different stocks in order to
product lines. Small company risk also comes from lower              reduce the impact that one small company stock would have on
liquidity typically associated with small company stocks,            the Series. This risk is more significant for the Series,
which means the price may be affected by poorly executed             which is a non-diversified fund.
trades, even if the underlying business of the company is
unchanged.

POLITICAL RISK: The risk that countries or the entire region         The Series' portfolio managers carefully evaluate the
where the Series invests may experience political                    political situations in the countries where they invest and
instability, which may cause greater fluctuation in the              take into account any potential risks before they select
value and liquidity of our investments due to changes in             securities for the portfolio. The Series' portfolio managers
currency exchange rates, governmental seizures or                    can also somewhat reduce political risk by holding a
nationalization of assets.                                           diversified portfolio. However, there is no way to eliminate political risk when investing internationally.

EMERGING MARKETS RISK: The possibility that the risks                Striving to manage this risk, the portfolio managers
associated with international investing will be greater in           carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets              attempt to consider material risks associated with an
because, among other things, emerging markets may have less          individual company or bond issuer. The Series' portfolio
stable political and economic environments.                          managers cannot eliminate emerging market risk and
                                                                     consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be
                                                                     realized.


INEFFICIENT MARKET RISK: The risk that foreign markets may           The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.


INFORMATION RISK: The possibility that foreign companies are         The Series conducts a great deal of fundamental research on
subject to different accounting, auditing and financial              the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less           on information available through financial reporting. The
information available about foreign issuers than domestic            Series' portfolio managers believe this will help them to
issuers. Furthermore, regulatory oversight of foreign                better uncover any potential weaknesses in individual
issuers may be less stringent or less consistently applied           companies.
than in the United States.

NON-DIVERSIFIED FUNDS RISK: The risk that non-diversified            The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much          Investment Company Act of 1940. Nevertheless, the Series'
as 50% of their assets in as few as two issuers with no              portfolio managers typically hold securities from a variety
single issuer accounting for more than 25% of the portfolio.         of different issuers, representing a number of different
The remaining 50% of the portfolio must be diversified so            countries. The Series' portfolio managers also perform
that no more than 5% of a fund's assets is invested in the           extensive analysis on all securities, particularly those
securities of a single issuer. Because a non-diversified             that represent a larger percentage of portfolio assets.
fund may invest its assets in fewer issuers, the value of
series shares may increase or decrease more rapidly than if
the series were fully diversified.
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                                  11

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                                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                            RISKS                                                DELAWARE VIP EMERGING MARKETS SERIES
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
FOREIGN GOVERNMENT SECURITIES RISK: Relates to the ability           The Series attempts to limit this risk by performing credit
of a foreign government or government related issuer to make         analysis on the issuer of each security purchased. In
timely payments on its external debt obligations.                    addition, the Series attempts to reduce this risk by
                                                                     limiting the portion of net assets that may be invested in these securities.

                                                                     The Series also compares the risk-reward potential of
                                                                     foreign government securities being considered to that
                                                                     offered by equity securities to determine whether to
                                                                     allocate assets to equity or fixed-income investments.



CREDIT RISK OF HIGH-YIELD, HIGH RISK FIXED-INCOME                    The Series may invest up to 35% of its net assets in
SECURITIES: The risk that securities rated lower than BBB by         high-yield, high risk foreign fixed-income securities.
S&P and Baa by Moody's are considered to be of poor standing
and predominantly speculative as to the issuer's ability to          The Series' portfolio managers intend to limit their
repay interest and principal.                                        investment in any single lower rated bond, which can help to reduce the effect of an individual default on the Series.
These bonds are often issued by less creditworthy companies          The Series' portfolio managers also intend to limit their
or by highly leveraged (indebted) firms, which are generally         overall holdings of bonds in this category. Such limitations
less able than more financially stable firms to make                 may not protect the Series from widespread bond defaults
scheduled payments of interest and principal. The risks              brought about by a sustained economic downturn or from price
posed by bonds issued under such circumstances are                   declines that might result from changes in the quality
substantial.                                                         ratings of individual bonds.


If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.


TRANSACTION COSTS RISK: Costs of buying, selling and holding         The Series' portfolio managers strive to monitor transaction
foreign securities, including brokerage, tax and custody             costs and to choose an efficient trading strategy for the
costs, may be higher than those involved in domestic                 Series.
transactions.


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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER AND SUB-ADVISOR

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

                    AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                    1.25% on first $500 million
                    1.20% on next $500 million
                    1.15% on next $1,500 million
                    1.10% on assets in excess of $2,500 million


Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Series. As sub-advisor, Mondrian is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' business affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee of 0.30% of average daily net assets.

Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Series' manager. Since September 25, 2004, Delaware Management Company served as the Series' manager and Mondrian served as the Series' sub-advisor. The aggregate advisory fee paid by the Series was 1.12% for the last fiscal year.


PORTFOLIO MANAGERS

Clive A. Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware VIP Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore and Mr. Akester regularly consult with Emma R. E. Lewis and a team of over 15 of their colleagues at Mondrian.

CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University. England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. He has been managing the Series since its inception.

EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094


An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


SUB-ADVISOR Mondrian Investment Partners Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE.


A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the sub-advisor performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                  Standard Class*

                 Commission (%)                                -

                 Fee to Dealer                             0.25%

                 *Your variable contract salesperson may be
                  eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.


FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or to change your investment options order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Emerging Markets Series

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $11.180       $6.770        $6.610        $6.310        $8.400

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                       0.263        0.210         0.215         0.199         0.116

Net realized and unrealized gain (loss) on investments and
  Foreign currencies                                           3.388        4.410         0.137         0.133        (2.064)
                                                             -------      -------        ------        ------        ------
Total from investment operations                               3.651        4.620         0.352         0.332        (1.948)
                                                             -------      -------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.331)      (0.210)       (0.192)       (0.032)       (0.142)
                                                             -------      -------        ------        ------        ------
Total dividends and distributions                             (0.331)      (0.210)       (0.192)       (0.032)       (0.142)
                                                             -------      -------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                               $14.500      $11.180        $6.770        $6.610        $6.310
                                                             =======      =======        ======        ======        ======

TOTAL RETURN(2)                                               33.47%       70.54%         5.17%         5.28%       (23.60%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $36,966      $14,304       $12,651       $12,071       $12,148

Ratio of expenses to average net assets                        1.50%        1.49%         1.43%         1.45%         1.52%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.63%        1.58%         1.46%         1.45%         1.68%

Ratio of net investment income to average net assets           2.15%        2.64%         3.15%         3.04%         1.55%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           2.02%        2.55%         3.12%         3.04%         1.37%

Portfolio turnover                                               34%          71%           39%           41%           19%
---------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

          DELAWARE VIP EMERGING MARKETS SERIES

          ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

          You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


          Investment Company Act File No. 811-5162

          DELAWARE SERIES SYMBOL                       CUSIP
                                                       -----
          Delaware VIP Emerging Markets Series
          (Standard Class)                           246493878




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)






                               DELAWARE VIP TRUST

                         DELAWARE VIP GLOBAL BOND SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
..............................................................................
OVERVIEW                                                              page 2
Delaware VIP Global Bond Series                                            2
..............................................................................
HOW WE MANAGE THE SERIES                                              page 5
Our investment strategies                                                  5
The securities we typically invest in                                      6
The risks of investing in the Series                                      10
Disclosure of portfolio holdings information                              13
Investment manager                                                        14
Portfolio manager                                                         14
Who's who?                                                                15
..............................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                               page 16
Share classes                                                             16
Salesperson and life company compensation                                 16
Purchase and redemption of shares                                         16
Valuation of shares                                                       16
Fair valuation                                                            17
Frequent trading of Series shares                                         17
Dividends, distributions and taxes                                        19

Certain management considerations                                         19

..............................................................................
FINANCIAL HIGHLIGHTS                                                 page 20

OVERVIEW: DELAWARE VIP GLOBAL BOND SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, the Series will invest at least 80% of net assets in debt obligations (the "80% policy").

In selecting investments for the Series:

  o We strive to identify fixed-income securities that provide high income potential.

  o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

  o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Global Bond Series, which generally invests throughout the world. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series primarily invests in debt obligations in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

  o Investors seeking a measure of capital appreciation.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Global Bond Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Global Bond Series Service Class)


          -0.70%          25.04%          20.04%         12.69%
------------------------------------------------------------------------------
           2001            2002            2003           2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 13.15% for the quarter ended June 2002 and its lowest quarterly return was -4.58% for the quarter ended March 2001.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                       DELAWARE VIP            CITIGROUP
                                    GLOBAL BOND SERIES     WORLD GOVERNMENT
                                      STANDARD CLASS          BOND INDEX
------------------------------------------------------------------------------
1 year                                    12.69%                 10.35%

Lifetime (Inception 5/1/00)               13.15%                10.20%*


The Series' returns are compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



*The Citigroup World Government Bond Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)

-------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your          Maximum sales charge (load) imposed on
investments when you buy or sell shares of the           purchases as a percentage of offering price                 none
Service Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted           Management fees                                             0.75%
from the Series' assets.


                                                        Distribution and service (12b-1) fees(2)                    0.30%

                                                        Other expenses                                              0.18%

                                                        Total operating expenses                                    1.23%

                                                        Fee waivers and payments(2,3)                              (0.05%)

                                                        Net expenses                                                1.18%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the        1 year                                                       $120
cost of investing in the Series to the cost of
investing in other mutual funds with similar            3 years                                                      $385
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $671
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only,        10 years                                                   $1,484
and does not represent future expenses, which
may be greater or less than those shown here.
-------------------------------------------------------------------------------------------------------------------------

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in debt obligations that may also provide the potential for capital appreciation.

We may invest in:

  o  foreign and U.S. government securities;

  o  debt obligations of foreign and U.S. companies;

  o  debt securities of supranational entities;

  o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

  o  zero-coupon bonds.


While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Belgium, Canada, Finland, France, Germany, Italy, Japan, the Netherlands, Poland, the United Kingdom and the United States. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.


Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           HOW WE USE THEM
               SECURITIES                                                          DELAWARE VIP GLOBAL BOND SERIES
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by U.S. or foreign          The Series may invest in corporate bonds, generally those
corporations.                                                        rated A or better by S&P or Moody's or if unrated,
                                                                     determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

FOREIGN GOVERNMENT SECURITIES: Debt obligations issued by a          The Series will generally invest in securities issued by
government other than the United States or by an agency,             foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such                     political subdivisions that are rated AAA or AA by S&P or
governments.                                                         Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                     comparable quality. We may invest a portion of the Series'
                                                                     assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                     rated below investment grade.

U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed          The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or                     U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                              government obligations, including bills, notes and bonds
                                                                     that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                     government agencies or instrumentalities that are backed by the full faith and credit of the United States.

INVESTMENT COMPANY SECURITIES: In some countries,                    The Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by               securities. The Series may hold investment company
purchasing shares of investment companies that in turn               securities if we believe the country offers good investment
invest in the securities of such countries.                          opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                     companies, including their advisory fees.
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                                       6

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                                                                                           HOW WE USE THEM
               SECURITIES                                                          DELAWARE VIP GLOBAL BOND SERIES
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FOREIGN CURRENCY TRANSACTIONS: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

SUPRANATIONAL ENTITIES: Debt securities of supranational             The Series may invest a significant portion of its assets in
entities may be denominated in any currency. These                   debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

ZERO COUPON BONDS: Zero coupon bonds are debt obligations            The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
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                                       7

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                                                                                           HOW WE USE THEM
               SECURITIES                                                          DELAWARE VIP GLOBAL BOND SERIES
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BRADY BONDS: These are debt securities issued under the              The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor                economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                    the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds          that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than                bonds a viable opportunity for investment.
securities of developed country issuers.

HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities            The Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or           securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are           enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                  any security in which it may invest, but normally uses U.S.
                                                                     government securities as collateral.


RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
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                                       8

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                    HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                        DELAWARE VIP GLOBAL BOND SERIES
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
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. As part of the Series' principal investment
                                                                     strategy, the Series may invest in securities that generally have relatively less market risk.

INDUSTRY AND SECURITY RISK: The risk that the value of               We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series. This
expectations for the performance of that industry or for the         risk is more significant for the Series, which is a
individual company issuing the stock or bond.                        non-diversified fund.

INTEREST RATE RISK: The risk that securities, particularly           Interest rate risk is a significant risk for the Series. In
bonds with longer maturities, will decrease in value if              an attempt to manage interest rate risk, we adjust the
interest rates rise.                                                 Series' average weighted maturity based on our view of
                                                                     interest rates. The Series' average weighted maturity will generally be in the five-to-ten year range. When we
                                                                     anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average
                                                                     maturity to less than five years.
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                                       10

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                                                                                    HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                        DELAWARE VIP GLOBAL BOND SERIES
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
CURRENCY RISK: The risk that the value of an investment may          The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency                foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce         purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are              future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any               security it owns from future changes in currency rates. If
losses.                                                              the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European                 the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a               applicable currency. The Series may use forward currency
common currency for the participating countries. This                exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy              measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,            is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

POLITICAL RISK: The risk that countries or the entire region         We evaluate the political situations in the countries where
where we invest may experience political instability. This           we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of          we select securities for the portfolio. However, there is no
our investments due to changes in currency exchange rates,           way to eliminate political risk when investing
governmental seizures or nationalization of assets.                  internationally.

EMERGING MARKETS RISK: The possibility that the risks                Striving to manage this risk, the portfolio managers
associated with international investing will be greater in           carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets              attempt to consider material risks associated with an
because, among other things, emerging markets may have less          individual company or bond issuer. We cannot eliminate
stable political and economic environments.                          emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
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                                       11

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                                                                                    HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                        DELAWARE VIP GLOBAL BOND SERIES
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INEFFICIENT MARKET RISK: The risk that foreign markets may           The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

                                                                     The Series will also perform credit analysis in an attempt to reduce these risks.

INFORMATION RISK: The risk that foreign companies may be             We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial              in rather than relying solely on information available
reporting standards than U.S. companies. There may be less           through financial reporting. We believe this will help us to
information available about foreign issuers than domestic            better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                companies.
issuers may be less stringent or less consistently applied
than in the United States.

NON-DIVERSIFIED FUNDS RISK: The risk that non-diversified            The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much          Investment Company Act of 1940. Nevertheless, we typically
as 50% of their assets in as few as two issuers with no              hold securities from a variety of different issuers,
single issuer accounting for more than 25% of the portfolio.         representing a number of different countries. We also
The remaining 50% of the portfolio must be diversified so            perform extensive analysis on all securities, particularly
that no more than 5% of a fund's assets is invested in the           those that represent a larger percentage of portfolio
securities of a single issuer. Because a non-diversified             assets.
fund may invest its assets in fewer issuers, the value of
series shares may increase or decrease more rapidly than if
the series were fully diversified.

FOREIGN GOVERNMENT AND SUPRANATIONAL SECURITIES RISK:                The Series will attempt to limit this risk by performing
Relates to the ability of a foreign government or government         credit analysis on the issuer of each security purchased.
related issuer to make timely payments on its external debt          The Series attempts to reduce the risks associated with
obligations.                                                         investing in foreign governments by focusing on bonds rated within the two highest rating categories.
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                                       12

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                                                                                    HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                        DELAWARE VIP GLOBAL BOND SERIES
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CREDIT RISK OF HIGH-YIELD, HIGH RISK FIXED-INCOME: The risk          The Series may invest a portion of its assets in these
that securities rated lower than BBB by S&P and Baa by               securities. We intend to limit our investment in any single
Moody's are considered to be of poor standing and                    lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to              individual default on the Series. We also intend to limit
repay interest and principal.                                        our overall holdings of bonds in this category. Such
                                                                     limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies          defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally         from price declines that might result from changes in the
less able than more financially stable firms to make                 quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

TRANSACTION COSTS RISK: The risk that the costs of buying,           We strive to monitor transaction costs and to choose an
selling and holding foreign securities, including brokerage,         efficient trading strategy for the Series.
tax and custody costs, may be higher than those involved in
domestic transactions.
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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

                   AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                   0.75% on first $500 million
                   0.70% on next $500 million
                   0.65% on next $1,500 million
                   0.60% on assets in excess of $2,500 million


Prior to September 24, 2004, Delaware International Advisers Ltd. was the investment advisor for the Series. The aggregate advisory fee paid by the Series for the last fiscal year was 0.75%.


PORTFOLIO MANAGER

Phillip R. Perkins has primary responsibility for making the day-to-day investment decisions for the Series. Mr. Perkins assumed responsibility for the Series on September 24, 2004.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for the Bank's Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES


The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                         SERVICE CLASS*

             Commission (%)                                           -

             12b-1 Fee to Dealer                                  0.30%


             *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer.The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Global Bond Series
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year ended 12/31   5/1/00(2) to
SERVICE CLASS                                                   2004         2003          2002        2001(1)       12/31/00
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.920      $11.770        $9.460        $9.730          $9.180

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(3)                                       0.285        0.328         0.389         0.397           0.346

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       1.255        1.998         1.968        (0.470)          0.204
                                                             -------      -------       -------        ------          ------

Total from investment operations                               1.540        2.326         2.357        (0.073)          0.550
                                                             -------      -------       -------        ------          ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (1.664)      (0.176)       (0.047)       (0.197)              -

Net realized gain on investments                              (0.266)           -             -             -               -
                                                             -------      -------       -------        ------          ------

Total dividends and distributions                             (1.930)      (0.176)       (0.047)       (0.197)              -
                                                             -------      -------       -------        ------          ------

NET ASSET VALUE, END OF PERIOD                               $13.530      $13.920       $11.770        $9.460          $9.730
                                                             =======      =======       =======        ======          ======

TOTAL RETURN(4)                                               12.69%       20.04%        25.04%        (0.70%)          5.99%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                           $9           $8            $7            $5              $5

Ratio of expenses to average net assets                        1.18%        1.09%         0.96%         1.00%           1.00%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.23%        1.16%         0.96%         1.26%           1.16%

Ratio of net investment income to average net assets           2.27%        2.59%         3.61%         4.19%           5.65%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           2.22%        2.52%         3.61%         3.93%           5.49%

Portfolio turnover                                              117%         111%           49%           51%             39%
-------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057 and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

            DELAWARE VIP GLOBAL BOND SERIES

            ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

            You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.










            Investment Company Act File No. 811-5162

            DELAWARE SERIES SYMBOL               CUSIP
                                                 -----
            Delaware VIP Global Bond Series
            (Service Class)                    246493860







Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                         DELAWARE VIP GLOBAL BOND SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS
................................................................................
OVERVIEW                                                              page 2
Delaware VIP Global Bond Series                                            2
................................................................................
HOW WE MANAGE THE SERIES                                              page 5
Our investment strategies                                                  5
The securities we typically invest in                                      6
The risks of investing in the Series                                      10
Disclosure of portfolio holdings information                              12
Investment manager                                                        13
Portfolio manager                                                         13
Who's who?                                                                14
................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                               page 15
Share classes                                                             15
Salesperson and life company compensation                                 15
Purchase and redemption of shares                                         15
Valuation of shares                                                       15
Fair valuation                                                            16
Frequent trading of Series shares                                         16
Dividends, distributions and taxes                                        18

Certain management considerations                                         18

................................................................................
FINANCIAL HIGHLIGHTS                                                 page 19

OVERVIEW: DELAWARE VIP GLOBAL BOND SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations (the "80% policy").

In selecting investments for the Series:

o We strive to identify fixed-income securities that provide high income potential.

o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Global Bond Series, which generally invests throughout the world. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

  o Investors seeking a measure of capital appreciation.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Global Bond Series Standard Class. We show returns for the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN  (Delaware VIP Global Bond Series Standard Class)



  0.88%     7.82%    -3.60%     0.86%    -0.48%    25.09%    20.36     13.00%
  ---------------------------------------------------------------------------
  1997      1998      1999      2000      2001      2002      2003      2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 13.27% for the quarter ended June 2002 and its lowest quarterly return was -5.37% for the quarter ended September 2000.



AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                        DELAWARE VIP               CITIGROUP
                                     GLOBAL BOND SERIES        WORLD GOVERNMENT
                                       STANDARD CLASS             BOND INDEX
------------------------------------------------------------------------------
  1 year                                   13.00%                    10.35%

  5 years                                  11.30%                     8.79%

  Lifetime (Inception 5/2/96)               8.34%                    7.00%*

The Series' returns are compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

*The Citigroup World Government Bond Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 1996 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the               purchases as a percentage of offering price             none
Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower                    none

                                                            Maximum sales charge (load) imposed on
                                                             reinvested dividends                                    none

                                                            Redemption fees                                          none

                                                            Exchange fees                                            none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted               Management fees                                         0.75%
from the Series' assets.
                                                            Distribution and service (12b-1) fees                    none


                                                            Other expenses                                          0.18%

                                                            Total operating expenses                                0.93%

                                                            Fee waivers and payments(2)                              none

                                                            Net expenses                                            0.93%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the            1 year                                                    $95
cost of investing in the Series to the cost of
investing in other mutual funds with similar                3 years                                                  $296
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                 5 years                                                  $515
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,            10 years                                               $1,143
and does not represent future expenses, which may
be greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in debt obligations that may also provide the potential for capital appreciation.

We may invest in:

  o foreign and U.S. government securities;

  o debt obligations of foreign and U.S. companies;

  o debt securities of supranational entities;

  o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

  o zero-coupon bonds.


While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Belgium, Canada, Finland, France, Germany, Italy, Japan, the Netherlands, Poland, Portugal, the United Kingdom and the United States. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.


Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                         SECURITIES                                              DELAWARE VIP GLOBAL BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by U.S. or foreign          The Series may invest in corporate bonds, generally those
corporations.                                                        rated A or better by S&P or Moody's or if unrated,
                                                                     determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

FOREIGN GOVERNMENT SECURITIES: Debt obligations issued by a          The Series will generally invest in securities issued by
government other than the United States or by an agency,             foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such                     political subdivisions that are rated AAA or AA by S&P or
governments.                                                         Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                     comparable quality. We may invest a portion of the Series'
                                                                     assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                     rated below investment grade.

U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed          The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or                     U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                              government obligations, including bills, notes and bonds
                                                                     that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                     government agencies or instrumentalities that are backed by the full faith and credit of the United States.

INVESTMENT COMPANY SECURITIES: In some countries,                    The Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by               securities. The Series may hold investment company
purchasing shares of investment companies that in turn               securities if we believe the country offers good investment
invest in the securities of such countries.                          opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                     companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                         SECURITIES                                              DELAWARE VIP GLOBAL BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: A forward foreign currency             The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell          and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that            given country may be denominated in the currency of another
is set at the time of the contract. The future date may be            country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                              Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                      exchange transactions. The Series may conduct its foreign
                                                                      currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use
                                                                      forward contracts if it has agreed to sell a security and
                                                                      wants to "lock-in" the price of that security, in terms of
                                                                      U.S. dollars. Investors should be aware of the costs of
                                                                      currency conversion. The Series will not use forward
                                                                      contracts for speculative purposes.

SUPRANATIONAL ENTITIES: Debt securities of supranational              The Series may invest may invest a significant portion of
entities may be denominated in any currency. These                    its assets in debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

ZERO COUPON BONDS: Zero coupon bonds are debt obligations             The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                         SECURITIES                                              DELAWARE VIP GLOBAL BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the               The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor                 economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                     the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds           that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than                 bonds a viable opportunity for investment.
securities of developed country issuers.

HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities             The Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or            securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are            enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                   any security in which it may invest, but normally uses U.S.
                                                                      government securities as collateral.

RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
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

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                        HOW WE STRIVE TO MANAGE THEM
                            RISKS                                                      DELAWARE VIP GLOBAL BOND SERIES
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
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. As part of the Series' principal investment
                                                                     strategy, the Series may invest in securities that generally have relatively less market risk.

INDUSTRY AND SECURITY RISK: The risk that the value of               We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series. This
expectations for the performance of that industry or for the         risk is more significant for the Series, which is a
individual company issuing the stock or bond.                        non-diversified fund.

INTEREST RATE RISK: The risk that securities, particularly           Interest rate risk is a significant risk for the Series. In
bonds with longer maturities, will decrease in value if              an attempt to manage interest rate risk, we adjust the
interest rates rise.                                                 Series' average weighted maturity based on our view of
                                                                     interest rates. The Series' average weighted maturity will generally be in the five-to-ten year range. When we
                                                                     anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average
                                                                     maturity to less than five years.

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

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                                                                                        HOW WE STRIVE TO MANAGE THEM
                            RISKS                                                      DELAWARE VIP GLOBAL BOND SERIES
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
CURRENCY RISK: The risk that the value of an investment may           The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency                 foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce          purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are               future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any                security it owns from future changes in currency rates. If
losses.                                                               the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European                  the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a                applicable currency. The Series may use forward currency
common currency for the participating countries. This                 exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy               measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,             is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

POLITICAL RISK: The risk that countries or the entire region         We evaluate the political situations in the countries where
where we invest may experience political instability. This           we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of          we select securities for the portfolio. However, there is no
our investments due to changes in currency exchange rates,           way to eliminate political risk when investing
governmental seizures or nationalization of assets.                  internationally.

EMERGING MARKETS RISK: The possibility that the risks                Striving to manage this risk, the portfolio managers
associated with international investing will be greater in           carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets              attempt to consider material risks associated with an
because, among other things, emerging markets may have less          individual company or bond issuer. We cannot eliminate
stable political and economic environments.                          emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

INEFFICIENT MARKET RISK: The risk that foreign markets may           The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

                                                                     The Series will also perform credit analysis in an attempt to reduce these risks.
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

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                                                                                        HOW WE STRIVE TO MANAGE THEM
                            RISKS                                                      DELAWARE VIP GLOBAL BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK: The risk that foreign companies may be              We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial               in rather than relying solely on information available
reporting standards than U.S. companies. There may be less            through financial reporting. We believe this will help us to
information available about foreign issuers than domestic             better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                 companies.
issuers may be less stringent or less consistently applied
than in the United States.

NON-DIVERSIFIED FUNDS RISK: The risk that non-diversified             The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much           Investment Company Act of 1940. Nevertheless, we typically
as 50% of their assets in as few as two issuers with no               hold securities from a variety of different issuers,
single issuer accounting for more than 25% of the portfolio.          representing a number of different countries. We also
The remaining 50% of the portfolio must be diversified so             perform extensive analysis on all securities, particularly
that no more than 5% of a fund's assets is invested in the            those that represent a larger percentage of portfolio
securities of a single issuer. Because a non-diversified              assets.
fund may invest its assets in fewer issuers, the value of
series shares may increase or decrease more rapidly than if
the series were fully diversified.

FOREIGN GOVERNMENT AND SUPRANATIONAL SECURITIES RISK:                 The Series will attempt to limit this risk by performing
Relates to the ability of a foreign government or government          credit analysis on the issuer of each security purchased.
related issuer to make timely payments on its external debt
obligations.                                                          The Series attempts to reduce the risks associated with
                                                                      investing in foreign governments by focusing on bonds rated within the two highest rating categories.

CREDIT RISK OF HIGH-YIELD, HIGH RISK FIXED-INCOME                     The Series may invest a portion of its assets in these
SECURITIES: The risk that securities rated lower than BBB by          securities. We intend to limit our investment in any single
S&P and Baa by Moody's are considered to be of poor standing          lower rated bond, which can help to reduce the effect of an
and predominantly speculative as to the issuer's ability to           individual default on the Series. We also intend to limit
repay interest and principal.                                         our overall holdings of bonds in this category. Such
                                                                      limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies           defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally          from price declines that might result from changes in the
less able than more financially stable firms to make                  quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

TRANSACTION COSTS RISK: Costs of buying, selling and holding          We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody              efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
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

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

          AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
          0.75% on first $500 million
          0.70% on next $500 million
          0.65% on next $1,500 million
          0.60% on assets in excess of $2,500 million


Prior to September 24, 2004, Delaware International Advisers Ltd. was the investment advisor for the Series. The aggregate advisory fee paid by the Series for the last fiscal year was 0.75%.


PORTFOLIO MANAGER

Phillip R. Perkins has primary responsibility for making the day-to-day investment decisions for the Series. Mr. Perkins assumed responsibility for the Series on September 24, 2004.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for the Bank's Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION
Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

    -----------------------------------------------------------
                                               STANDARD CLASS*
    -----------------------------------------------------------
    Commission (%)                                           -

    Fee to Dealer                                        0.25%

    *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP Global Bond Series

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002        2001(1)        2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.940      $11.770        $9.470        $9.730        $9.730
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                       0.316        0.356         0.404         0.411         0.534
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       1.262        2.005         1.957        (0.464)       (0.453)
                                                             -------      -------       -------        ------        ------
Total from investment operations                               1.578        2.361         2.361        (0.053)        0.081
                                                             -------      -------       -------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                         (1.692)      (0.191)       (0.061)       (0.207)       (0.081)
Net realized gain on investments                              (0.266)           -             -             -             -
                                                             -------      -------       -------        ------        ------
Total dividends and distributions                             (1.958)      (0.191)       (0.061)       (0.207)       (0.081)
                                                             -------      -------       -------        ------        ------
NET ASSET VALUE, END OF PERIOD                               $13.560      $13.940       $11.770        $9.470        $9.730
                                                             =======      =======       =======        ======        ======
TOTAL RETURN(3)                                               13.00%       20.36%        25.09%        (0.48%)        0.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $86,372     $105,463       $91,945       $17,012       $16,463
Ratio of expenses to average net assets                        0.93%        0.87%         0.81%         0.85%         0.85%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      0.93%        0.91%         0.81%         1.11%         0.95%
Ratio of net investment income to average net assets           2.52%        2.81%         3.76%         4.34%         5.75%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           2.52%        2.77%         3.76%         4.08%         5.65%
Portfolio turnover                                              117%         111%           49%           51%           39%
-----------------------------------------------------------------------------------------------------------------------------


(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057 and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

          DELAWARE VIP GLOBAL BOND SERIES

          ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

          You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


          Investment Company Act File No. 811-5162

          DELAWARE SERIES SYMBOL                              CUSIP
                                                              -----
          Delaware VIP Global Bond Series
          (Standard Class)                                  246493852




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)





                               DELAWARE VIP TRUST

                    DELAWARE VIP GROWTH OPPORTUNITIES SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
................................................................................
OVERVIEW                                                                page 2
Delaware VIP Growth Opportunities Series                                     2
................................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                 9
Investment manager                                                          10
Portfolio managers                                                          10
Who's who?                                                                  11
................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 12
Share classes                                                               12
Salesperson and life company compensation                                   12
Purchase and redemption of shares                                           12
Valuation of shares                                                         12
Fair valuation                                                              13
Frequent trading of Series shares                                           13
Dividends, distributions and taxes                                          15

Certain management considerations                                           15

................................................................................
FINANCIAL HIGHLIGHTS                                                   page 16

OVERVIEW: DELAWARE VIP GROWTH OPPORTUNITIES SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. As of the latest reconstitution on June 25, 2004, the average market capitalization of a company in the Russell Midcap Growth Index was approximately $5.81 billion and the median market capitalization was approximately $3.21 billion. The index had a total market capitalization range of approximately $1.36 billion to $13.25 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the Series, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Delaware VIP Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Growth Opportunities Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Growth Opportunities Series
Service Class)


          -15.94%         -25.09%         40.86%         12.13%
--------------------------------------------------------------------------------
           2001             2002           2003           2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 23.82% for the quarter ended December 2001 and its lowest quarterly return was -22.40% for the quarter ended March 2001.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                      DELAWARE VIP
                               GROWTH OPPORTUNITIES SERIES     RUSSELL MIDCAP
                                      SERVICE CLASS             GROWTH INDEX
-----------------------------------------------------------------------------
1 year                                   12.13%                     15.48%

Lifetime (Inception 5/1/00)              -3.39%                    -3.95%*


The Series' returns are compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The Russell Midcap Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your          Maximum sales charge (load) imposed on
investments when you buy or sell shares of the           purchases as a percentage of offering price                 none
Service Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted           Management fees                                             0.75%
from the Series' assets.
                                                        Distribution and service (12b-1) fees                       0.30%


                                                        Other expenses                                              0.09%

                                                        Total operating expenses                                    1.14%

                                                        Fee waivers and payments(2,3)                             (0.05%)

                                                        Net expenses                                                1.09%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the        1 year                                                       $111
cost of investing in the Series to the cost of
investing in other mutual funds with similar            3 years                                                      $357
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $623
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only,        10 years                                                   $1,382
and does not represent future expenses, which
may be greater or less than those shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

  o  a history of high earnings-per-share growth;

  o expectations for future earnings growth that are either high or accelerating;

  o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

  o  a discounted cash flow that is high relative to other stocks; or

  o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

  o  the financial strength of the company;

  o  the expertise of its management;

  o  the growth potential of the company within its industry; and

  o  the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          HOW WE USE THEM
                       SECURITIES                                            DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates are issued         We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a               appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.

OPTIONS: Options represent a right to buy or sell a security         If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future           protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go         We might use options to neutralize the effect of any price
through with the transaction.                                        declines, without selling the security. We might also use
                                                                     options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the            without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on          might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the         to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security          We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling          so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.                       Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.
Options are generally considered to be derivative securities.
---------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical ratings organization (NRSRO). To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE STRIVE TO MANAGE THEM
                           RISKS                                              DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may
confidence.                                                          hold securities for any amount of time, we typically do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

SMALL- AND MEDIUM-SIZE COMPANY RISK: The risk that prices of         Though the Series may invest in small companies, our focus
smaller companies may be more volatile than larger companies         is on medium-size companies. We believe medium-size
because of limited financial resources or dependence on              companies, in general, are more stable than smaller
narrow product lines.                                                companies and involve less risk due to their larger size,
                                                                     greater experience and more extensive financial resources.
                                                                     Nonetheless, medium-size companies have many of the same
                                                                     risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

INTEREST RATE RISK: The risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small- and                   expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their           interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                 consideration before the stock is purchased.
interest rates.

OPTIONS RISK: The possibility that a series may experience a         We will not use options for speculative reasons. We may use
loss if it employs an options strategy related to a security         options to protect gains in the portfolio without actually
or a market index and that security or index moves in the            selling a security. We may also use options to quickly
opposite direction from what the manager anticipated.                invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce         invested.
any benefit or increase any loss that a fund gains from
using the strategy.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE STRIVE TO MANAGE THEM
                           RISKS                                              DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes         American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or           are generally denominated in U.S. dollars and traded on a
lax regulatory and accounting standards. Foreign markets may         U.S. exchange.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
---------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS


Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for Delaware VIP Growth Opportunities Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.


STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                      SERVICE CLASS*
            --------------------------------------------------------
            Commission (%)                                         -

            12b-1 Fee to Dealer                                0.30%


            *Pursuant to the Series' 12b-1 Plan, your variable
             contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31        5/1/00(1)
SERVICE CLASS                                                   2004         2003          2002          2001      to 12/31/00
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.100      $10.010       $14.970       $23.980          $28.020

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                        (0.066)      (0.058)       (0.043)       (0.033)          (0.087)

Net realized and unrealized gain (loss) on investments         1.776        4.148        (3.343)       (4.216)          (3.953)
                                                             -------      -------       -------       -------          -------

Total from investment operations                               1.710        4.090        (3.386)       (4.249)          (4.040)
                                                             -------      -------       -------       -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                   -            -             -        (4.761)               -
                                                             -------      -------       -------       -------          -------

Return of capital                                                  -            -        (1.574)            -                -
                                                             -------      -------       -------       -------          -------

Total dividends and distributions                                  -            -        (1.574)       (4.761)               -
                                                             -------      -------       -------       -------          -------

NET ASSET VALUE, END OF PERIOD                               $15.810      $14.100       $10.010       $14.970          $23.980
                                                             =======      =======       =======       =======          =======

TOTAL RETURN(3)                                               12.13%       40.86%       (25.09%)      (15.94%)         (14.42%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $15,082      $16,906       $15,275       $27,893          $28,122

Ratio of expenses to average net assets                        1.09%        1.07%         1.02%         1.00%            0.99%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.14%        1.10%         1.02%         1.02%            0.99%

Ratio of net investment loss to average net assets            (0.46%)      (0.49%)       (0.36%)       (0.21%)          (0.47%)

Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly          (0.51%)      (0.52%)       (0.36%)       (0.23%)          (0.47%)

Portfolio turnover                                               94%          94%           88%          117%             128%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

            DELAWARE VIP GROWTH OPPORTUNITIES SERIES

            ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

            You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.










            Investment Company Act File No. 811-5162

            DELAWARE SERIES SYMBOL                            CUSIP
                                                              -----
            Delaware VIP Growth Opportunities Series
            (Service Class)                                 246493845







Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




                               DELAWARE VIP TRUST

                    DELAWARE VIP GROWTH OPPORTUNITIES SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                page 2
Delaware VIP Growth Opportunities Series                                     2
.................................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                10
Investment manager                                                          10
Portfolio managers                                                          10
Who's who?                                                                  11
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 12
Share classes                                                               12
Salesperson and life company compensation                                   12
Purchase and redemption of shares                                           12
Valuation of shares                                                         12
Fair valuation                                                              13
Frequent trading of Series shares                                           13
Dividends, distributions and taxes                                          15

Certain management considerations                                           15

.................................................................................
FINANCIAL HIGHLIGHTS                                                   page 16

OVERVIEW: DELAWARE VIP GROWTH OPPORTUNITIES SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. As of the latest reconstitution on June 25, 2004, the average market capitalization of a company in the Russell Midcap Growth Index was approximately $5.81 billion and the median market capitalization was approximately $3.21 billion. The index had a total market capitalization range of approximately $1.36 billion to $13.25 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the Series, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Delaware VIP Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

   o  Investors with long-term financial goals.

   o  Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

WHO SHOULD NOT INVEST IN THE SERIES

   o  Investors with short-term financial goals.

   o  Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Growth Opportunities Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Growth Opportunities Series Standard Class)


29.53%  14.46%  14.90%  18.81%  62.94%  -8.52%  -15.78%  -24.94%  41.05%  12.47%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000     2001     2002    2003    2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 46.48% for the quarter ended December 1999 and its lowest quarterly return was -24.08% for the quarter ended December 2000.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                               DELAWARE VIP
                        GROWTH OPPORTUNITIES SERIES             RUSSELL MIDCAP
                              STANDARD CLASS                     GROWTH INDEX
--------------------------------------------------------------------------------
1 year                            12.47%                             15.48%

5 years                           -1.71%                             -3.36%

10 years                          11.71%                             11.23%


The Series' returns are compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of the           purchases as a percentage of offering price                 none
Standard Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted           Management fees                                             0.75%
from the Series' assets.
                                                        Distribution and service (12b-1) fees                        none


                                                        Other expenses                                              0.09%

                                                        Total operating expenses                                    0.84%

                                                        Fee waivers and payments(2)                                  none

                                                        Net expenses                                                0.84%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the        1 year                                                        $86
cost of investing in the Series to the cost of
investing in other mutual funds with similar            3 years                                                      $268
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $466
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only, and    10 years                                                   $1,037
does not represent future expenses, which may be
greater or less than those shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Growth Opportunities Series strives to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

   o  a history of high earnings-per-share growth;

   o expectations for future earnings growth that are either high or accelerating;

   o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

   o  a discounted cash flow that is high relative to other stocks; or

   o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

   o  the financial strength of the company;

   o  the expertise of its management;

   o  the growth potential of the company within its industry; and

   o  the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            HOW WE USE THEM
                         SECURITIES                                             DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates are issued         We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a               appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.

OPTIONS: Options represent a right to buy or sell a security         If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future           protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go         We might use options to neutralize the effect of any price
through with the transaction.                                        declines, without selling the security. We might also use
                                                                     options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the            without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on          might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the         to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security          We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling          so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                     Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                    the Series and can lead to loss of principal.
securities.
---------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical ratings organization (NRSRO). To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      HOW WE STRIVE TO MANAGE THEM
                            RISKS                                               DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may
confidence.                                                          hold securities for any amount of time, we typically do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

SMALL- AND MEDIUM-SIZE COMPANY RISK: The risk that prices of         Though the Series may invest in small companies, our focus
smaller companies may be more volatile than larger companies         is on medium-size companies. We believe medium-size
because of limited financial resources or dependence on              companies, in general, are more stable than smaller
narrow product lines.                                                companies and involve less risk due to their larger size,
                                                                     greater experience and more extensive financial resources.
                                                                     Nonetheless, medium-size companies have many of the same
                                                                     risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

INTEREST RATE RISK: The risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small- and                   expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their           interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                 consideration before the stock is purchased.
interest rates.

OPTIONS RISK: The possibility that a series may experience a         We will not use options for speculative reasons. We may use
loss if it employs an options strategy related to a security         options to protect gains in the portfolio without actually
or a market index and that security or index moves in the            selling a security. We may also use options to quickly
opposite direction from what the manager anticipated.                invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce         invested.
any benefit or increase any loss that a fund gains from
using the strategy.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE STRIVE TO MANAGE THEM
                          RISKS                                               DELAWARE VIP GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes         American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or           are generally denominated in U.S. dollars and traded on a
lax regulatory and accounting standards. Foreign markets may         U.S. exchange.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
---------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS


Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for Delaware VIP Growth Opportunities Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.


STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                      STANDARD CLASS*

    Commission (%)                                                  -

    Fee to Dealer                                               0.25%

    *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Growth Opportunities Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.190      $10.060       $15.010       $23.990       $28.550

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                        (0.031)      (0.032)       (0.025)       (0.010)       (0.106)

Net realized and unrealized gain (loss) on investments         1.801        4.162        (3.351)       (4.209)       (1.459)
                                                             -------      -------       -------       -------       -------

Total from investment operations                               1.770        4.130        (3.376)       (4.219)       (1.565)
                                                             -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                   -            -             -        (4.761)       (2.995)
                                                             -------      -------       -------       -------       -------

Return of capital                                                  -            -        (1.574)            -             -
                                                             -------      -------       -------       -------       -------

Total dividends and distributions                                  -            -        (1.574)       (4.761)       (2.995)
                                                             -------      -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                               $15.960      $14.190       $10.060       $15.010       $23.990
                                                             =======      =======       =======       =======       =======

TOTAL RETURN(2)                                               12.47%       41.05%       (24.94%)      (15.78%)       (8.52%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $56,875      $65,368       $60,964      $117,527      $180,008

Ratio of expenses to average net assets                        0.84%        0.85%         0.87%         0.85%         0.84%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.84%        0.85%         0.87%         0.87%         0.84%

Ratio of net investment loss to average net assets            (0.21%)      (0.27%)       (0.21%)       (0.06%)       (0.36%)

Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly             (0.21%)      (0.27%)       (0.21%)       (0.08%)       (0.36%)

Portfolio turnover                                               94%          94%           88%          117%          128%
---------------------------------------------------------------------------------------------------------------------------


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

            DELAWARE VIP GROWTH OPPORTUNITIES SERIES

            ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

            You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.










            Investment Company Act File No. 811-5162

            DELAWARE SERIES SYMBOL                       CUSIP
                                                         -----

            Delaware VIP Growth Opportunities Series
            (Standard Class)                           246493837




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




                               DELAWARE VIP TRUST

                         DELAWARE VIP HIGH YIELD SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
................................................................................
OVERVIEW                                                                page 2
Delaware VIP High Yield Series                                               2
................................................................................
HOW WE MANAGE THE SERIES                                                page 4
Our investment strategies                                                    4
The securities we typically invest in                                        5
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                11
Investment manager                                                          12
Portfolio manager                                                           12
Who's who?                                                                  13
................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 14
Share classes                                                               14
Salesperson and life company compensation                                   14
Purchase and redemption of shares                                           14
Valuation of shares                                                         14
Fair valuation                                                              15
Frequent trading of Series shares                                           15
Dividends, distributions and taxes                                          17

Certain management considerations                                           17

................................................................................
FINANCIAL HIGHLIGHTS                                                   page 18

OVERVIEW: DELAWARE VIP HIGH YIELD SERIES

WHAT ARE THE SERIES' GOALS? Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, judged to be of comparable quality (the "80% policy"). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

We may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

  o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP High Yield Series Service Class. We show the return for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR BY-YEAR TOTAL RETURN (Delaware VIP High Yield Series Service Class)


        -4.38%            1.65%           28.61%           14.02%
-------------------------------------------------------------------------------
         2001             2002             2003             2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 10.76% for the quarter ended June 2003 and its lowest quarterly return was -7.82% for the quarter ended June 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                           DELAWARE VIP           BEAR STEARNS
                                         HIGH YIELD SERIES         HIGH-YIELD
                                           SERVICE CLASS             INDEX
-------------------------------------------------------------------------------
  1 year                                      14.02%                 10.92%

  Lifetime (Inception 5/1/00)                  5.40%                  8.29%*

The Series' returns are compared to the performance of the Bear Stearns High-Yield Index. The Bear Stearns High-Yield Index includes all fixed income, non-convertible, U.S. dollar denominated securities from the following countries only: Australia, Canada, United Kingdom, and United States; and meeting the following inclusion criteria at the beginning of the calculation month: issues rated BB+ or lower by Standard and Poor's Rating Group and rated Ba1 or lower by Moody's Investors Service; issues with an outstanding par value of not less than $100 million; issues with more than one year to their maturity date; issues registered under SEC 144A code will be included. The index also includes deferred coupon bonds including PIKs, Zero Coupon and Step-Up bonds. Issues in default are taken out of the index at the end of the month in which the default occurs. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

*The Bear Stearns High-Yield Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your          Maximum sales charge (load) imposed on
investments when you buy or sell shares of the           purchases as a percentage of offering price                 none
Service Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted           Management fees                                             0.65%
from the Series' assets.
                                                        Distribution and service (12b-1) fees(2)                    0.30%


                                                        Other expenses                                              0.10%

                                                        Total operating expenses                                    1.05%

                                                        Fee waivers and payments(2,3)                              (0.05%)

                                                        Net expenses                                                1.00%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare            1 year                                                       $102
the cost of investing in the Series to the cost
of investing in other mutual funds with similar         3 years                                                      $329
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $575
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only,        10 years                                                   $1,278
and does not represent future expenses, which
may be greater or less than those shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP High Yield Series invests primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware VIP High Yield Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HOW WE USE THEM
                        SECURITIES                                                DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a             The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an              bonds. Typically, we invest in bonds rated BB or lower by
NRSRO such as S&P or Moody's or, if unrated, that we believe         S&P or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered           invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                time of purchase, are rated CCC or, if unrated, are of
                                                                     equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                  The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities              securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government         percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full           offer as high a level of current income as high-yield
faith and credit of the United States.                               corporate bonds.

FOREIGN GOVERNMENT OR CORPORATE SECURITIES: Securities               The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or           securities of issuers domiciled in foreign countries
foreign corporations.                                                including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                   Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or          amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction            non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is           securities.
one example of a Supranational entity.

ZERO COUPON BONDS AND PAYMENT-IN-KIND BONDS: Zero coupon             We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the             bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                 component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin               are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and              securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par               react to changes in interest rates to a greater degree than
value. PAYMENT-IN-KIND BONDS pay interest or dividends in            interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                     quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HOW WE USE THEM
                        SECURITIES                                                DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law                            those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                     Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities,
                                                                     which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.

LOAN PARTICIPATIONS: An interest in a loan or other direct           Each Fund may loan up to 25% of its assets to qualified
indebtedness, such as an assignment, that entitles the               broker/dealers or institutional investors for their use
acquiring of such interest to payments of interest,                  relating to short sales and other security transactions. The
principal and/or other amounts due under the structure of            Fund may invest in loans, including assignments and
the loan or other direct indebtedness. In addition to being          participation interests.
structured as secured or unsecured loans, such investments
could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Delaware VIP High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE STRIVE TO MANAGE THEM
                         RISKS                                                        DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds that we believe will continue to pay interest
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall bond market or interest rate movements and
confidence.                                                          generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities will decrease           The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for             eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter             monitoring economic conditions.
maturities.

CREDIT RISK: The risk that there is the possibility that a           Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of              commitment to hold a diversified selection of high-yield
interest and principal.                                              bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails          We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the            which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds            by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time         bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the          default, the Series will begin to sell the security in an
junk bonds.                                                          orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE STRIVE TO MANAGE THEM
                           RISKS                                                       DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK: Although the market for high-yield bonds             In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                   wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic              that have been less susceptible to economic cycles in the
expansion which took place in the United States during the           past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield         entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

FOREIGN RISK: The risk that foreign securities may be                We may invest up to 15% of total assets in securities of
adversely affected by political instability, changes in              issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or lax          these foreign securities, the Series may not invest more
regulatory and accounting standards. These risks are                 than two-thirds of that 15% amount (that is, 10% of total
significantly higher for emerging markets securities.                assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of             securities and emerging markets securities. We carefully
adverse changes in foreign currency exchange rates.                  evaluate the reward and risk associated with each foreign
                                                                     security that we consider.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE STRIVE TO MANAGE THEM
                           RISKS                                                      DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            the Series' ability to dispose of particular issues, when
that a series values them.                                           necessary, to meet the Series' liquidity needs or in
                                                                     response to a specific economic event, such as the
There is generally no established retail secondary market            deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market         striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid            issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity            We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

VALUATION RISK: When a less liquid secondary market as               The Series' privately placed high-yield securities are
described above can make it more difficult for a series to           particularly susceptible to the liquidity and valuation
obtain precise valuations of the high-yield securities in            risks. We will strive to manage this risk by carefully
its portfolio. During periods of reduced liquidity, judgment         evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.               the portfolio that can be allocated to privately placed
                                                                     high-yield securities.

REDEMPTION RISK: If investors redeem more shares of a series         Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series          redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the             sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a             money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

LEGISLATIVE AND REGULATORY RISK: The United States Congress          We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond              on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE STRIVE TO MANAGE THEM
                          RISKS                                                       DELAWARE VIP HIGH YIELD SERIES
-----------------------------------------------------------------------------------------------------------------------------------
LOANS AND OTHER DIRECT INDEBTEDNESS involve the risk that            These risks may not be completely eliminated, but we will
the Fund will not receive payment of principal, interest and         attempt to reduce these risks through portfolio
other amounts due in connection with these investments and           diversification, credit analysis and attention to trends in
will depend primarily on the financial condition of the              the economy, industries and financial markets. As these
borrower. Loans that are fully secured offer a Fund more             securities may be illiquid, they would be subject to the
protection than an unsecured loan in the event of                    Fund's restrictions on illiquid securities.
non-payment of scheduled interest or principal, although
there is no assurance that the liquidation of collateral
from a secured loan would satisfy the corporate borrower's
obligation, or that the collateral can be liquidated. Some
loans or claims may be in default at the time of purchase.
Certain of the loans and the other direct indebtedness
acquired by a Fund may involve revolving credit facilities
or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise
decide to do so (including at a time when the company's
financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to
advance additional funds, it will at all times hold and
maintain in a segregated account cash or other high-grade
debt obligations in an amount sufficient to meet such
commitments.

As a Fund may be required to rely upon another lending
institution to collect and pass onto the Fund amounts
payable with respect to the loan and to enforce the Fund's
rights under the loan and other direct indebtedness, an
insolvency, bankruptcy or reorganization of the lending
institution may delay or prevent the Fund from receiving
such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other
direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans
and other direct indebtedness may involve additional risk to the Fund.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series. Mr. Rabe assumed primary responsibility for the Series in July 2002.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGER Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                       SERVICE CLASS*

    Commission (%)                                                  -

    12b-1 Fee to Dealer                                         0.30%


    *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP High Yield Series
----------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31      5/1/00(2)
SERVICE CLASS                                                   2004         2003          2002        2001(1)  to 12/31/00
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $5.680       $4.780        $5.220        $6.000        $6.690

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(3)                                       0.423        0.477         0.510         0.578         0.474

Net realized and unrealized gain (loss) on investments         0.334        0.809        (0.424)       (0.818)       (1.164)
                                                              ------       ------        ------        ------        ------

Total from investment operations                               0.757        1.286         0.086        (0.240)       (0.690)
                                                              ------       ------        ------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.337)      (0.386)       (0.526)       (0.540)            -
                                                              ------       ------        ------        ------        ------

Total dividends and distributions                             (0.337)      (0.386)       (0.526)       (0.540)            -
                                                              ------       ------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD                                $6.100       $5.680        $4.780        $5.220        $6.000
                                                              ======       ======        ======        ======        ======

TOTAL RETURN(4)                                               14.02%       28.61%         1.65%        (4.38%)      (10.31%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $103,983      $68,295       $13,529        $5,715          $850

Ratio of expenses to average net assets                        1.00%        0.99%         0.93%         0.94%         0.93%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.05%        1.02%         0.93%         0.94%         0.93%

Ratio of net investment income to average net assets           7.41%        9.11%        10.81%        10.67%        11.00%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           7.36%        9.08%        10.81%        10.67%        11.00%

Portfolio turnover                                              429%         716%          587%          557%          226%
----------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

            DELAWARE VIP HIGH YIELD SERIES

            ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

            You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.








            Investment Company Act File No. 811-5162

            DELAWARE SERIES SYMBOL                          CUSIP
                                                            -----

            Delaware VIP High Yield Series
              (Service Class)                             246493829




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                         DELAWARE VIP HIGH YIELD SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                page 2
Delaware VIP High Yield Series                                               2
.................................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                11
Investment manager                                                          12
Portfolio manager                                                           12
Who's who?                                                                  13
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 14
Share classes                                                               14
Salesperson and life company compensation                                   14
Purchase and redemption of shares                                           14
Valuation of shares                                                         14
Fair valuation                                                              15
Frequent trading of Series shares                                           15
Dividends, distributions and taxes                                          16

Certain management considerations                                           17

.................................................................................
FINANCIAL HIGHLIGHTS                                                   page 17

OVERVIEW: DELAWARE VIP HIGH YIELD SERIES

WHAT ARE THE SERIES' GOALS? Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, judged to be of comparable quality (the "80% policy"). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

We may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

  o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP High Yield Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.





YEAR-BY-YEAR TOTAL RETURN (Delaware VIP High Yield Standard Class)



15.50% 12.79% 13.63% -1.83% -2.64% -16.26% -4.10% 1.84%  28.74%  14.25%
-----------------------------------------------------------------------
 1995   1996   1997   1998   1999    2000   2001   2002   2003    2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 10.76% for the quarter ended June 2003 and its lowest quarterly return was -7.65% for the quarter ended June 2001.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04






                                      DELAWARE VIP                BEAR STEARNS
                                    HIGH YIELD SERIES              HIGH-YIELD
                                     STANDARD CLASS                   INDEX
--------------------------------------------------------------------------------
  1 year                                 14.25%                       10.92%

  5 years                                 3.76%                        6.81%

  10 years                                5.46%                        8.32%

The Series' returns are compared to the performance of the Bear Stearns High-Yield Index. The Bear Stearns High-Yield Index includes all fixed income, non-convertible, U.S. dollar denominated securities from the following countries only: Australia, Canada, United Kingdom, and United States; and meeting the following inclusion criteria at the beginning of the calculation month: issues rated BB+ or lower by Standard and Poor's Rating Group and rated Ba1 or lower by Moody's Investors Service; issues with an outstanding par value of not less than $100 million; issues with more than one year to their maturity date; issues registered under SEC 144A code will be included. The index also includes deferred coupon bonds including PIKs, Zero Coupon and Step-Up bonds. Issues in default are taken out of the index at the end of the month in which the default occurs. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
--------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price            none
Standard Class.
                                                              Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                   none

                                                              Maximum sales charge (load) imposed on
                                                               reinvested dividends                                   none

                                                              Redemption fees                                         none

                                                              Exchange fees                                           none
--------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted                 Management fees                                        0.65%
from the Series' assets.
                                                              Distribution and service (12b-1) fees                   none


                                                              Other expenses                                         0.10%

                                                              Total operating expenses                               0.75%

                                                              Fee waivers and payments(2)                             none

                                                              Net expenses                                           0.75%
--------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the              1 year                                                   $77
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                 3 years                                                 $240
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000              5 years                                                 $417
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent future        10 years                                                $930
expenses, which may be greater or less than those
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP High Yield Series invests primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware VIP High Yield Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                   SECURITIES                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a           The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an            bonds. Typically, we invest in bonds rated BB or lower by
NRSRO such as S&P or Moody's or, if unrated, that we believe       S&P or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered         invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.              time of purchase, are rated CCC or, if unrated, are of
                                                                   equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities            securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government       percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full         offer as high a level of current income as high-yield
faith and credit of the United States.                             corporate bonds.

FOREIGN GOVERNMENT OR CORPORATE SECURITIES: Securities             The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or         securities of issuers domiciled in foreign countries
foreign corporations.                                              including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                 Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or        amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction and      non-dollar denominated securities and emerging market
Development (more commonly known as the World Bank) is one         securities.
example of a Supranational entity.

ZERO COUPON BONDS AND PAYMENT-IN-KIND BONDS: Zero coupon           We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the           bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to               component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin             are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and            securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par             react to changes in interest rates to a greater degree than
value. PAYMENT-IN-KIND BONDS pay interest or dividends in          interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                   quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.


REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are         only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                   SECURITIES                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities, including
resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                   institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                   Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at             securities.
approximately the price that a series has valued them.

Loan participations: An interest in a loan or other direct         Each Fund may loan up to 25% of its assets to qualified
indebtedness, such as an assignment, that entitles the             broker/dealers or institutional investors for their use
acquiring of such interest to payments of interest,                relating to short sales and other security transactions. The
principal and/or other amounts due under the structure of          Fund may invest in loans, including assignments and
the loan or other direct indebtedness. In addition to being        participation interests.
structured as secured or unsecured loans, such investments
could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Delaware VIP High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             bonds that we believe will continue to pay interest
market--will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall bond market or interest rate movements and
confidence.                                                        generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an             one industry and in any individual security. We also follow
individual stock or bond will decline because of changing          a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the       the portfolio.
individual company issuing the stock or bond.

INTEREST RATE RISK: The risk that securities will decrease         The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for           eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter           monitoring economic conditions.
maturities.

CREDIT RISK: The risk that there is the possibility that a         Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of            commitment to hold a diversified selection of high-yield
interest and principal.                                            bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails        We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the          which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds          by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time       bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the        default, the Series will begin to sell the security in an
junk bonds.                                                        orderly manner, striving to minimize any adverse affect on the Series.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK: Although the market for high-yield bonds           In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                 wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic            that have been less susceptible to economic cycles in the
expansion which took place in the United States during the         past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield       entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

FOREIGN RISK: The risk that foreign securities may be              We may invest up to 15% of total assets in securities of
adversely affected by political instability, changes in            issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or lax        these foreign securities, the Series may not invest more
regulatory and accounting standards. These risks are               than two-thirds of that 15% amount (that is, 10% of total
significantly higher for emerging markets securities.              assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of           securities and emerging markets securities. We carefully
adverse changes in foreign currency exchange rates.                evaluate the reward and risk associated with each foreign
                                                                   security that we consider.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be          A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price          the Series' ability to dispose of particular issues, when
that a series values them.                                         necessary, to meet the Series' liquidity needs or in
                                                                   response to a specific economic event, such as the
There is generally no established retail secondary market          deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market       striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid          issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity          We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

VALUATION RISK: The risk that a less liquid secondary market       The Series' privately placed high-yield securities are
as described above can make it more difficult for a series         particularly susceptible to the liquidity and valuation
to obtain precise valuations of the high-yield securities in       risks. We will strive to manage this risk by carefully
its portfolio. During periods of reduced liquidity, judgment       evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.             the portfolio that can be allocated to privately placed
                                                                   high-yield securities.

REDEMPTION RISK: If investors redeem more shares of a series       Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series        redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the           sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a           money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

LEGISLATIVE AND REGULATORY RISK: The United States Congress        We monitor the status of regulatory and legislative
has from time to time taken or considered legislative              proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond            on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
LOANS AND OTHER DIRECT INDEBTEDNESS involve the risk that          These risks may not be completely eliminated, but we will
the Fund will not receive payment of principal, interest and       attempt to reduce these risks through portfolio
other amounts due in connection with these investments and         diversification, credit analysis and attention to trends in
will depend primarily on the financial condition of the            the economy, industries and financial markets. As these
borrower. Loans that are fully secured offer a Fund more           securities may be illiquid, they would be subject to the
protection than an unsecured loan in the event of                  Fund's restrictions on illiquid securities.
non-payment of scheduled interest or principal, although
there is no assurance that the liquidation of collateral
from a secured loan would satisfy the corporate borrower's
obligation, or that the collateral can be liquidated. Some
loans or claims may be in default at the time of purchase.
Certain of the loans and the other direct indebtedness
acquired by a Fund may involve revolving credit facilities
or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise
decide to do so (including at a time when the company's
financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to
advance additional funds, it will at all times hold and
maintain in a segregated account cash or other high-grade
debt obligations in an amount sufficient to meet such
commitments.

As a Fund may be required to rely upon another lending
institution to collect and pass onto the Fund amounts
payable with respect to the loan and to enforce the Fund's
rights under the loan and other direct indebtedness, an
insolvency, bankruptcy or reorganization of the lending
institution may delay or prevent the Fund from receiving
such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other
direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans
and other direct indebtedness may involve additional risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGER

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series. Mr. Rabe assumed primary responsibility for the Series in July 2002.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGER Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.










                                                 STANDARD CLASS*
             ---------------------------------------------------
             Commission (%)                                    -

             Fee to Dealer                                 0.25%





             * Your variable contract salesperson may be eligible to
               receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (See "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.




 Delaware VIP High Yield Series
 ----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended 12/31
 STANDARD CLASS                                                   2004         2003          2002       2001(1)          2000
 ----------------------------------------------------------------------------------------------------------------------------


 Net asset value, beginning of period                           $5.690       $4.790        $5.220        $6.000        $7.420

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                        0.437        0.489         0.517         0.586         0.722

 Net realized and unrealized gain (loss) on investments          0.332        0.804        (0.413)       (0.821)       (1.896)
                                                               -------      -------       -------       -------       -------

 Total from investment operations                                0.769        1.293        (0.104)       (0.235)       (1.174)
                                                               -------      -------       -------       -------       -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:

 Net investment income                                          (0.349)      (0.393)       (0.534)       (0.545)       (0.246)

 Total dividends and distributions                              (0.349)      (0.393)       (0.534)       (0.545)       (0.246)
                                                               -------      -------       -------       -------       -------

 NET ASSET VALUE, END OF PERIOD                                 $6.110       $5.690        $4.790        $5.220        $6.000
                                                               =======      =======       =======       =======       =======
 TOTAL RETURN(3)                                                14.25%       28.74%         1.84%        (4.10%)      (16.26%)

 RATIOS AND SUPPLEMENTAL DATA:

 Net assets, end of period (000 omitted)                       $65,418      $71,061       $48,089       $51,459       $59,441

 Ratio of expenses to average net assets                         0.75%        0.77%         0.78%         0.79%         0.77%

 Ratio of net investment income to average net assets            7.66%        9.33%        10.96%        10.82%        10.80%

 Portfolio turnover                                               429%         716%          587%          557%          226%
 ----------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                    DELAWARE VIP HIGH YIELD SERIES

                    ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
                    (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

                    You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














                    Investment Company Act File No. 811-5162

                    DELAWARE SERIES SYMBOL                   CUSIP
                                                             -----

                    Delaware VIP High Yield Series
                    (Standard Class)                        246493811




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                     Delaware
                                     Investments(SM)
                                     --------------------------------------
                                     A member of Lincoln Financial Group(R)




                               DELAWARE VIP TRUST

                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP International Value Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

......................................................................................
OVERVIEW                                                                      page 2
Delaware VIP International Value Equity Series                                     2
......................................................................................
HOW WE MANAGE THE SERIES                                                      page 5
Investment strategies                                                              5
The securities the Series typically invests in                                     6
The risks of investing in the Series                                               9
Disclosure of portfolio holdings information                                      10
Investment manager and sub-advisor                                                11
Portfolio managers                                                                11
Who's who?                                                                        12
......................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                       page 13
Share classes                                                                     13
Salesperson and life company compensation                                         13
Purchase and redemption of shares                                                 13
Valuation of shares                                                               13
Fair valuation                                                                    14
Frequent trading of Series shares                                                 14
Dividends, distributions and taxes                                                16

Certain management considerations                                                 16

......................................................................................
FINANCIAL HIGHLIGHTS                                                         page 17



OVERVIEW: DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

WHAT IS THE SERIES' GOAL? The Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities (the "80% policy"). An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

IN SELECTING INVESTMENTS FOR THE SERIES:


The Series' portfolio managers conduct fundamental, proprietary research on a global basis in an effort to identify securities that have the potential for long-term total return. At the center of the research effort is a value-oriented dividend discount methodology that is applied to individual securities and markets. The objective of this is the identification of value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Series' portfolio managers use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. The Series' portfolio managers approach to equity and currency analysis is long-term in orientation.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.
  o Investors looking for a portfolio of equity securities from foreign countries.
  o Investors seeking a measure of capital appreciation and income.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.
  o Investors who are unwilling to accept the risks of investing in foreign securities.
  o Investors looking for an investment that provides a high level of income.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP International Value Equity Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



YEAR-BY-YEAR TOTAL RETURN (Delaware VIP International Value Equity Series Service Class)


    -12.88%        -10.54%        43.11%          21.44%
---------------------------------------------------------------
     2001          2002           2003            2004


During the period illustrated in this bar chart, the Class' highest quarterly return was 23.08% for the quarter ended June 2003 and its lowest quarterly return was -19.63% for the quarter ended September 2002.



AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                  DELAWARE VIP                     MORGAN STANLEY
                                        INTERNATIONAL VALUE EQUITY SERIES       CAPITAL INTERNATIONAL
                                                 SERVICE CLASS                        EAFE INDEX
-------------------------------------------------------------------------------------------------------


1 year                                               21.44%                             20.70%

Lifetime (Inception 5/1/00)                           8.24%                             0.84%*



The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in Europe, Australasia and the Far East weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



* The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly           Maximum sales charge (load) imposed on
from your investments when you buy or sell      purchases as a percentage of offering price                 none
shares of the Service Class.
                                               Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                        none

                                               Maximum sales charge (load) imposed on
                                                reinvested dividends                                        none

                                               Redemption fees                                              none

                                               Exchange fees                                                none


------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES              Management fees                                             0.85%
are deducted from the Series' assets.
                                              Distribution and service (12b-1) fees                       0.30%


                                              Other expenses                                              0.14%

                                              Total operating expenses                                    1.29%

                                              Fee waivers and payments(2,3)                              (0.05%)

                                              Net expenses                                                1.24%
-------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you          1 year                                                       $126
compare the cost of investing in the
Series to the cost of investing in            3 years                                                      $404
other mutual funds with similar
investment objectives. We show the            5 years                                                      $703
cumulative amount of Series expenses
on a hypothetical investment of               10 years                                                   $1,552
$10,000 with an annual 5% return over
the time shown.(4) This is an example
only, and does not represent future
expenses, which may be greater or
less than those shown here.
------------------------------------------------------------------------------------------------------------------



(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES


Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. The Series invests primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. The Series' strategy would commonly be described as a value strategy. That is, the Series' portfolio managers strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, the Series' portfolio managers evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Series' portfolio managers then determine what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Series' portfolio managers then compare their estimate of the security's value to its current price to determine if it is a good value.

The Series' portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries--all using one measurement standard. The Series' portfolio managers can even use this analysis to compare stocks to bonds.

The Series' portfolio managers may purchase securities in any foreign country, developed or emerging; however, the Series' portfolio managers currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Republic of Korea, Singapore, South Africa, Spain, Taiwan and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

The Series' portfolio managers generally maintain a long-term focus in the Series, seeking companies that they believe will perform well over the next three to five years.

Delaware VIP International Value Equity Series uses the same investment strategy as Delaware International Value Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders before the change in the objective became effective.

THE SECURITIES THE SERIES TYPICALLY INVESTS IN


Stocks offer investors the potential for capital appreciation, and may pay dividends as well.




-------------------------------------------------------------------------------------------------------------
                                                                      HOW THE SERIES USES THEM
                 SECURITIES                               DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-------------------------------------------------------------------------------------------------------------

COMMON STOCKS: Securities that represent shares of       The Series will invest its assets in common
ownership in a corporation. Stockholders                 stocks, some of which will be dividend-paying
participate in the corporation's profits and             stocks.
losses, proportionate to the number of shares they
own.


INVESTMENT COMPANY SECURITIES: In some countries,        The Series may hold closed-end investment company
investments by U.S. mutual funds are generally           securities if the Series' portfolio managers
made by purchasing shares of investment companies        believe the country offers good investment
that in turn invest in the securities of such            opportunities. These investments involve an
countries.                                               indirect payment of a portion of the expenses of
                                                         the other investment companies, including their
                                                         advisory fees.


FOREIGN CURRENCY TRANSACTIONS: A forward foreign         The Series may invest in securities issued in any
currency exchange contract involves an obligation        currency and hold foreign currency. Securities of
to purchase or sell a specific currency on a fixed       issuers within a given country may be denominated
future date at a price that is set at the time of        in the currency of another country or in
the contract. The future date may be any number of       multinational currency units such as the euro.
days from the date of the contract as agreed by
the parties involved.                                    Although the Series values its assets daily in
                                                         U.S. dollars, it does not intend to convert its
                                                         holdings of foreign currencies into U.S. dollars
                                                         on a daily basis. The Series will, however, from
                                                         time to time, purchase or sell foreign currencies
                                                         and/or engage in forward foreign currency exchange
                                                         transactions. The Series may conduct its foreign
                                                         currency transactions on a cash basis at the rate
                                                         prevailing in the foreign currency exchange market
                                                         or through a forward foreign currency exchange
                                                         contract or forward contract.

                                                         The Series may use forward contracts for defensive
                                                         hedging purposes to attempt to protect the value
                                                         of the Series' current security or currency
                                                         holdings. It may also use forward contracts if it
                                                         has agreed to sell a security and wants to
                                                         "lock-in" the price of that security, in terms of
                                                         U.S. dollars. Investors should be aware of the
                                                         costs of currency conversion. The Series will not
                                                         use forward contracts for speculative purposes.


AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN            The Series may invest in sponsored and unsponsored
DEPOSITARY RECEIPTS (EDRS), GLOBAL DEPOSITARY            ADRs, EDRs, GDRs and similar types of depository
RECEIPTS (GDRS) AND SIMILAR TYPES OF DEPOSITARY          receipts, generally focusing on those whose
RECEIPTS: ADRs are receipts issued by a U.S.             underlying securities are issued by foreign
depositary (often a U.S. bank) and EDRs and GDRs         entities.
are receipts issued by a depositary outside of the
U.S. (often a non-U.S. bank or trust company or a        To determine whether to purchase a security in a
foreign branch of a U.S. bank). Depositary               foreign market or through depositary receipts, the
receipts represent an ownership interest in an           Series' portfolio managers evaluate the price
underlying security that is held by the                  levels, the transaction costs, taxes and
depositary. Generally, the holder of the                 administrative costs involved with each security
depositary receipt is entitled to all payments of        to identify the most efficient choice.
interest, dividends or capital gains that are made
on the underlying security.
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                      HOW THE SERIES USES THEM
                 SECURITIES                               DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities       The Series' portfolio managers may invest in
whose resale is restricted under securities law.         privately placed securities, including those that
                                                         are eligible for resale only among certain
                                                         institutional buyers without registration which
                                                         are commonly known as Rule 144A Securities.
                                                         Restricted securities that are determined to be
                                                         illiquid may not exceed the Series' 10% limit on
                                                         illiquid securities, which is described below.


ILLIQUID SECURITIES: Securities that do not have a       The Series' portfolio managers may invest up to
ready market, and cannot be easily sold within           10% of net assets in illiquid securities,
seven days at approximately the price that a             including repurchase agreements with maturities of
series has valued them.                                  over seven days.


REPURCHASE AGREEMENTS: An agreement between a            Typically, the Series' portfolio managers use
buyer, such as the Series, and a seller of               repurchase agreements as a short-term investment
securities in which the seller agrees to buy the         for the Series' cash position. In order to enter
securities back within a specified time at the           into these repurchase agreements, the Series must
same price the buyer paid for them, plus an amount       have collateral of 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase        The Series may enter into repurchase agreements in
agreements are often viewed as equivalent to cash.       which the collateral is any security in which it
                                                         may invest, but normally uses U.S. government
                                                         securities as collateral.
-------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP International Value Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------
                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                RISKS                                      DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of          The Series' portfolio managers maintain a
the securities in a certain market--like the stock       long-term investment approach and focus on stocks
or bond market--will decline in value because of         we believe can appreciate over an extended time
factors such as economic conditions, future              frame regardless of interim market fluctuations.
expectations or investor confidence.                     In deciding what portion of the Series' portfolio
                                                         should be invested in any individual country, the
                                                         Series' portfolio managers evaluate a variety of
                                                         factors, including opportunities and risks
                                                         relative to other countries.

INDUSTRY AND SECURITY RISK: The risk that the            The Series' portfolio managers typically hold a
value of securities in a particular industry or          number of different securities in a variety of
the value of an individual stock or bond will            sectors in order to minimize the impact that a
decline because of changing expectations for the         poorly performing security would have on the
performance of that industry or for the individual       Series.
company issuing the stock or bond.


CURRENCY RISK: The risk that the value of an             The Series may try to hedge its currency risk by
investment may be negatively affected by changes         purchasing foreign currency exchange contracts. If
in foreign currency exchange rates. Adverse              the Series agrees to purchase or sell foreign
changes in exchange rates may reduce or eliminate        securities at a pre-set price on a future date,
any gains produced by investments that are               the Series attempts to protect the value of a
denominated in foreign currencies and may increase       security it owns from future changes in currency
any losses.                                              rates. If the Series has agreed to purchase or
                                                         sell a security, it may also use foreign currency
In 1999 eleven European countries joined in              exchange contracts to "lock-in" the security's
European Economic and Monetary Union (EMU), which        price in terms of U.S. dollars or another
established a common currency for the                    applicable currency. The Series may use forward
participating countries. This currency is known as       currency exchange contracts only for defensive or
the "euro". It has replaced legacy currencies such       protective measures, not to enhance portfolio
as the French franc and the deutschemark, which          returns. However, there is no assurance that such
were converted to euros at fixed exchange rates.         a strategy will be successful.
The main initial consequence for investors is that
this has created a much bigger and more liquid
bond and equity market. This has eliminated
currency risk within the euro zone, but the risk
that the euro will fluctuate versus third
currencies such as the U.S. dollar has not been
eliminated or reduced. Within the euro zone, our
view is that the longer term risks are economic
and political - a single currency means a single
monetary policy, which may not suit an individual
country at a particular time. There are no
explicit legal provisions for a country to exit
EMU; such an exit pre-supposes a strong political
demand for it, of which there is no sign at this
point in time.
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                HOW THE SERIES STRIVES TO MANAGE THEM
                    RISKS                                  DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
------------------------------------------------------------------------------------------------------------


POLITICAL RISK: The risk that countries or the           The Series' portfolio managers evaluate the
entire region where the Series invests may               political situations in the countries where they
experience political instability. This may cause         invest and take into account any potential risks
greater fluctuation in the value and liquidity of        before they select securities for the portfolio.
our investments due to changes in currency               However, there is no way to eliminate political
exchange rates, governmental seizures or                 risk when investing internationally.
nationalization of assets.

EMERGING MARKET RISK: The possibility that the           The Series, to the limited extent that it invests
risks associated with international investing will       in emerging markets, is subject to the risk. If
be greater in emerging markets than in more              the Series' portfolio managers were to invest in
developed foreign markets because, among other           emerging markets, they would carefully select
things, emerging markets may have less stable            securities and consider all relevant risks
political and economic environments.                     associated with an individual company.


INEFFICIENT MARKET RISK: The risk that foreign           The Series will attempt to reduce these risks by
markets may be less liquid, have greater price           investing in a number of different countries, and
volatility, less regulation and higher transaction       noting trends in the economy, industries and
costs than U.S. markets.                                 financial markets.


INFORMATION RISK: The risk that foreign companies        The Series' portfolio managers conduct fundamental
may be subject to different accounting, auditing         research on the companies they invest in rather
and financial reporting standards than U.S.              than relying solely on information available
companies. There may be less information available       through financial reporting. The Series' portfolio
about foreign issuers than domestic issuers.             managers believe this will help them to better
Furthermore, regulatory oversight of foreign             uncover any potential weaknesses in individual
issuers may be less stringent or less consistently       companies.
applied than in the United States.

TRANSACTION COSTS RISK: Costs of buying, selling         The Series' portfolio managers strive to monitor
and holding foreign securities, including                transaction costs and to choose an efficient
brokerage, tax and custody costs, may be higher          trading strategy for the Series.
than those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER AND SUB-ADVISOR

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

                AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                0.85% on first $500 million
                0.80% on next $500 million
                0.75% on next $1,500 million
                0.70% on assets in excess of $2,500 million



Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Series. As sub-advisor, Mondrian is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' business affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee of 0.20% of average daily net assets.

Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Series' manager. Since September 25, 2004, Delaware Management Company served as the Series' manager and Mondrian served as the Series' sub-advisor. The aggregate advisory fee paid by the Series was 0.85% for the last fiscal year.


PORTFOLIO MANAGERS


Clive A. Gillmore, Nigel G. May and Emma R. E. Lewis have primary responsibility for making day-to-day investment decisions for the Delaware VIP International Value Equity Series. In making investment decisions for the Series, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult a team of over 15 of their colleagues at Mondrian.


CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

NIGEL G. MAY, Director/Senior Portfolio Manager/Regional Research Director of Mondrian, joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Mondrian in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

EMMA R.E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094


An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most investment management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


SUB-ADVISOR Mondrian Investment Partners Limited, Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the sub-advisor performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
                        -----------------------------------------
                        Commission (%)                          -

                        12b-1 Fee to Dealer                 0.30%


                        *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.


FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.






Delaware VIP International Value Equity Series

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year ended 12/31       5/1/00(1)
SERVICE CLASS                                                    2004       2003          2002         2001     to 12/31/00
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                           $15.650    $11.550       $13.900       $17.930       $16.780

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                         0.356      0.345         0.236         0.255         0.270

Net realized and unrealized gain (loss)
 on investments and foreign currencies                           2.911      4.355        (1.559)       (2.561)        0.880
                                                               -------    -------       -------       -------       -------

Total from investment operations                                 3.267      4.700        (1.323)       (2.306)        1.150
                                                               -------    -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                           (0.397)    (0.296)       (0.263)       (0.420)            -

Net realized gain on investments                                     -     (0.304)       (0.764)       (1.304)            -
                                                               -------    -------       -------       -------       -------

Total dividends and distributions                               (0.397)    (0.600)       (1.027)       (1.724)            -
                                                               -------    -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                                 $18.520    $15.650       $11.550       $13.900       $17.930
                                                               =======    =======       =======       =======       =======

TOTAL RETURN(3)                                                 21.44%     43.11%       (10.54%)      (12.88%)        6.85%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                            $95       $109           $54           $11            $5

Ratio of expenses to average net assets                          1.24%      1.20%         1.13%         1.10%         1.09%

Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                                    1.29%      1.24%         1.17%         1.16%         1.17%

Ratio of net investment income to average net assets             2.21%      2.74%         1.84%         1.69%         2.34%

Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                 2.16%      2.70%         1.80%         1.63%         2.26%

Portfolio turnover                                                 10%        11%           13%           11%            9%
-------------------------------------------------------------------------------------------------------------------------------



(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.








Investment Company Act File No. 811-5162


DELAWARE SERIES SYMBOL                   CUSIP
                                         -----

Delaware VIP International Value Equity Series
(Service Class)                     246493779




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP International Value Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP International Value Equity Series                                 2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 5
Investment strategies                                                          5
The securities the Series typically invest in                                  6
The risks of investing in the Series                                           9
Disclosure of portfolio holdings information                                  10
Investment manager and sub-advisor                                            11
Portfolio managers                                                            11
Who's who?                                                                    12
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 13
Share classes                                                                 13
Salesperson and life company compensation                                     13
Purchase and redemption of shares                                             13
Valuation of shares                                                           13
Fair valuation                                                                14
Frequent trading of Series shares                                             14
Dividends, distributions and taxes                                            16

Certain management considerations                                             16

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 17

OVERVIEW: DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities (the "80% policy"). An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

IN SELECTING INVESTMENTS FOR THE SERIES:


The Series' portfolio managers conduct fundamental, proprietary research on a global basis in an effort to identify securities that have the potential for long-term total return. At the center of the research effort is a value-oriented dividend discount methodology that is applied to individual securities and markets. The objective of this is the identification of value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Series' portfolio managers use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. The Series' portfolio managers approach to equity and currency analysis is long-term in orientation.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors with long-term financial goals.

    o Investors looking for a portfolio of equity securities from foreign countries.

    o   Investors seeking a measure of capital appreciation and income.

WHO SHOULD NOT INVEST IN THE SERIES

    o   Investors with short-term financial goals.

    o Investors who are unwilling to accept the risks of investing in foreign securities.

    o Investors looking for an investment that provides a high level of income.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP International Value Equity Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

YEAR-BY-YEAR TOTAL RETURN (Delaware VIP International Value Equity Series Standard Class)


13.98%    20.03%    6.60%     10.33%    15.76%    0.53%    -12.83%   -10.40%   43.44%    21.79%
------------------------------------------------------------------------------------------------
 1995      1996     1997       1998      1999     2000      2001      2002     2003       2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 23.10% for the quarter ended June 2003 and its lowest quarterly return was -19.65% for the quarter ended September 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                    DELAWARE VIP                   MORGAN STANLEY
                                                             INTERNATIONAL EQUITY SERIES        CAPITAL INTERNATIONAL
                                                                   STANDARD CLASS                    EAFE INDEX
---------------------------------------------------------------------------------------------------------------------
  1 year                                                                21.79%                          20.70%
  5 years                                                                6.52%                          -0.80%
  10 years                                                               9.83%                           5.94%


The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East)
Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in
Europe, Australasia the Far East weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                purchases as a percentage of offering price                 none

                                                                 Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                        none

                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                        none

                                                                 Redemption fees                                              none

                                                                 Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted from the           Management fees                                             0.85%
Series' assets.
                                                                 Distribution and service (12b-1) fees                        none


                                                                 Other expenses                                              0.14%

                                                                 Total operating expenses                                    0.99%

                                                                 Fee waivers and payments(2)                                  none

                                                                 Net expenses                                                0.99%
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of         1 year                                                       $101
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                                      $315
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                                      $547
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                                   $1,213
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the
    Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW THE SERIES IS MANAGED

INVESTMENT STRATEGIES

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. The Series' invests primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. The Series' strategy would commonly be described as a value strategy. That is, the Series' portfolio managers strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, the Series' portfolio managers evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Series' portfolio managers then determine what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Series' portfolio managers then compare their estimate of the security's value to its current price to determine if it is a good value.

The Series' portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries--all using one measurement standard. The Series' portfolio managers can even use this analysis to compare stocks to bonds.

The Series' portfolio managers may purchase securities in any foreign country, developed or emerging; however, the Series' portfolio managers currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Republic of Korea, Singapore, South Africa, Spain, Taiwan and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

The Series' portfolio managers generally maintain a long-term focus in the Series, seeking companies that they believe will perform well over the next three to five years.

Delaware VIP International Value Equity Series uses the same investment strategy as Delaware International Value Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders before the change in the objective became effective.

THE SECURITIES THE SERIES TYPICALLY INVESTS IN


Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW THE SERIES USES THEM
                        SECURITIES                                      DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership     The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

INVESTMENT COMPANY SECURITIES: In some countries,                The Series may hold closed-end investment company securities
investments by U.S. mutual funds are generally made by           if the Series' portfolio managers believe the country offers
purchasing shares of investment companies that in turn           good investment opportunities. These investments involve an
invest in the securities of such countries.                      indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

FOREIGN CURRENCY TRANSACTIONS: A forward foreign currency        The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell     and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that       given country may be denominated in the currency of another
is set at the time of the contract. The future date may be       country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                         Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                 currencies into U.S. dollars on a daily basis. The Series
                                                                 will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                 exchange transactions. The Series may conduct its foreign
                                                                 currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                 current security or currency holdings. It may also use
                                                                 forward contracts if it has agreed to sell a security and
                                                                 wants to "lock-in" the price of that security, in terms of
                                                                 U.S. dollars. Investors should be aware of the costs of
                                                                 currency conversion. The Series will not use forward
                                                                 contracts for speculative purposes.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW THE SERIES USES THEM
                        SECURITIES                                      DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------


AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY         The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), GLOBAL DEPOSITARY RECEIPTS (GDRS) AND           EDRs, GDRs and similar types of depository receipts,
SIMILAR TYPES OF DEPOSITORY RECEIPTS: ADRs are receipts          generally focusing on those whose underlying securities are
issued by a U.S. depositary (often a U.S. bank) and EDRs and     issued by foreign entities.
GDRs are receipts issued by a depositary outside of the U.S.
(often a non-U.S. bank or trust company or a foreign branch      To determine whether to purchase a security in a foreign
of a U.S. bank). Depositary receipts represent an ownership      market or through depositary receipts, the Series' portfolio
interest in an underlying security that is held by the           managers evaluate the price levels, the transaction costs,
depositary. Generally, the holder of the depositary receipt      taxes and administrative costs involved with each security
is entitled to all payments of interest, dividends or            to identify the most efficient choice.
capital gains that are made on the underlying security.

RESTRICTED SECURITIES: Privately placed securities whose         The Series' portfolio managers may invest in privately
resale is restricted under securities law.                       placed securities, including those that are eligible for
                                                                 resale only among certain institutional buyers without
                                                                 registration which are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready         The Series' portfolio managers may invest up to 10% of net
market, and cannot be easily sold within seven days at           assets in illiquid securities, including repurchase
approximately the price that a series has valued them.           agreements with maturities of over seven days.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as     Typically, the Series' portfolio managers use repurchase
the Series, and a seller of securities in which the seller       agreements as a short-term investment for the Series' cash
agrees to buy the securities back within a specified time at     position. In order to enter into these repurchase
the same price the buyer paid for them, plus an amount equal     agreements, the Series must have collateral of 102% of the
to an agreed upon interest rate. Repurchase agreements are       repurchase price. The Series may enter into repurchase
often viewed as equivalent to cash.                              agreements in which the collateral is any security in which it may invest, but normally uses U.S. government securities as collateral.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Delaware VIP International Value Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.


PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP International Value Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                             HOW THE SERIES STRIVES TO MANAGE THEM
                           RISKS                                        DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------

MARKET RISK: The risk that all or a majority of the              The Series' portfolio managers maintain a long-term
securities in a certain market--like the stock or bond           investment approach and focus on stocks they believe can
market--will decline in value because of factors such as         appreciate over an extended time frame regardless of interim
economic conditions, future expectations or investor             market fluctuations. In deciding what portion of the Series'
confidence.                                                      portfolio should be invested in any individual country, the
                                                                 Series' portfolio managers evaluate a variety of factors,
                                                                 including opportunities and risks relative to other
                                                                 countries.

INDUSTRY AND SECURITY RISK: The risk that the value of           The Series' portfolio managers typically hold a number of
securities in a particular industry or the value of an           different securities in a variety of sectors in order to
individual stock or bond will decline because of changing        minimize the impact that a poorly performing security would
expectations for the performance of that industry or for the     have on the Series.
individual company issuing the stock or bond.


CURRENCY RISK: The risk that the value of an investment may      The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency            foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce     purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are          future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any           security it owns from future changes in currency rates. If
losses.                                                          the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European             the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a           applicable currency. The Series may use forward currency
common currency for the participating countries. This            exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy          measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,        is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             HOW THE SERIES STRIVES TO MANAGE THEM
                           RISKS                                        DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------

POLITICAL RISK: The risk that countries or the entire region     The Series' portfolio managers evaluate the political
where the Series invests may experience political                situations in the countries where they invest and take into
instability. This may cause greater fluctuation in the value     account any potential risks before they select securities
and liquidity of our investments due to changes in currency      for the portfolio. However, there is no way to eliminate
exchange rates, governmental seizures or nationalization of      political risk when investing internationally.
assets.

EMERGING MARKETS RISK: The possibility that the risks            The Series, to the limited extent that it invests in
associated with international investing will be greater in       emerging markets, is subject to the risk. If the Series'
emerging markets than in more developed foreign markets          portfolio managers were to invest in emerging markets, they
because, among other things, emerging markets may have less      would carefully select securities and consider all relevant
stable political and economic environments.                      risks associated with an individual company.


INEFFICIENT MARKET RISK: The risk that foreign markets may       The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less              in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.       economy, industries and financial markets.


INFORMATION RISK: The risk that foreign companies may be         The Series' portfolio managers conduct fundamental research
subject to different accounting, auditing and financial          on the companies they invest in rather than relying solely
reporting standards than U.S. companies. There may be less       on information available through financial reporting. The
information available about foreign issuers than domestic        Series' portfolio managers believe this will help them to
issuers. Furthermore, regulatory oversight of foreign            better uncover any potential weaknesses in individual
issuers may be less stringent or less consistently applied       companies.
than in the United States.

TRANSACTION COSTS RISK: Costs of buying, selling and holding     The Series' portfolio managers strive to monitor transaction
foreign securities, including brokerage, tax and custody         costs and to choose an efficient trading strategy for the
costs, may be higher than those involved in domestic             Series.
transactions.
-----------------------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER AND SUB-ADVISOR

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

          AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
          0.85% on first $500 million
          0.80% on next $500 million
          0.75% on next $1,500 million
          0.70% on assets in excess of $2,500 million


Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Series. As sub-advisor, Mondrian is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' business affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee of 0.20% of average daily net assets.

Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Series' manager. Since September 25, 2004, Delaware Management Company served as the Series' manager and Mondrian served as the Series' sub-advisor. The aggregate advisory fee paid by the Series was 0.85% for the last fiscal year.


PORTFOLIO MANAGERS


Clive A. Gillmore, Nigel G. May and Emma R. E. Lewis have primary responsibility for making day-to-day investment decisions for the Delaware VIP International Value Equity Series. In making investment decisions for the Series, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult a team of over 15 of their colleagues at Mondrian.


CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

NIGEL G. MAY, Director/Senior Portfolio Manager/Regional Research Director of Mondrian, joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Mondrian in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

EMMA R.E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094


An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most investment management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


SUB-ADVISOR Mondrian Investment Partners Limited, Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the sub-advisor performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                     STANDARD CLASS*

             Commission (%)                                       --
             Fee to Dealer                                     0.25%

             *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.


FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP International Value Equity Series
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
Standard Class                                                  2004         2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.660      $11.550       $13.900       $17.940       $18.630
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                       0.396        0.373         0.254         0.277         0.387
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       2.920        4.355        (1.556)       (2.578)       (0.340)
                                                            --------     --------      --------      --------      --------
Total from investment operations                               3.316        4.728        (1.302)       (2.301)        0.047
                                                            --------     --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                         (0.426)      (0.314)       (0.284)       (0.435)       (0.405)
Net realized gain on investments                               -           (0.304)       (0.764)       (1.304)       (0.332)
                                                            --------     --------      --------      --------      --------
Total dividends and distributions                             (0.426)      (0.618)       (1.048)       (1.739)       (0.737)
                                                            --------     --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                               $18.550      $15.660       $11.550       $13.900       $17.940
                                                            ========     ========      ========      ========      ========
TOTAL RETURN(2)                                               21.79%       43.44%       (10.40%)      (12.83%)        0.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $164,544     $167,813      $142,065      $191,481      $270,167
                                                            ========     ========      ========      ========      ========
Ratio of expenses to average net assets                        0.99%        0.98%         0.98%         0.95%         0.95%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.99%        0.99%         1.02%         1.01%         1.02%
Ratio of net investment income to average net assets           2.46%        2.96%         1.99%         1.84%         2.24%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     2.46%        2.95%         1.95%         1.78%         2.17%
Portfolio turnover                                               10%          11%           13%           11%            9%
-----------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.


(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                                 CUSIP

Delaware VIP International Value Equity Series
(Standard Class)                                   246493761



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                     Delaware
                                     Investments(SM)
                                     --------------------------------------
                                     A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                            DELAWARE VIP REIT SERIES

                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

.........................................................................................................................
OVERVIEW                                                                                                         page 2
Delaware VIP REIT Series                                                                                              2
.........................................................................................................................
HOW WE MANAGE THE SERIES                                                                                         page 5
Our investment strategies                                                                                             5
The securities we typically invest in                                                                                 6
The risks of investing in the Series                                                                                  9
Disclosure of portfolio holdings information                                                                         11
Investment manager                                                                                                   12
Portfolio manager                                                                                                    12
Who's who?                                                                                                           13
.........................................................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                                                          page 14
Share classes                                                                                                        14
Salesperson and life company compensation                                                                            14
Purchase and redemption of shares                                                                                    14
Valuation of shares                                                                                                  14
Fair valuation                                                                                                       15
Frequent trading of Series shares                                                                                    15
Dividends, distributions and taxes                                                                                   17

Certain management considerations                                                                                    17

.........................................................................................................................
FINANCIAL HIGHLIGHTS                                                                                            page 18


OVERVIEW: DELAWARE VIP REIT SERIES

WHAT ARE THE SERIES' GOALS? The Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Delaware VIP REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% policy").

In managing the Delaware VIP REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:

    o   retain a substantial portion of the properties' cash flow;

    o effectively use capital to expand; o have a strong ability to raise rents; and

    o   can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.

Delaware VIP REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors seeking a high level of total return.

    o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

    o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE SERIES

    o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

    o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP REIT Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.






YEAR-BY-YEAR TOTAL RETURN (Delaware VIP REIT Series Service Class)


8.67%            4.38%                 33.73%            31.09%
------------------------------------------------------------------
2001            2002                  2003              2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 14.27% for the quarter ended December 2004 and its lowest quarterly return was -8.66% for the quarter ended September 2002.





AVERAGE ANNUAL RETURNS for periods ending 12/31/04




                                                    DELAWARE VIP
                                                     REIT SERIES                      NAREIT EQUITY
                                                    SERVICE CLASS                      REIT INDEX
------------------------------------------------------------------------------------------------------
   1 year                                              31.09%                            31.58%

   Lifetime (Inception 5/1/00)                         20.48%                            21.52%*



The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The NAREIT Equity REIT Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)

--------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly               Maximum sales charge (load) imposed on
from your investments when you buy or sell          purchases as a percentage of offering price                 none
shares of the Service Class.
                                                   Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower                        none

                                                   Maximum sales charge (load) imposed on
                                                    reinvested dividends                                        none

                                                   Redemption fees                                              none

                                                   Exchange fees                                                none


--------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are               Management fees                                             0.74%
deducted from the Series' assets.
                                                   Distribution and service (12b-1) fees(2)                    0.30%

                                                   Other expenses                                              0.10%

                                                   Total operating expenses                                    1.14%

                                                   Fee waivers and payments(2),(3)                            (0.05%)

                                                   Net expenses                                                1.09%

--------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you               1 year                                                       $111
compare the cost of investing in the
Series to the cost of investing in                 3 years                                                      $357
other mutual funds with similar
investment objectives. We show the                 5 years                                                      $623
cumulative amount of Series expenses
on a hypothetical investment of                    10 years                                                   $1,382
$10,000 with an annual 5% return over
the time shown.(4) This is an example
only, and does not represent future
expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objective.

Delaware VIP REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.




----------------------------------------------------------------------------------------------------------------
                                                                             HOW WE USE THEM
                  SECURITIES                                            DELAWARE VIP REIT SERIES
----------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually           We may invest without limit in shares of REITs.
traded publicly, that manages a portfolio of real
estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

REAL ESTATE INDUSTRY OPERATING COMPANIES: We                We may invest in equity securities of REOCs that
consider a REOC to be a company that derives at             meet the criteria described to the left.
least 50% of its gross revenues or net profits
from:

o ownership, development, construction,
  financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry, such as building supplies or mortgage servicing.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY                  The Series' investments may from time to time
RECEIPTS (ADRS): Securities of foreign entities             include sponsored or unsponsored American
issued directly or, in the case of American                 Depositary Receipts that are actively traded in
Depositary Receipts, through a U.S. bank. ADRs              the United States.
represent the bank's holdings of a stated number
of shares of a foreign corporation. An ADR                  We may invest up to 10% of the Series' total assets
entitles the holder to all dividends and capital            in foreign securities (not including ADRs).
gains earned by the underlying foreign shares.
ADRs are bought and sold the same as U.S.
securities.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                             HOW WE USE THEM
                  SECURITIES                                            DELAWARE VIP REIT SERIES
----------------------------------------------------------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to           If we have stocks that appreciated in price, we
buy or sell a security or group of securities at            may want to protect those gains when we anticipate
an agreed upon price at a future date. The                  adverse conditions. We might use options or
purchaser of an option may or may not choose to go          futures to neutralize the effect of any price
through with the transaction.                               declines, without selling the security. We might
                                                            also use options or futures to gain exposure to a
Writing a covered                                           particular market segment without purchasing
call option on a security obligates the owner of            individual securities in that segment.
the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine              We might use this approach if we had excess cash
months in the future.) The owner of the security            that we wanted to invest quickly. We might use
receives a premium payment from the purchaser of            covered call options if we believe that doing so
the call, but if the security appreciates to a              would help the Series to meet its investment
price greater than the agreed upon selling price,           objective.
the Series would lose out on those gains.
                                                            Use of these strategies can increase the operating
Futures                                                     costs of the Series and can lead to loss of
contracts are agreements for the purchase or sale           principal.
of securities at a specified price, on a specified
date. Unlike an option, a futures contract must be
executed unless it is sold before the settlement
date.

Options and futures are generally considered to be derivative securities.

REPURCHASE AGREEMENTS: An agreement between a               Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                  short-term investment for our cash position. In
securities in which the seller agrees to buy the            order to enter into repurchase agreements, the
securities back within a specified time at the              Series must have collateral of 102% of the
same price the buyer paid for them, plus an amount          repurchase price. Except when we believe a
equal to an agreed upon interest rate. Repurchase           temporary defensive approach is appropriate, the
agreements are often viewed as equivalent to cash.          Series will not hold more than 5% of its total
                                                            assets in cash or other short-term investments.
                                                            All short-term investments will be rated AAA by
                                                            S&P or Aaa by Moody's or if unrated, be of
                                                            comparable quality, based on our evaluation. The
                                                            Series will only enter into repurchase agreements
                                                            in which the collateral is U.S. government
                                                            securities.

RESTRICTED SECURITIES: Privately placed securities          We may invest in privately placed securities,
whose resale is restricted under securities law.            including those that are eligible for resale only
                                                            among certain institutional buyers without
                                                            registration which are commonly known as Rule 144A
                                                            Securities. Restricted securities that are
                                                            determined to be illiquid may not exceed the
                                                            Series' 15% limit on illiquid securities, which is
                                                            described below.

ILLIQUID SECURITIES: Securities that do not have a          We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold within              securities, including repurchase agreements with
seven days at approximately the price that the              maturities of over seven days.
Series has valued them.
----------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities including enhanced convertible securities as well as rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objectives. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objectives.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------
                                                                      HOW WE STRIVE TO MANAGE THEM
                     RISKS                                              DELAWARE VIP REIT SERIES
----------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of             We maintain a long-term investment approach and
the securities in a certain market--like the stock          focus on securities we believe can appreciate over
or bond market--will decline in value because of            an extended time frame regardless of interim
factors such as economic conditions, future                 market fluctuations. We do not try to predict
expectations or investor confidence.                        overall market movements and generally do not
                                                            trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the               In the Series we hold a number of different
value of securities in a particular industry or             individual securities, seeking to manage security
the value of an individual stock or bond will               risk. However, we do concentrate in the real
decline because of changing expectations for the            estate industry. As a consequence, the share price
performance of that industry or for the individual          of the Series may fluctuate in response to factors
company issuing the stock or bond.                          affecting that industry, and may fluctuate more
                                                            widely than a portfolio that invests in a broader
                                                            range of industries. The Series may be more
                                                            susceptible to any single economic, political or
                                                            regulatory occurrence affecting the real estate
                                                            industry.

INTEREST RATE RISK: The risk that securities will           The Series is subject to interest rate risk. If
decrease in value if interest rates rise and                the Series invests in real estate investment
conversely rise in value when interest rates fall.          trusts that hold fixed rate obligations, we would
                                                            expect the value of those trusts to decrease if
                                                            interest rates rise and increase if interest rates
                                                            decline. However, lower interest rates also tend
                                                            to increase the chances that a bond will be
                                                            refinanced, which can hurt the returns of REITs
                                                            that hold fixed rate obligations. We strive to
                                                            manage this risk by monitoring interest rates and
                                                            evaluating their potential impact on securities
                                                            already in the portfolio or those we are
                                                            considering for purchase.
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                      HOW WE STRIVE TO MANAGE THEM
                     RISKS                                              DELAWARE VIP REIT SERIES
----------------------------------------------------------------------------------------------------------------

REAL ESTATE INDUSTRY RISKS include among others:            Since the Series invests principally in REITs, it
                                                            is subject to the risks associated with the real
o   possible declines in the value of real estate;          estate industry. We will strive to manage these
                                                            risks through careful selection of individual REIT
o   risks related to economic conditions;                   securities; however, investors should carefully
                                                            consider these risks before investing in the
o   possible shortage of mortgage funds;

o   Series. overbuilding and extended vacancies;

o   increased competition;

o changes in property taxes, operating expenses or zoning laws;

o costs of environmental clean-up, or damages from natural disasters;

o   limitations or fluctuations in rent payments;

o   cash flow fluctuations; and

o   defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the Investment Company
Act of 1940.

NON-DIVERSIFIED FUNDS RISK: The risk investment             The Series is a non-diversified fund and subject
companies have the flexibility to invest as much            to this risk. Nevertheless, we typically hold
as 50% of their assets in as few as two issuers             securities from a variety of different issuers,
with no single issuer accounting for more than 25%          representing different sectors of the real estate
of the portfolio. The remaining 50% of the                  industry. We also perform extensive analysis on
portfolio must be diversified so that no more than          all securities. We are particularly diligent in
5% of a series' assets is invested in the                   reviewing securities that represent a larger
securities of a single issuer. Because a                    percentage of portfolio assets.
non-diversified fund may invest its assets in
fewer issuers, the value of series shares may
increase or decrease more rapidly than if the
series were fully diversified.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                      HOW WE STRIVE TO MANAGE THEM
                     RISKS                                              DELAWARE VIP REIT SERIES
----------------------------------------------------------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may          We may invest up to 10% of the Series' total
be adversely affected by political instability              assets in foreign securities; however we typically
(including governmental seizures or                         invest only a small portion of assets in foreign
nationalization of assets), changes in currency             securities, so this is not expected to be a major
exchange rates, foreign economic conditions or lax          risk to the Series.
regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid,
have greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities             We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series has valued
them.

FUTURES AND OPTIONS RISK: The possibility that a            The Series may use futures contracts and options
series may experience a loss if it employs an               on futures contracts, as well as options on
options or futures strategy related to a security           securities for hedging purposes. We limit the
or a market index and that security or index moves          amount of the Series' assets that may be committed
in the opposite direction from what the manager             to these strategies.
anticipated. Futures and options also involve
additional expenses, which could reduce any
benefit or increase any loss that the series gains
from using the strategy.

Options and futures contracts on foreign
currencies, and forward contracts, entail
particular risks related to conditions affecting
the underlying currency.
----------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, Delaware Management Company was paid 0.74% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Delaware VIP REIT Series. Mr. Andres has been managing the Series' since 1998.

DAMON J. ANDRES, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                       SERVICE CLASS*
  -------------------------------------------------------------------
  Commission (%)                                                  -

  12b-1 Fee to Dealer                                         0.30%


   * Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.



Delaware VIP REIT Series


----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Year ended 12/31       5/1/00(1)
                                                               2004         2003          2002          2001    to 12/31/00
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.130      $11.720       $11.700       $11.020        $9.180

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                       0.464        0.556         0.517         0.555         0.389

Net realized and unrealized gain on investments                4.102        3.283             -         0.366         1.451
                                                            --------      -------       -------       -------       -------
Total from investment operations                               4.566        3.839         0.517         0.921         1.840
                                                            --------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.302)      (0.324)       (0.300)       (0.198)            -

Net realized gain on investments                              (0.344)      (0.105)       (0.197)       (0.043)            -
                                                            --------      -------       -------       -------       -------
Total dividends and distributions                             (0.646)      (0.429)       (0.497)       (0.241)            -
                                                            --------      -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                               $19.050      $15.130       $11.720       $11.700       $11.020
                                                            ========      =======       =======       =======       =======
TOTAL RETURN(3)                                               31.09%       33.73%         4.38%         8.67%        20.04%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $160,976      $68,276       $28,152        $8,619        $2,501

Ratio of expenses to average net assets                        1.09%        1.08%         0.99%         1.00%         1.00%

Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                                 1.14%        1.11%          0.99%         1.04%         1.21%

Ratio of net investment income to
 average net assets                                            2.86%        4.29%         4.37%         5.01%         5.69%

Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                                  2.81%        4.26%         4.37%         4.97%         5.48%

Portfolio turnover                                               38%          37%           53%           56%           31%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP REIT SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                   CUSIP
                                         -----
Delaware VIP REIT Series
(Service Class)                     246493738




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                            DELAWARE VIP REIT SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP REIT Series                                                       2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Series                                           9
Disclosure of portfolio holdings information                                  12
Investment manager                                                            12
Portfolio manager                                                             12
Who's who?                                                                    13
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 14
Share classes                                                                 14
Salesperson and life company compensation                                     14
Purchase and redemption of shares                                             14
Valuation of shares                                                           14
Fair valuation                                                                15
Frequent trading of Series shares                                             15
Dividends, distributions and taxes                                            17

Certain management considerations                                             17

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 18

OVERVIEW: DELAWARE VIP REIT SERIES

WHAT ARE THE SERIES' GOALS? Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Delaware VIP REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% policy").

In managing the Delaware VIP REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:

    o   retain a substantial portion of the properties' cash flow;

    o   effectively use capital to expand;

    o   have a strong ability to raise rents; and

    o   can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Series' portfolio.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.

Delaware VIP REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors seeking a high level of total return.

    o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

    o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE SERIES

    o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

    o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP REIT Series Standard Class. We show returns for the past six calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

YEAR-BY-YEAR TOTAL RETURN (Delaware VIP REIT Series Standard Class)


           -2.61%    31.33%    8.79%     4.52%     34.02%    31.38%
           --------------------------------------------------------
            1999      2000     2001      2002       2003      2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.25% for the quarter ended December 2004 and its lowest quarterly return was -8.59% for the quarter ended September 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                    DELAWARE VIP
                                                                     REIT SERIES                    NAREIT EQUITY
                                                                   STANDARD CLASS                    REIT INDEX
-----------------------------------------------------------------------------------------------------------------
  1 year                                                                31.38%                          31.58%
  5 years                                                               21.33%                          21.95%
  Lifetime (Inception 5/4/98)                                           13.52%                          12.87%*


    The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from May 31, 1998 through December
31, 2004.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
----------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                purchases as a percentage of offering price                 none

                                                                 Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                        none

                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                        none

                                                                 Redemption fees                                              none

                                                                 Exchange fees                                                none


----------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted from the           Management fees                                             0.74%
Series' assets.
                                                                 Distribution and service (12b-1) fees                        none

                                                                 Other expenses                                              0.10%

                                                                 Total operating expenses                                    0.84%

                                                                 Fee waivers and payments(2)                                  none

                                                                 Net expenses                                                0.84%
----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of         1 year                                                        $86
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                                      $268
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                                      $466
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                                   $1,037
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the
Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

Delaware VIP REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP REIT SERIES
-----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS: A company, usually traded         We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

REAL ESTATE INDUSTRY OPERATING COMPANIES: We consider a REOC     We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross           criteria described to the left.
revenues or net profits from:

    o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

    o products or services related to the real estate industry, such as building supplies or mortgage servicing.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS (ADRS):      The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the        sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts (ADRs), through a U.S.      are actively traded in the United States.
bank. ADRs represent the bank's holdings of a stated number
of shares of a foreign corporation. An ADR entitles the          We may invest up to 10% of the Series' total assets in
holder to all dividends and capital gains earned by the          foreign securities (not including ADRs).
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP REIT SERIES
-----------------------------------------------------------------------------------------------------------------------------------

OPTIONS AND FUTURES: Options represent a right to buy or         If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon         protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or        We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.               any price declines, without selling the security. We might also use options or future to gain exposure to a particular
Writing a covered call option on a security obligates the        market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on      that segment.
an agreed upon date (usually no more than nine months in the
future.) The owner of the security receives a premium            We might use this approach if we had excess cash that we
payment from the purchaser of the call, but if the security      wanted to invest quickly. We might use covered call options
appreciates to a price greater than the agreed upon selling      if we believe that doing so would help the Series to meet
price, the Series would lose out on those gains.                 its investment objectives.

Futures contracts are agreements for the purchase or sale of     Use of these strategies can increase the operating costs of
securities at a specified price, on a specified date. Unlike     the Series and can lead to loss of principal.
an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are       temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                              not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                 comparable quality, based on our evaluation. The Series will only enter into repurchase agreements in which the
                                                                 collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose         We may invest in privately placed securities, including
resale is restricted under securities law.                       those that are eligible for resale only among certain
                                                                 institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                 are determined to be illiquid may not exceed the Series' 15%
                                                                 limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at           securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.         of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities and enhanced convertible securities, as well as rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objectives.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                HOW WE STRIVE TO MANAGE THEM
                           RISKS                                                  DELAWARE VIP REIT SERIES
-----------------------------------------------------------------------------------------------------------------------------------

MARKET RISK: The risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         securities we believe can appreciate over an extended time
market -- will decline in value because of factors such as       frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor             try to predict overall market movements and generally do not
confidence.                                                      trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of           In the Series we hold a number of different individual
securities in a particular industry or the value of an           securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing        concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the     the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                    factors affecting that industry, and may fluctuate more
                                                                 widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

INTEREST RATE RISK: The risk that securities will decrease       The Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value     invests in real estate investment trusts that hold fixed
when interest rates fall.                                        rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                 increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                 obligations. We strive to manage this risk by monitoring
                                                                 interest rates and evaluating their potential impact on
                                                                 securities already in the portfolio or those we are
                                                                 considering for purchase.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                HOW WE STRIVE TO MANAGE THEM
                           RISKS                                                  DELAWARE VIP REIT SERIES
-----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INDUSTRY RISKS include among others:

    o   possible declines in the value of real estate;           Since the Series invests principally in REITs, it is subject to the risks associated with the real estate industry. We
    o   risks related to economic conditions;                    will strive to manage these risks through careful selection of individual REIT securities; however, investors should
    o   possible shortage of mortgage funds;                     carefully consider these risks before investing in the
                                                                 Series.
    o   overbuilding and extended vacancies;

    o   increased competition;

    o changes in property taxes, operating expenses or zoning laws;

    o costs of environmental clean-up, or damages from natural disasters;

    o   limitations or fluctuations in rent payments;

    o   cash flow fluctuations; and

    o   defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

NON-DIVERSIFIED FUNDS RISK: The risk that investment             The Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of       risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer      variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining     of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more         analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of     reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest       portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                HOW WE STRIVE TO MANAGE THEM
                           RISKS                                                  DELAWARE VIP REIT SERIES
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN RISK: The risk that foreign securities may be            We may invest up to 10% of the Series' total assets in
adversely affected by political instability (including           foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes     portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or       expected to be a major risk to the Series.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

FUTURES AND OPTIONS RISK: The possibility that a series may      The Series may use futures contracts and options on futures
experience a loss if it employs an options or futures            contracts, as well as options on securities for hedging
strategy related to a security or a market index and that        purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what      be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that the series gains from using the
strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, Delaware Management Company was paid 0.74% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Delaware VIP REIT Series. Mr. Andres has been managing the Series' since 1998.

DAMON J. ANDRES, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                      STANDARD CLASS*
       --------------------------------------------------------------
       Commission (%)                                              --

       Fee to Dealer                                            0.25%

       *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP REIT Series
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001            2000
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                         $15.140      $11.730       $11.700       $11.020        $8.670

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)                                       0.504        0.586         0.534         0.571         0.532

Net realized and unrealized gain on investments                4.112        3.271         0.010         0.361         2.100
                                                            --------     --------      --------       -------       -------
Total from investment operations                               4.616        3.857         0.544         0.932         2.632
                                                            --------     --------      --------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.332)      (0.342)       (0.317)       (0.209)       (0.282)

Net realized gain on investments                              (0.344)      (0.105)       (0.197)       (0.043)           --
                                                            --------     --------      --------       -------       -------
Total dividends and distributions                             (0.676)      (0.447)       (0.514)       (0.252)       (0.282)
                                                            --------     --------      --------       -------       -------
Net asset value, end of period                               $19.080      $15.140       $11.730       $11.700       $11.020
                                                            ========     ========      ========       =======       =======
TOTAL RETURN(2)                                               31.38%       34.02%         4.52%         8.79%        31.33%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $624,223     $359,958      $225,826       $99,787       $57,664

Ratio of expenses to average net assets                        0.84%        0.86%         0.84%         0.85%         0.85%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      0.84%        0.86%         0.84%         0.89%         1.03%

Ratio of net investment income to average net assets           3.11%        4.51%         4.52%         5.16%         5.63%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     3.11%        4.51%         4.52%         5.12%         5.45%

Portfolio turnover                                               38%          37%           53%           56%           31%
----------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP REIT SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                  CUSIP

Delaware VIP REIT Series
(Standard Class)                    246493720



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                        DELAWARE VIP SELECT GROWTH SERIES

                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

.........................................................................................................................
OVERVIEW                                                                                                         page 2
Delaware VIP Select Growth Series                                                                                     2
.........................................................................................................................
HOW WE MANAGE THE SERIES                                                                                         page 4
Our investment strategies                                                                                             4
The securities we typically invest in                                                                                 5
The risks of investing in the Series                                                                                  7
Disclosure of portfolio holdings information                                                                          7
Investment manager                                                                                                    8
Portfolio managers                                                                                                    8
Who's who?                                                                                                            9
.........................................................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                                                          page 10
Share classes                                                                                                        10
Salesperson and life company compensation                                                                            10
Purchase and redemption of shares                                                                                    10
Valuation of shares                                                                                                  10
Fair valuation                                                                                                       11
Frequent trading of Series shares                                                                                    11
Dividends, distributions and taxes                                                                                   13

Certain management considerations                                                                                    13

.........................................................................................................................
FINANCIAL HIGHLIGHTS                                                                                            page 14



OVERVIEW: DELAWARE VIP SELECT GROWTH SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Select Growth Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors with long-term financial goals.

    o   Investors seeking an investment primarily in common stocks.

    o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO SHOULD NOT INVEST IN THE SERIES

    o   Investors with short-term financial goals.

    o   Investors whose primary goal is current income.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Select Growth Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Select Growth Series Service Class)


-23.90%       -32.61%           39.07%            8.12%
---------------------------------------------------------
 2001          2002             2003              2004


During the period illustrated in this bar chart, the Class' highest quarterly return was 22.76% for the quarter ended June 2003 and its lowest quarterly return was -27.02% for the quarter ended March 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                                      DELAWARE VIP            RUSSELL 3000
                                                  SELECT GROWTH SERIES           GROWTH
                                                      SERVICE CLASS               INDEX
 -------------------------------------------------------------------------------------------


  1 year                                                  8.12%                    6.93%

  Lifetime (Inception 5/1/00)                            -9.19%                   -8.91%*



The Series' returns are compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.



WHAT ARE THE SERIES' FEES AND EXPENSES?(1)

---------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from               Maximum sales charge (load) imposed on
your investments when you buy or sell                    purchases as a percentage of offering price                 none
shares of the Service Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none


---------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted           Management fees                                             0.75%
from the Series' assets.
                                                        Distribution and service (12b-1) fees(2)                    0.30%

                                                        Other expenses                                              0.08%

                                                        Total operating expenses                                    1.13%

                                                        Fee waivers and payments(2),(3)                            (0.05%)

                                                        Net expenses                                                1.08%
---------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the        1 year                                                       $110
cost of investing in the Series to the cost of
investing in other mutual funds with similar            3 years                                                      $354
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $617
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only, and    10 years                                                   $1,370
does not represent future expenses, which may be
greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.

(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

  o  a history of high growth in earnings-per-share;

  o  projections for high future growth or acceleration in earnings-per-share;

  o  a price-to-earnings ratio that is low relative to other stocks; and

  o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


-----------------------------------------------------------------------------------------------------------------------
                                                                                     HOW WE USE THEM
                  SECURITIES                                                 DELAWARE VIP SELECT GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                  We invest at least 65% of the Series' total assets
ownership in a corporation. Stockholders                            in equity securities (including common stocks and
participate in the corporation's profits and                        convertible securities). Generally, however, we
losses, proportionate to the number of shares they                  invest 90% to 100% of net assets in common stock.
own.                                                                We may invest in companies of any size greater
                                                                    than $300 million in market capitalization.


REPURCHASE AGREEMENTS: An agreement between a                       Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                          short-term investment for the Series' cash
securities in which the seller agrees to buy the                    position. In order to enter into these repurchase
securities back within a specified time at the                      agreements, the Series must have collateral of
same price the buyer paid for them, plus an amount                  102% of the repurchase price. The Series will only
equal to an agreed upon interest rate. Repurchase                   enter into repurchase agreements in which the
agreements are often viewed as equivalent to cash.                  collateral is U.S. government securities.


RESTRICTED SECURITIES: Privately placed securities                  We may invest in privately placed securities,
whose resale is restricted under securities law.                    including those that are eligible for resale only
                                                                    among certain institutional buyers without
                                                                    registration which are commonly known as Rule 144A
                                                                    Securities. Restricted securities that are
                                                                    determined to be illiquid may not exceed the
                                                                    Series' 15% limit on illiquid securities, which is
                                                                    described below.

ILLIQUID SECURITIES: Securities that do not have a                  We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold within                      securities, including repurchase agreements with
seven days at approximately the price that a                        maturities of over seven days.
series has valued them.
-----------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Delaware VIP Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------
                                                                                   HOW WE STRIVE TO MANAGE THEM
                        RISKS                                                   DELAWARE VIP SELECT GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of                     We maintain a long-term investment approach and
the securities in a certain market--like the stock                  focus on stocks we believe can appreciate over an
or bond market--will decline in value because of                    extended time frame regardless of interim market
factors such as economic conditions, future                         fluctuations. We do not try to predict overall
expectations or investor confidence.                                stock market movements and though we may hold
                                                                    securities for any amount of time, we typically do
                                                                    not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the                       We limit the amount of the Series' assets invested
value of securities in a particular industry or                     in any one industry and in any individual
the value of an individual stock or bond will                       security. We also follow a rigorous selection
decline because of changing expectations for the                    process before choosing securities and
performance of that industry or for the individual                  continuously monitor them while they remain in the
company issuing the stock.                                          portfolio.

COMPANY SIZE RISK: The risk that prices of small                    The Series seeks opportunities among companies of
and medium-size companies may be more volatile                      all sizes. Because its portfolio does not
than larger companies because of limited financial                  concentrate specifically on small or medium-size
resources or dependence on narrow product lines.                    companies, this risk may be balanced by our
                                                                    holdings of large companies.

INTEREST RATE RISK: The risk that securities will                   We analyze each company's financial situation and
decrease in value if interest rates rise. The risk                  its cash flow to determine the company's ability
is generally associated with bonds; however,                        to finance future expansion and operations. The
because small and medium-size companies often                       potential affect that rising interest rates might
borrow money to finance their operations, they may                  have on a stock is taken into consideration before
be adversely affected by rising interest rates.                     the stock is purchased.

LIQUIDITY RISK: The possibility that securities                     We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series values them.
-----------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS


Jeffrey S. Van Harte, Christopher J. Bonavico, Daniel J. Prislin and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Series. Mr. Van Harte serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager for the $9.2 billion Transamerica Large Growth strategy, a position he held for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

KENNETH F. BROAD, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University and is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.
                                                     Service Class*
         ----------------------------------------------------------
         Commission (%)                                           -

         12b-1 Fee to Dealer                                  0.30%



         * Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' ServicRe Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.





Delaware VIP Select Growth Series

---------------------------------------------------------------------------------------------------------------------------
                                                                                          Year ended 12/31        5/1/00(1)
SERVICE CLASS                                                 2004         2003          2002         2001      to 12/31/00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $7.760       $5.580        $8.280       $10.880       $13.160

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                      (0.030)      (0.030)       (0.034)       (0.032)       (0.043)

Net realized and unrealized gain (loss) on investments         0.660        2.210        (2.666)       (2.568)       (2.237)
                                                             -------      -------      --------       -------       -------
Total from investment operations                               0.630        2.180        (2.700)       (2.600)       (2.280)
                                                             -------      -------      --------       -------       -------

Net asset value, end of period                                $8.390       $7.760        $5.580        $8.280       $10.880
                                                             =======      =======      ========       =======       =======
TOTAL RETURN(3)                                                8.12%       39.07%       (32.61%)      (23.90%)      (17.33%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                       $5,148       $5,670        $7,018       $14,498       $16,916

Ratio of expenses to average net assets                        1.08%        1.05%         1.01%         1.00%         0.99%

Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                                  1.13%        1.08%         1.01%         1.03%         1.06%

Ratio of net investment loss to average net assets            (0.39%)      (0.46%)       (0.50%)       (0.37%)       (0.48%)

Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                                 (0.44%)      (0.49%)       (0.50%)       (0.40%)       (0.55%)

Portfolio turnover                                               86%          72%          106%          135%          158%
---------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SELECT GROWTH SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.







Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                CUSIP
                                      -----
Delaware VIP Select Growth Series
(Service Class)                  246493712




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        DELAWARE VIP SELECT GROWTH SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
................................................................................
OVERVIEW                                                                 page 2
Delaware VIP SelectGrowth Series                                              2
................................................................................
HOW WE MANAGE THE SERIES                                                 page 4
Our investment strategies                                                     4
The securities we typically invest in                                         5
The risks of investing in the Series                                          7
Disclosure of portfolio holdings information                                  7
Investment manager                                                            8
Portfolio managers                                                            8
Who's who?                                                                    9
................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                  page 10
Share classes                                                                10
Salesperson and life company compensation                                    10
Purchase and redemption of shares                                            10
Valuation of shares                                                          10
Fair valuation                                                               11
Frequent trading of Series shares                                            11
Dividends, distributions and taxes                                           13

Certain management considerations                                            13

................................................................................
FINANCIAL HIGHLIGHTS                                                    page 14

OVERVIEW: DELAWARE VIP SELECT GROWTH SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Select Growth Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors with long-term financial goals.

    o   Investors seeking an investment primarily in common stocks.

    o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO SHOULD NOT INVEST IN THE SERIES

    o   Investors with short-term financial goals.

    o   Investors whose primary goal is current income.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Select Growth Series Standard Class. We show the returns for the past five calendar years, as well as average annual returns for one year, five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Select Growth Series Standard Class)


                 -22.46%   -23.78%   -32.53%   39.46%    8.32%
                 ---------------------------------------------
                  2000      2001      2002      2003     2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.86% for the quarter ended June 2003 and its lowest quarterly return was -27.69% for the quarter ended December 2000.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                       DELAWARE VIP
                                                                   SELECT GROWTH SERIES                  RUSSELL 3000
                                                                      STANDARD CLASS                     GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------
  1 year                                                                   8.32%                              6.93%
  5 years                                                                 -9.64%                             -8.87%
  Lifetime (Inception 5/3/99)                                             -2.61%                             -3.65%*


The Series' returns are compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*   The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 1999 through December 31, 2004.


WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                purchases as a percentage of offering price                 none

                                                                 Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                        none

                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                        none

                                                                 Redemption fees                                              none

                                                                 Exchange fees                                                none


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted from the           Management fees                                             0.75%
Series' assets.
                                                                 Distribution and service (12b-1) fees                        none

                                                                 Other expenses                                              0.08%

                                                                 Total operating expenses                                    0.83%

                                                                 Fee waivers and payments(2)                                  none

                                                                 Net expenses                                                0.83%
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of         1 year                                                        $85
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                                      $265
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                                      $460
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                                   $1,025
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the
    Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.


HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

    o   a history of high growth in earnings-per-share;

    o projections for high future growth or acceleration in earnings-per-share;

    o   a price-to-earnings ratio that is low relative to other stocks; and

    o   discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                          HOW WE USE THEM
                        SECURITIES                                               DELAWARE VIP SELECT GROWTH SERIES
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

COMMON STOCKS: Securities that represent shares of ownership     We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                securities (including common stocks and convertible
corporation's profits and losses, proportionate to the           securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                       net assets in common stock. We may invest in companies of
                                                                 any size greater than $300 million in market capitalization.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are       only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose         We may invest in privately placed securities, including
resale is restricted under securities law.                       those that are eligible for resale only among certain
                                                                 institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                 are determined to be illiquid may not exceed the Series' 15%
                                                                 limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at           securities, including repurchase agreements with maturities
approximately the price that a series has valued them.           of over seven days.
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

The Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Delaware VIP Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                   HOW WE STRIVE TO MANAGE THEM
                             RISKS                                               DELAWARE VIP SELECT GROWTH SERIES
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

MARKET RISK: The risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and though we may
confidence.                                                      hold securities for any amount of time, we typically do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow
individual stock or bond will decline because of changing        a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the     continuously monitor them while they remain in the
individual company issuing the stock.                            portfolio.

COMPANY SIZE RISK: The risk that prices of small and             The Series seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger           Because its portfolio does not concentrate specifically on
companies because of limited financial resources or              small or medium-size companies, this risk may be balanced by
dependence on narrow product lines.                              our holdings of large companies.

INTEREST RATE RISK: The risk that securities will decrease       We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally           flow to determine the company's ability to finance future
associated with bonds; however, because small and                expansion and operations. The potential affect that rising
medium-size companies often borrow money to finance their        interest rates might have on a stock is taken into
operations, they may be adversely affected by rising             consideration before the stock is purchased.
interest rates.

LIQUIDITY RISK: The possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
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

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Jeffrey S. Van Harte, Christopher J. Bonavico and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Series. Mr. Van Harte serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager for the $9.2 billion Transamerica Large Growth strategy, a position he held for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

KENNETH F. BROAD, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University and is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                         STANDARD CLASS*
       -----------------------------------------------------------------
       Commission (%)                                                  -

       Fee to Dealer                                               0.25%

       * Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.




Delaware VIP Select Growth Series
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                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001          2000
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
Net asset value, beginning of period                          $7.810       $5.600        $8.300       $10.890       $14.300

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(1)                               (0.011)      (0.016)       (0.024)       (0.019)       (0.040)

Net realized and unrealized gain (loss) on investments         0.661        2.226        (2.676)       (2.571)       (3.078)
                                                             -------      -------       -------       -------       -------
Total from investment operations                               0.650        2.210        (2.700)       (2.590)       (3.118)
                                                             -------      -------       -------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              -            -             -             -        (0.007)

Net realized gain on investments                                   -            -             -             -        (0.285)
                                                             -------      -------       -------       -------       -------
Total dividends and distributions                                  -            -             -             -        (0.292)
                                                             -------      -------       -------       -------       -------
Net asset value, end of period                                $8.460       $7.810        $5.600      $  8.300       $10.890
                                                             =======      =======       =======       =======       =======
TOTAL RETURN(2)                                                8.32%       39.46%       (32.53%)      (23.78%)      (22.46%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $20,493      $23,089       $27,056       $55,104       $80,443

Ratio of expenses to average net assets                        0.83%        0.83%         0.86%         0.85%         0.82%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.83%        0.83%         0.86%         0.88%         0.89%

Ratio of net investment income (loss) to average net assets   (0.14%)      (0.24%)       (0.35%)       (0.22%)       (0.30%)

Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly    (0.14%)      (0.24%)       (0.35%)       (0.25%)       (0.37%)

Portfolio turnover                                               86%          72%          106%          135%          158%

------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SELECT GROWTH SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.















Investment Company Act File No. 811-5162





DELAWARE SERIES SYMBOL                  CUSIP
                                        -----
Delaware VIP Select Growth Series
(Standard Class)                      246493696


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                       DELAWARE VIP SMALL CAP VALUE SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Small Cap Value Series                                            2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Series                                           7
Disclosure of portfolio holdings information                                   8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 10
Share classes                                                                 10
Salesperson and life company compensation                                     10
Purchase and redemption of shares                                             10
Valuation of shares                                                           10
Fair valuation                                                                11
Frequent trading of Series shares                                             11
Dividends, distributions and taxes                                            13

Certain management considerations                                             13

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 14

OVERVIEW: DELAWARE VIP SMALL CAP VALUE SERIES

WHAT IS THE SERIES GOAL? Delaware VIP Small Cap Value Series seeks capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.


WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, at least 80% of the Series' net assets will be in investments of small-capitalization companies (the "80% policy"). For the purposes of this Series, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


HOW HAS THE SERIES PERFORMED?
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Small Cap Value Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Small Cap Value Series Service Class)


11.68%        -5.72%          41.66%           21.16%
-------------------------------------------------------
 2001          2002           2003             2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 19.69% for the quarter ended June 2003 and its lowest quarterly return was -16.45% for the quarter ended September 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                          DELAWARE VIP
                                     SMALL CAP VALUE SERIES    RUSSELL 2000
                                          SERVICE CLASS         VALUE INDEX
--------------------------------------------------------------------------------
1 year                                       21.16%                22.25%

Lifetime (Inception 5/1/00)                  17.77%                18.22%*


The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The Russell 2000 Value Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-----------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of              purchases as a percentage of offering price          none
the Service Class.
                                                       Maximum contingent deferred sales charge (load)
                                                        as a percentage of original purchase price or
                                                        redemption price, whichever is lower                 none

                                                       Maximum sales charge (load) imposed on
                                                        reinvested dividends                                 none

                                                       Redemption fees                                       none

                                                       Exchange fees                                         none


-----------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted          Management fees                                      0.74%
from the Series' assets.
                                                       Distribution and service (12b-1) fees                0.30%

                                                       Other expenses                                       0.09%

                                                       Total operating expenses                             1.13%

                                                       Fee waivers and payments(2,3)                       (0.05%)

                                                       Net expenses                                         1.08%

-----------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare           1 year                                                $110
the cost of investing in the Series to the
cost of investing in other mutual funds with           3 years                                               $354
similar investment objectives. We show the
cumulative amount of Series expenses on a              5 years                                               $617
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This          10 years                                            $1,370
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Small Cap Value Series strives to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.


Under normal circumstances, the Series will invest at least 80% of its net assets in investments of small-capitalization companies. For the purposes of this Series, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.


We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

Delaware VIP Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            HOW WE USE THEM
                      SECURITIES                                                 DELAWARE VIP SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership           Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                      stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

REAL ESTATE INVESTMENT TRUSTS: A company, usually traded               The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn              typically do so when this sector or companies within the
profits for shareholders.                                              sector appeared to offer opportunities for price
                                                                       appreciation.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are             only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                    collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose               We may invest in privately placed securities, including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                       are determined to be illiquid may not exceed the Series' 10%
                                                                       limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready               We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                 securities.
approximately the price that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical ratings organization (NRSRO) and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE STRIVE TO MANAGE THEM
                        RISKS                                                      DELAWARE VIP SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                    We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of                 We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                 one industry and in any individual security. We also follow
individual stock or bond will decline because of changing              a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the           continuously monitor them while they remain in the
individual company issuing the stock.                                  portfolio.

SMALL COMPANY RISK: The risk that prices of smaller                    The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because           stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow                 because we focus on stocks that are already selling at
product lines.                                                         relatively low prices, we believe we may experience less
                                                                       price volatility than small cap funds that do not use a
                                                                       value-oriented strategy.

INTEREST RATE RISK: The risk that securities will decrease             We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                 flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies              expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be            interest rates might have on a stock is taken into
adversely affected by rising interest rates.                           consideration before the stock is purchased.

LIQUIDITY RISK: The possibility that securities cannot be              We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

Christopher S. Beck has had primary responsibility for making day-to-day investment decisions for the Delaware VIP Small Cap Value Series since May 1997. When making investment decisions for the Series, Mr. Beck regularly consults with Michael E. Hughes and Kent P. Madden.

CHRISTOPHER S. BECK, Senior Vice President/Senior Portfolio Manager, earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. Mr. Beck joined Delaware Investments in 1997 and has been in the investment business for 22 years. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was Chief Investment Officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder. Mr. Beck is a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

MICHAEL E. HUGHES, Vice President/Senior Equity Analyst I, joined Delaware Investments in 2002. Mr. Hughes was a Vice President of Equity Research at Raymond James & Associates and a Limited Partner of Equity Research at J.C. Bradford & Company. He received a bachelor's degree in finance from Siena College and an MBA degree from Vanderbilt University. Mr. Hughes is a CFA charterholder and works on the Small-Cap Value Equity team.

KENT P. MADDEN, Equity Analyst, holds a Bachelor of Arts degree in economics from DePauw University, and an MBA from the University of Chicago Graduate School of Business. Prior to joining Delaware Investments in 2004, he was an Equity Analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Previously, he also worked as an Equity Analyst for Federated Investors, Inc. where he had experience covering small-capitalization consumer stocks, and Lehman Brothers Inc. as a Corporate Finance Analyst. Mr. Madden is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       12b-1 Fee to Dealer                                  0.30%


       *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Small Cap Value Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended 12/31     5/1/00(1)
SERVICE CLASS                                                   2004         2003          2002          2001   to 12/31/00
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $25.610      $18.130       $19.520       $17.650       $14.860

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                       0.056        0.020         0.072         0.135         0.124

Net realized and unrealized gain (loss) on investments         5.258        7.512        (1.147)        1.900         2.666
                                                             -------      -------       -------       -------       -------

Total from investment operations                               5.314        7.532        (1.075)        2.035         2.790
                                                             -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.005)      (0.052)       (0.077)       (0.165)           --

Net realized gain on investments                              (0.529)          --        (0.238)           --            --
                                                             -------      -------       -------       -------       -------

Total dividends and distributions                             (0.534)      (0.052)       (0.315)       (0.165)           --
                                                             -------      -------       -------       -------       -------

Net asset value, end of period                               $30.390      $25.610       $18.130       $19.520       $17.650
                                                             =======      =======       =======       =======       =======

TOTAL RETURN(3)                                               21.16%       41.66%        (5.72%)       11.68%        18.78%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $399,347     $248,930      $124,241       $46,049        $1,254

Ratio of expenses to average net assets                        1.08%        1.08%         1.00%         0.99%         1.00%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.13%        1.11%         1.00%         1.01%         1.06%

Ratio of net investment income to average net assets           0.21%        0.10%         0.37%         0.74%         1.02%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     0.16%        0.07%         0.37%         0.72%         0.96%

Portfolio turnover                                               37%          41%           43%           73%           84%
---------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SMALL CAP VALUE SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                     CUSIP
                                           -----
Delaware Small Cap Value Series
(Service Class)                          246493688




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                       DELAWARE VIP SMALL CAP VALUE SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Small Cap Value Series                                            2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Series                                           7
Disclosure of portfolio holdings information                                   7
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 10
Share classes                                                                 10
Salesperson and life company compensation                                     10
Purchase and redemption of shares                                             10
Valuation of shares                                                           10
Fair valuation                                                                11
Frequent trading of Series shares                                             11
Dividends, distributions and taxes                                            13

Certain management considerations                                             13

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 14

OVERVIEW: DELAWARE VIP SMALL CAP VALUE SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Small Cap Value Series seeks capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.


WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, at least 80% of the Series' net assets will be in investments of small-capitalization companies (the "80% policy"). For the purposes of this Series, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Small Cap Value Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Small Cap Value Series Standard Class)

23.85%      22.55%    32.91%    -4.79%    -4.86%    18.18%    11.84%    -5.60%    41.98%    21.48%
--------------------------------------------------------------------------------------------------
 1995        1996      1997      1998      1999      2000      2001      2002      2003      2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 19.76% for the quarter ended June 2003 and its lowest quarterly return was -16.36% for the quarter ended September 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                         DELAWARE VIP
                    SMALL CAP VALUE SERIES                 RUSSELL 2000
                        STANDARD CLASS                      VALUE INDEX
-----------------------------------------------------------------------
1 year                      21.48%                             22.25%

5 years                     16.57%                             17.23%

10 years                    14.67%                             15.17%


The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of                   purchases as a percentage of offering price            none
the Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower                   none

                                                            Maximum sales charge (load) imposed on
                                                             reinvested dividends                                   none

                                                            Redemption fees                                         none

                                                            Exchange fees                                           none


------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted               Management fees                                        0.74%
from the Series' assets.
                                                            Distribution and service (12b-1) fees                   none

                                                            Other expenses                                         0.09%

                                                            Total operating expenses                               0.83%

                                                            Fee waivers and payments(2)                             none

                                                            Net expenses                                           0.83%

------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                1 year                                                   $85
the cost of investing in the Series to the
cost of investing in other mutual funds with                3 years                                                 $265
similar investment objectives. We show the
cumulative amount of Series expenses on a                   5 years                                                 $460
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This               10 years                                              $1,025
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Small Cap Value Series strives to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.


Under normal circumstances, the Series will invest at least 80% of its net assets in investments of small-capitalization companies. For the purposes of this Series, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.


We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

Delaware VIP Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HOW WE USE THEM
                     SECURITIES                                                  DELAWARE VIP SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership            Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                       stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

REAL ESTATE INVESTMENT TRUSTS: A company, usually traded                The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn               typically do so when this sector or companies within the
profits for shareholders.                                               sector appeared to offer opportunities for price
                                                                        appreciation.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are              only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                     collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose                We may invest in privately placed securities, including
resale is restricted under securities law.                              those that are eligible for resale only among certain
                                                                        institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                        are determined to be illiquid may not exceed the Series' 10%
                                                                        limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready                We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                  securities.
approximately the price that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical ratings organization (NRSRO) and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                     DELAWARE VIP SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                     We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of                  We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                  one industry and in any individual security. We also follow
individual stock or bond will decline because of changing               a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the            continuously monitor them while they remain in the
individual company issuing the stock.                                   portfolio.

SMALL COMPANY RISK: The risk that prices of smaller                     The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because            stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow                  because we focus on stocks that are already selling at
product lines.                                                          relatively low prices, we believe we may experience less
                                                                        price volatility than small cap funds that do not use a
                                                                        value-oriented strategy.

INTEREST RATE RISK: The risk that securities will decrease              We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                  flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies               expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be             interest rates might have on a stock is taken into
adversely affected by rising interest rates.                            consideration before the stock is purchased.

LIQUIDITY RISK: The possibility that securities cannot be               We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Christopher S. Beck has had primary responsibility for making day-to-day investment decisions for the Delaware VIP Small Cap Value Series since May 1997. When making investment decisions for the Series, Mr. Beck regularly consults with Michael E. Hughes and Kent P. Madden.

CHRISTOPHER S. BECK, Senior Vice President/Senior Portfolio Manager, earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. Mr. Beck joined Delaware Investments in 1997 and has been in the investment business for 22 years. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was Chief Investment Officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder. Mr. Beck is a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

MICHAEL E. HUGHES, Vice President/Senior Equity Analyst I, joined Delaware Investments in 2002. Mr. Hughes was a Vice President of Equity Research at Raymond James & Associates and a Limited Partner of Equity Research at J.C. Bradford & Company. He received a bachelor's degree in finance from Siena College and an MBA degree from Vanderbilt University. Mr. Hughes is a CFA charterholder and works on the Small-Cap Value Equity team.

KENT P. MADDEN, Equity Analyst, holds a Bachelor of Arts degree in economics from DePauw University, and an MBA from the University of Chicago Graduate School of Business. Prior to joining Delaware Investments in 2004, he was an Equity Analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Previously, he also worked as an Equity Analyst for Federated Investors, Inc. where he had experience covering small-capitalization consumer stocks, and Lehman Brothers Inc. as a Corporate Finance Analyst. Mr. Madden is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                  STANDARD CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       Fee to Dealer                                        0.25%

       *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Small Cap Value Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $25.640      $18.140       $19.530       $17.650       $15.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                       0.122        0.068         0.101         0.162         0.182

Net realized and unrealized gain (loss) on investments         5.270        7.513        (1.149)        1.899         2.524
                                                             -------      -------       -------       -------       -------

Total from investment operations                               5.392        7.581        (1.048)        2.061         2.706
                                                             -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.053)      (0.081)       (0.104)       (0.181)       (0.185)

Net realized gain on investments                              (0.529)          --        (0.238)           --        (0.231)
                                                             -------      -------       -------       -------       -------

Total dividends and distributions                             (0.582)      (0.081)       (0.342)       (0.181)       (0.416)
                                                             -------      -------       -------       -------       -------

Net asset value, end of period                               $30.450      $25.640       $18.140       $19.530       $17.650
                                                             =======      =======       =======       =======       =======

TOTAL RETURN(2)                                               21.48%       41.98%        (5.60%)       11.84%        18.18%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $339,542     $265,739      $170,630      $152,827      $103,914

Ratio of expenses to average net assets                        0.83%        0.86%         0.85%         0.84%         0.85%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.83%        0.86%         0.85%         0.86%         0.89%

Ratio of net investment income to average net assets           0.46%        0.32%         0.52%         0.89%         1.18%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           0.46%        0.32%         0.52%         0.87%         1.14%

Portfolio turnover                                               37%          41%           43%           73%           84%
---------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SMALL CAP VALUE SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                         CUSIP
                                               -----
Delaware VIP Small Cap Value SeriesClass)    246493670



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                            DELAWARE VIP TREND SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP Trend Series                                                      2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Series                                           7
Disclosure of portfolio holdings information                                   8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 10
Share classes                                                                 10
Salesperson and life company compensation                                     10
Purchase and redemption of shares                                             10
Valuation of shares                                                           10
Fair valuation                                                                11
Frequent trading of Series shares                                             11
Dividends, distributions and taxes                                            13

Certain management considerations                                             13

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 14

OVERVIEW: DELAWARE VIP TREND SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Trend Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Delaware VIP Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Trend Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Trend Series Service Class)


-15.45%      -20.06%        34.79%           12.32%
---------------------------------------------------
 2001         2002           2003             2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 25.54% for the quarter ended December 2001 and its lowest quarterly return was -26.45% for the quarter ended September 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                       DELAWARE VIP
                                       TREND SERIES               RUSSELL 2000
                                       SERVICE CLASS              GROWTH INDEX
------------------------------------------------------------------------------
1 year                                    12.32%                      14.31%

Lifetime (Inception 5/1/00)               -3.09%                      -1.57%*


The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


*The Russell 2000 Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of                   purchases as a percentage of offering price             none
the Service Class.
                                                            Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower                    none


                                                            Maximum sales charge (load) imposed on
                                                             reinvested dividends                                    none

                                                            Redemption fees                                          none

                                                            Exchange fees                                            none


-------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted               Management fees                                         0.74%
from the Series' assets.
                                                            Distribution and service (12b-1) fees                   0.30%

                                                            Other expenses                                          0.10%

                                                            Total operating expenses                                1.14%

                                                            Fee waivers and payments(2,3)                          (0.05%)

                                                            Net expenses                                            1.09%

-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                1 year                                                   $111
the cost of investing in the Series to the
cost of investing in other mutual funds with                3 years                                                  $357
similar investment objectives. We show the
cumulative amount of Series expenses on a                   5 years                                                  $623
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This               10 years                                               $1,382
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Trend Series strives to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware VIP Trend Series studies:

  o the operational history of the company;

  o the strategic focus of the company; and

  o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE USE THEM
                     SECURITIES                                                      DELAWARE VIP TREND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are issued by a            We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated              appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be readily sold within seven days at              securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options. Delaware VIP Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               HOW WE STRIVE TO MANAGE THEM
                     RISKS                                                       DELAWARE VIP TREND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor confidence.     predict overall stock market movements and though we may
                                                                     hold securities for any amount of time, we typically do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

SMALL COMPANY RISK: The risk that prices of smaller                  The Series seeks a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

INTEREST RATE RISK: The risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies            expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be          interest rates might have on a stock is taken into
adversely affected by rising interest rates.                         consideration before the stock is purchased.

FOREIGN RISK: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or           directly in foreign securities. When we do purchase ADRs,
lax regulatory and accounting standards. Foreign markets may         they are generally denominated in U.S. dollars and traded on
also be less efficient, less liquid, have greater price              a U.S. exchange.
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               HOW WE STRIVE TO MANAGE THEM
                     RISKS                                                       DELAWARE VIP TREND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS


Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Delaware VIP Trend Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been managing the equity portion of the Series since November 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.


LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   SERVICE CLASS*
       ----------------------------------------------------------
       Commission (%)                                           -

       12b-1 Fee to Dealer                                  0.30%


       *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares."). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Trend Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended 12/31              5/1/00(1)
SERVICE CLASS                                                   2004         2003          2002          2001   to 12/31/00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $27.120      $20.120       $25.170       $29.770       $35.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                        (0.178)      (0.135)       (0.117)       (0.122)       (0.074)

Net realized and unrealized gain (loss) on investments         3.518        7.135        (4.933)       (4.478)       (5.416)
                                                             -------      -------       -------       -------       -------

Total from investment operations                               3.340        7.000        (5.050)       (4.600)       (5.490)
                                                             -------      -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                               $30.460      $27.120       $20.120       $25.170       $29.770
                                                             =======      =======       =======       =======       =======

TOTAL RETURN(3)                                               12.32%       34.79%       (20.06%)      (15.45%)      (15.57%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $109,832      $55,662       $22,136       $13,950        $8,363

Ratio of expenses to average net assets                        1.09%        1.06%         0.99%         1.00%         1.00%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      1.14%        1.09%         0.99%         1.05%         1.01%

Ratio of net investment loss to average net assets            (0.63%)      (0.58%)       (0.53%)       (0.50%)       (0.31%)

Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly          (0.68%)      (0.61%)       (0.53%)       (0.55%)       (0.32%)

Portfolio turnover                                               48%          50%           43%           51%           61%
---------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP TREND SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
Investment Company Act File No. 811-5162







DELAWARE SERIES SYMBOL                         CUSIP
                                               -----
Delaware VIP Trend Series
(Service Class)                              246493621




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                            DELAWARE VIP TREND SERIES

                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

............................................................................................................................
OVERVIEW                                                                                                         page 2
Delaware VIP Trend Series                                                                                             2
............................................................................................................................
HOW WE MANAGE THE SERIES                                                                                         page 4
Our investment strategies                                                                                             4
The securities we typically invest in                                                                                 5
The risks of investing in the Series                                                                                  7
Disclosure of portfolio holdings information                                                                          7
Investment manager                                                                                                    8
Portfolio managers                                                                                                    8
Who's who?                                                                                                            9
............................................................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                                                          page 10
Share classes                                                                                                        10
Salesperson and life company compensation                                                                            10
Purchase and redemption of shares                                                                                    10
Valuation of shares                                                                                                  10
Fair valuation                                                                                                       10
Frequent trading of Series shares                                                                                    10
Dividends, distributions and taxes                                                                                   11

Certain management considerations                                                                                    13

............................................................................................................................
FINANCIAL HIGHLIGHTS                                                                                            page 12


OVERVIEW: DELAWARE VIP TREND SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP Trend Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Delaware VIP Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

    o   Investors with long-term financial goals.

    o   Investors seeking an investment primarily in common stocks.

    o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

WHO SHOULD NOT INVEST IN THE SERIES

    o   Investors with short-term financial goals.

    o   Investors whose primary goal is current income.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Trend Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one year, five years and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps in effect during the periods. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.






YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Trend Series Standard Class)



39.21% 11.00%   21.37%  16.04%  70.45%  -6.88%  -15.34%  -19.94%  35.10%  12.60%
--------------------------------------------------------------------------------
1995    1996     1997    1998     1999    2000     2001    2002    2003    2004


During the periods illustrated in this bar chart, the Class' highest quarterly return was 34.16% for the quarter ended December 1999 and its lowest quarterly return was -26.44% for the quarter ended September 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                   DELAWARE VIP
                                   TREND SERIES                RUSSELL 2000
                                  STANDARD CLASS               GROWTH INDEX
-------------------------------------------------------------------------------
  1 year                              12.60%                       14.31%

  5 years                             -0.81%                       -3.57%

  10 years                            13.54%                        7.12%


The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



WHAT ARE THE SERIES' FEES AND EXPENSES?(1)

---------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly                   Maximum sales charge (load) imposed on
from your investments when you buy or sell               purchases as a percentage of offering price                 none
shares of the Standard Class.
                                                        Maximum contingent deferred sales charge (load)
                                                         as a percentage of original purchase price or
                                                         redemption price, whichever is lower                        none

                                                        Maximum sales charge (load) imposed on
                                                         reinvested dividends                                        none

                                                        Redemption fees                                              none

                                                        Exchange fees                                                none
--------------------------------------------------------------------------------------------------------------------------


ANNUAL SERIES OPERATING EXPENSES are                    Management fees                                             0.74%
deducted from the Series' assets.
                                                        Distribution and service (12b-1) fees                        none

                                                        Other expenses                                              0.10%

                                                        Total operating expenses                                    0.84%

                                                        Fee waivers and payments(2)                                  none

                                                        Net expenses                                                0.84%
--------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the        1 year                                                        $86
cost of investing in the Series to the cost of
investing in other mutual funds with similar            3 years                                                      $268
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical             5 years                                                      $466
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only, and    10 years                                                   $1,037
does not represent future expenses, which may be
greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manger has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Trend Series strives to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware VIP Trend Series studies:

o   the operational history of the company;

o the strategic focus of the company; and o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------
                                                                                    HOW WE USE THEM
                        SECURITIES                                            DELAWARE VIP TREND SERIES
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                  Generally, we invest 85% to 100% of net assets in
ownership in a corporation. Stockholders                            common stock with at least 65% in small, growth-
participate in the corporation's profits and                        oriented companies.
losses, proportionate to the number of shares they
own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are                       We may hold ADRs when we believe they offer
issued by a U.S. bank and represent the bank's                      greater appreciation potential than U.S.
holdings of a stated number of shares of a foreign                  securities.
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a                       Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                          short-term investment for the Series' cash
securities in which the seller agrees to buy the                    position. In order to enter into these repurchase
securities back within a specified time at the                      agreements, the Series must have collateral of
same price the buyer paid for them, plus an amount                  102% of the repurchase price. The Series will only
equal to an agreed upon interest rate. Repurchase                   enter into repurchase agreements in which the
agreements are often viewed as equivalent to cash.                  collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities                  We may invest in privately placed securities,
whose resale is restricted under securities law.                    including those that are eligible for resale only
                                                                    among certain institutional buyers without
                                                                    registration which are commonly known as Rule 144A
                                                                    Securities. Restricted securities that are
                                                                    determined to be illiquid may not exceed the
                                                                    Series' 10% limit on illiquid securities, which is
                                                                    described below.

ILLIQUID SECURITIES: Securities that do not have a                  We may invest up to 10% of net assets in illiquid
ready market, and cannot be readily sold within                     securities, including repurchase agreements with
seven days at approximately the price that a                        maturities of over seven days.
series has valued them.
---------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options, and may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
                                                                               HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                     DELAWARE VIP TREND SERIES
---------------------------------------------------------------------------------------------------------------------------

MARKET RISK: The risk that all or a majority of                     We maintain a long-term investment approach and
the securities in a certain market--like the stock                  focus on stocks we believe can appreciate over an
or bond market--will decline in value because of                    extended time frame regardless of interim market
factors such as economic conditions, future                         fluctuations. We do not try to predict overall
expectations or investor confidence.                                stock market movements and though we may hold
                                                                    securities for any amount of time, we typically do
                                                                    not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the                       We limit the amount of the Series' assets invested
value of securities in a particular industry or                     in any one industry and in any individual
the value of an individual stock or bond will                       security. We also follow a rigorous selection
decline because of changing expectations for the                    process before choosing securities and
performance of that industry or for the individual                  continuously monitor them while they remain in the
company issuing the stock.                                          portfolio.

SMALL COMPANY RISK: The risk that prices of                         The Series seeks a well-diversified portfolio,
smaller companies may be more volatile than larger                  selects stocks carefully and monitors them
companies because of limited financial resources                    continuously.
or dependence on narrow product lines.

INTEREST RATE RISK: The risk that securities will                   We analyze each company's financial situation and
decrease in value if interest rates rise. The risk                  its cash flow to determine the company's ability
is generally associated with bonds; however,                        to finance future expansion and operations. The
because smaller companies often borrow money to                     potential effect that rising interest rates might
finance their operations, they may be adversely                     have on a stock is taken into consideration before
affected by rising interest rates.                                  the stock is purchased.

FOREIGN RISK: The risk that foreign securities may                  We typically invest only a small portion of the
be adversely affected by political instability                      Series' portfolio in foreign corporations through
(including governmental seizures or                                 American Depositary Receipts. We do not presently
nationalization of assets), changes in currency                     intend to invest directly in foreign securities.
exchange rates, foreign economic conditions or lax                  When we do purchase ADRs, they are generally
regulatory and accounting standards. Foreign                        denominated in U.S. dollars and traded on a U.S.
markets may also be less efficient, less liquid,                    exchange.
have greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Several European countries began participating in
the European Economic and Monetary Union, which
has established a common currency for
participating countries. This currency is commonly
known as the "euro." The long-term consequences of
the euro conversion for foreign exchange rates,
interest rates and the value of European
securities in which the Series may invest are
unclear. The consequences may adversely affect the
value and/or increase the volatility of securities
held by the Series.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                               HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                     DELAWARE VIP TREND SERIES
---------------------------------------------------------------------------------------------------------------------------

LIQUIDITY RISK: The possibility that securities                     We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series has valued
them.
---------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS


Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Delaware VIP Trend Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.


STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.


The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                     Standard Class*
           ---------------------------------------------------------
           Commission (%)                                          -

           Fee to Dealer                                       0.25%

           * Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.






Delaware VIP Trend Series

                                                                                                       YEAR ENDED 12/31
STANDARD CLASS                                                 2004         2003          2002         2001          2000
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $27.290      $20.200       $25.230       $29.800       $33.660

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                        (0.108)      (0.082)       (0.085)       (0.086)       (0.051)

Net realized and unrealized gain (loss) on investments         3.548        7.172        (4.945)       (4.484)       (1.676)
                                                            --------      -------       -------       -------       -------
Total from investment operations                               3.440        7.090        (5.030)       (4.570)       (1.727)
                                                            --------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                   -            -             -             -        (2.133)
                                                            --------      -------       -------       -------       -------

Total dividends and distributions                                  -            -             -             -        (2.133)
                                                            --------      -------       -------       -------       -------

Net asset value, end of period                               $30.730      $27.290       $20.200       $25.230       $29.800
                                                            ========      =======       =======       =======       =======

TOTAL RETURN(2)                                               12.60%       35.10%       (19.94%)      (15.34%)       (6.88%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                     $521,392     $515,829      $415,098      $590,742      $760,320

Ratio of expenses to average net assets                        0.84%        0.84%         0.84%         0.85%         0.83%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              0.84%        0.84%         0.84%         0.90%         0.84%

Ratio of net investment loss to average net assets            (0.38%)      (0.36%)       (0.38%)       (0.35%)       (0.14%)

Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly     (0.38%)      (0.36%)       (0.38%)       (0.40%)       (0.15%)

Portfolio turnover                                               48%          50%           43%           51%           61%
----------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP TREND SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.







Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                  CUSIP
                                        -----
Delaware VIP Trend Series
(Standard Class)                    246493613




 Delaware
 Investments(SM)
 --------------------------------------
 A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                         DELAWARE VIP U.S. GROWTH SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS
...............................................................................
OVERVIEW                                                               page 2
Delaware VIP U.S. Growth Series                                             2
...............................................................................
HOW WE MANAGE THE SERIES                                               page 5
Our investment strategies                                                   5
The securities we typically invest in                                       6
The risks of investing in the Series                                        8
Disclosure of portfolio holdings information                               10
Investment manager                                                         10
Portfolio managers                                                         10
Who's who?                                                                 11
...............................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                page 12
Share classes                                                              12
Salesperson and life company compensation                                  12
Purchase and redemption of shares                                          12
Valuation of shares                                                        12
Fair valuation                                                             13
Frequent trading of Series shares                                          13
Dividends, distributions and taxes                                         15
Certain management consideeration                                          15
...............................................................................
FINANCIAL HIGHLIGHTS                                                  page 16

OVERVIEW: DELAWARE VIP U.S. GROWTH SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.


WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in common stocks. The Series invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, the Series seeks to select securities it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The Series also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Series' selection decisions. The Series may sell a security if it no longer believes that security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.


Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Series may also invest up to 20% of the Series' assets in debt securities and bonds. In addition, the Series may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Series' debt securities and bonds, do not exceed 35% of the Fund's assets.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.


The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.
  o Investors looking for capital growth potential.
  o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.
  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
  o Investors whose primary goal is to receive current income.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP U.S. Growth Series Service Class. We show the return for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



YEAR-BY-YEAR TOTAL RETURN (Delaware VIP U.S. Growth Series Service Class)



           -24.61%      -29.26%        23.37%         3.03%
           ------------------------------------------------
            2001          2002          2003          2004


During the period illustrated in this bar chart, the Class' highest quarterly return was 12.95% for the quarter ended December 2001 and its lowest quarterly return was -21.63% for the quarter ended March 2001.



AVERAGE ANNUAL RETURNS for periods ending 12/31/04




                                             DELAWARE VIP
                                           U.S. GROWTH SERIES    RUSSELL 1000
                                             SERVICE CLASS       GROWTH INDEX
--------------------------------------------------------------------------------
  1 year                                        3.03%                6.30%

  Lifetime (Inception 5/1/00)                  -9.44%               -9.47%*



  The Series' returns are compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index which measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, each index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The Russell 1000 Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 21, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the              purchases as a percentage of offering price                 none
Service Class.
                                                           Maximum contingent deferred sales charge (load)
                                                            as a percentage of original purchase price or
                                                            redemption price, whichever is lower                        none

                                                           Maximum sales charge (load) imposed on
                                                            reinvested dividends                                        none

                                                           Redemption fees                                              none

                                                           Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------------


ANNUAL SERIES OPERATING EXPENSES are deducted from         Management fees                                             0.65%
the Series' assets.
                                                           Distribution and service (12b-1) fees(2)                    0.30%

                                                           Other expenses                                              0.11%

                                                           Total operating expenses                                    1.06%

                                                           Fee waivers and payments(2,3)                              (0.05%)

                                                           Net expenses                                                1.01%
-----------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the           1 year                                                       $103
cost of investing in the Series to the cost of
investing in other mutual funds with similar               3 years                                                      $332
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                5 years                                                      $580
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only,           10 years                                                   $1,290
and does not represent future expenses, which may
be greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES


The Series researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that are believed to be the best investments for the Series. Following are descriptions of how the portfolio management team pursues the Series' investment goals.

The Series' disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series invests primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, the Series generally focuses on medium and large-size companies. The Series' goal is to own companies that are expected to grow faster than the U.S. economy. Using a bottom up approach, the Series looks for companies that:

  o have large end market potential, dominant business models and strong free cash flow generation;

  o demonstrate operational efficiencies;

  o have planned well for capital allocation; and

  o have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. The Series' disciplined, research-intensive selection process is designed to identify earnings catalysts such as:


  o  management changes;

  o  new products;

  o  structural changes in the economy; or

  o  corporate restructurings and turnaround situations.


The Series maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.


Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.


Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       HOW WE USE THEM
                         SECURITIES                                            DELAWARE VIP U.S. GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the               potential. We may invest in companies of all sizes, but
number of shares they own.                                           typically focus on medium- and large-sized companies.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:                 The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the            of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.          a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of          Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder          a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying          when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as          domestic stocks.
U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series would
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.

FIXED-INCOME SECURITIES: Securities that may include debt            We may invest up to 20% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                    securities and bonds. The Series may invest without limit in
non-investment grade fixed-income securities.                        convertible bonds, preferred stocks and convertible
                                                                     preferred stock which we consider equity securities. We may also invest up to 10% of this portion in non-investment
                                                                     grade bonds if we believe that doing so would help us to
                                                                     meet the Series' objective.

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

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                                                                                       HOW WE USE THEM
                         SECURITIES                                            DELAWARE VIP U.S. GROWTH SERIES
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
OPTIONS AND FUTURES: Options represent a right to buy or             We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon             any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or            security. We might also use options or futures to gain
may not choose to go through with the transaction.                   exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the            excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the         When writing call options we will only write covered call
future.) The owner of the security receives a premium                options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling          Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                       the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.
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

The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY AND FIRM COMMITMENT AGREEMENTS The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


PORTFOLIO TURNOVER It is possible that the Series' portfolio turnover rate will exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of shares.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                 HOW WE STRIVE TO MANAGE THEM
                            RISKS                                               DELAWARE VIP U.S. GROWTH SERIES
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
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

FOREIGN RISK: The risk that foreign securities may be                We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or           U.S. dollars and traded on U.S. stock exchanges.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price            assets.
that the Series values them.

CREDIT RISK: The possibility that a bond's issuer (or an             Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely          component of our strategy. However, when we do invest in
payments of interest and principal.                                  fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

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

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                                                                                 HOW WE STRIVE TO MANAGE THEM
                            RISKS                                               DELAWARE VIP U.S. GROWTH SERIES
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
FUTURES AND OPTIONS RISK: The possibility that a series may          We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                We may use options and futures to protect gains in the
strategy related to a security or a market index and that            portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what          use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve            that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.


PORTFOLIO TURNOVER RATES reflect the amount of securities            It is possible that the Series' portfolio turnover rate will
that are replaced from the beginning of the year to the end          exceed 100%.
of the year by the Series. The higher the amount of
portfolio activity, the higher the brokerage costs and other transaction costs of the Series are likely to be. The amount of portfolio activity will also affect the amount of taxes
payable by the Series' shareholders that are subject to
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.
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

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS


Jeffrey S. Van Harte, Christopher J. Bonavico and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Van Harte regularly consults with Christopher J. Bonavico and Daniel J. Prislin.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Growth strategy, and has managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                    Service Class*
     -------------------------------------------------------------

     Commission (%)                                              -

     12b-1 Fee to Dealer                                     0.30%


     *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transaction in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP U.S. Growth Series

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                                                                                                   Year ended 12/31     5/1/00(1)
SERVICE CLASS                                                         2004         2003          2002          2001      12/31/00
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
Net asset value, beginning of period                                $6.610       $5.360        $7.590       $10.130       $10.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                                      0.033       (0.005)        0.001         0.011         0.004

Net realized and unrealized gain (loss) on investments               0.167        1.257        (2.218)       (2.503)       (0.784)
                                                                   -------      -------       -------       -------       -------
Total from investment operations                                     0.200        1.252        (2.217)       (2.492)       (0.780)
                                                                   -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                    -       (0.002)       (0.013)       (0.048)            -
                                                                   -------      -------       -------       -------       -------
Total dividends and distributions                                        -       (0.002)       (0.013)       (0.048)            -
                                                                   -------      -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                                     $ 6.810      $ 6.610       $ 5.360       $ 7.590       $10.130
                                                                   =======      =======       =======       =======       =======
TOTAL RETURN(3)                                                      3.03%       23.37%       (29.26%)      (24.61%)       (7.15%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                            $37,653       $9,718          $666           $40            $5

Ratio of expenses to average net assets                              1.01%        0.97%         0.90%         0.90%         0.89%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                            1.06%        1.00%         0.90%         1.01%         0.89%

Ratio of net investment income (loss) to average net assets          0.52%       (0.05%)           0%         0.12%         0.05%

Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly           0.47%       (0.08%)           0%         0.01%         0.05%

Portfolio turnover                                                    167%         102%          101%           78%           91%
---------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

          DELAWARE VIP U.S. GROWTH SERIES

          ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
          (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

          You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


          Investment Company Act File No. 811-5162

          DELAWARE SERIES SYMBOL                   CUSIP
                                                   -----
          Delaware VIP U.S. Growth Series
          (Service Class)                        246493597


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                         DELAWARE VIP U.S. GROWTH SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
.................................................................................
OVERVIEW                                                                  page 2
Delaware VIP U.S. Growth Series                                                2
.................................................................................
HOW WE MANAGE THE SERIES                                                  page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Series                                           8
Disclosure of portfolio holdings information                                   9
Investment manager                                                            10
Portfolio managers                                                            10
Who's who?                                                                    11
.................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                   page 12
Share classes                                                                 12
Salesperson and life company compensation                                     12
Purchase and redemption of shares                                             12
Valuation of shares                                                           12
Fair valuation                                                                13
Frequent trading of Series shares                                             13
Dividends, distributions and taxes                                            15

Certain management considerations                                             15

.................................................................................
FINANCIAL HIGHLIGHTS                                                     page 16

OVERVIEW: DELAWARE VIP U.S. GROWTH SERIES

WHAT IS THE SERIES' GOAL? Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.


WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in common stocks. The Series invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, the Series seeks to select securities it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The Series also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Series' selection decisions. The Series may sell a security if it no longer believes that security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Series may also invest up to 20% of the Series' assets in debt securities and bonds. In addition, the Series may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Series' debt securities and bonds, do not exceed 35% of the Fund's assets.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o Investors with long-term financial goals.

  o Investors looking for capital growth potential.

  o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE SERIES

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

  o Investors whose primary goal is to receive current income.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP U.S. Growth Series Standard Class. We show the return for the past five calendar years, as well as average annual returns for one year, five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP U.S. Growth Series Standard Class)


-4.16%    -24.47%   -29.24%    23.75%    3.30%
----------------------------------------------
 2000      2001      2002      2003      2004

During the periods illustrated in this bar chart, the Standard Class' highest quarterly return was 12.93% for the quarter ended December 2001 and its lowest quarterly return was -21.59% for the quarter ended March 2001.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                         DELAWARE VIP
                                      U.S. GROWTH SERIES           RUSSELL 1000
                                        STANDARD CLASS             GROWTH INDEX
--------------------------------------------------------------------------------
1 year                                       3.30%                      6.30%

5 years                                     -8.12%                     -9.29%

Lifetime (Inception 11/15/99)               -6.89%                     -7.36%*


The Series' returns are compared to the performance of the 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index which measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The performance of the index is calculated beginning the first month-end after the Series' inception if the Series' inception was not a month-end.


*The Russell 1000 Growth Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from November 30, 1999 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of                    purchases as a percentage of offering price                 none
the Standard Class.
                                                             Maximum contingent deferred sales charge (load)
                                                              as a percentage of original purchase price or
                                                              redemption price, whichever is lower                        none

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                                        none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none


------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees                        none

                                                             Other expenses                                              0.11%

                                                             Total operating expenses                                    0.76%

                                                             Fee waivers and payments(2)                                  none

                                                             Net expenses                                                0.76%

------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                 1 year                                                        $78
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $243
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                      $422
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This                10 years                                                     $942
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.


(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.


(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES


Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in U.S. investments. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

  o low dividend yields;

  o strong balance sheets; and

  o high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:


  o management changes;

  o new products;

  o structural changes in the economy; or

  o corporate restructurings and turnaround situations.


We seek a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.


Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.


Delaware VIP U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.


The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                    SECURITIES                                                  DELAWARE VIP U.S. GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership       Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                  in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the             potential. We may invest in companies of all sizes, but
number of shares they own.                                         typically focus on medium- and large-sized companies.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:               The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the          of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.        a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of        Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder        a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying        when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as        domestic stocks.
U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series would
to an agreed upon interest rate. Repurchase agreements are         only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities, including
resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                   institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                   are determined to be illiquid may not exceed the Series' 10%
                                                                   limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at             securities.
approximately the price that a series has valued them.

FIXED-INCOME SECURITIES: Securities that may include debt          We may invest up to 20% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                  securities and bonds. The Series may invest without limit in
non-investment grade fixed-income securities.                      convertible bonds, preferred stocks and convertible
                                                                   preferred stock which we consider equity securities. We may also invest up to 10% of this portion in non-investment
                                                                   grade bonds if we believe that doing so would help us to
                                                                   meet the Series' objective.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        HOW WE USE THEM
                    SECURITIES                                                  DELAWARE VIP U.S. GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or           We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon           any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or          security. We might also use options or futures to gain
may not choose to go through with the transaction.                 exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the          excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the       When writing call options, we will only write covered call
future.) The owner of the security receives a premium              options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling        Use of these strategies can increase the operating costs
price, a series would lose out on those gains.                     of the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY AND FIRM COMMITMENT AGREEMENTS The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, Delaware VIP U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


PORTFOLIO TURNOVER It is possible that the Series' portfolio turnover rate will exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of shares.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP U.S. GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall stock market movements and generally do not
confidence.                                                        trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an             one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

FOREIGN RISK: The risk that foreign securities may be              We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including             portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes       securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or         U.S. dollars and traded on U.S. stock exchanges.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 HOW WE STRIVE TO MANAGE THEM
                       RISKS                                                    DELAWARE VIP U.S. GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be          We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price          assets.
that the Series values them.

CREDIT RISK: The possibility that a bond's issuer (or an           Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely        component of our strategy. However, when we do invest in
payments of interest and principal.                                fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

FUTURES AND OPTIONS RISK: The possibility that a series may        We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures              We may use options and futures to protect gains in the
strategy related to a security or a market index and that          portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what        use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve          that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.


PORTFOLIO TURNOVER RATES reflect the amount of securities          It is possible that the Series' portfolio turnover rate will
that are replaced from the beginning of the year to the end        exceed 100%.
of the year by the Series. The higher the amount of
portfolio activity, the higher the brokerage costs and other transaction costs of the Series are likely to be. The amount of portfolio activity will also affect the amount of taxes
payable by the Series' shareholders that are subject to
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.
-----------------------------------------------------------------------------------------------------------------------------------



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS


Jeffrey S. Van Harte, Christopher J. Bonavico and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Van Harte regularly consults with Christopher J. Bonavico and Daniel J. Prislin.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Growth strategy, and has managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                 STANDARD CLASS*
       ---------------------------------------------------------
       Commission (%)                                          -

       Fee to Dealer                                        0.25%

       *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Crlass (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP U.S. Growth Series
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended 12/31
STANDARD CLASS                                                  2004         2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $6.620       $5.370        $7.600       $10.140       $10.590

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                       0.049        0.010         0.010         0.022         0.076

Net realized and unrealized gain (loss) on investments         0.169        1.251        (2.215)       (2.503)       (0.515)
                                                              ------       ------        ------       -------       -------

Total from investment operations                               0.218        1.261        (2.205)       (2.481)       (0.439)
                                                              ------       ------        ------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                         (0.008)      (0.011)       (0.025)       (0.059)       (0.011)
                                                              ------       ------        ------       -------       -------

Total dividends and distributions                             (0.008)      (0.011)       (0.025)       (0.059)       (0.011)
                                                              ------       ------        ------       -------       -------

Net asset value, end of period                                $6.830       $6.620        $5.370       $ 7.600       $10.140
                                                              ======       ======        ======       =======       =======

TOTAL RETURN(2)                                                3.30%       23.75%       (29.24%)      (24.47%)       (4.16%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $10,438      $11,862        $9,595       $16,856       $27,231

Ratio of expenses to average net assets                        0.76%        0.75%         0.75%         0.75%         0.74%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      0.76%        0.75%         0.75%         0.86%         0.74%

Ratio of net investment income to average net assets           0.77%        0.17%         0.15%         0.27%         0.57%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           0.77%        0.17%         0.15%         0.16%         0.57%

Portfolio turnover                                              167%         102%          101%           78%           91%
---------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP U.S. GROWTH SERIES

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.






Investment Company Act File No. 811-5162

DELAWARE SERIES SYMBOL                     CUSIP
                                           -----
Delaware VIP U.S. Growth Series
(Standard Class)                         246493589




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)






                               DELAWARE VIP TRUST

                            DELAWARE VIP VALUE SERIES
                                  SERVICE CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Value Series (formerly Delaware VIP Large Cap Value Series). The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS
................................................................................
OVERVIEW                                                                page 2
Delaware VIP Value Series                                                    2
................................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                 8
Investment manager                                                           9
Portfolio manager                                                            9
Who's who?                                                                  10
................................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 11
Share classes                                                               11
Salesperson and life company compensation                                   11
Purchase and redemption of shares                                           11
Valuation of shares                                                         11
Fair valuation                                                              12
Frequent trading of Series shares                                           12
Dividends, distributions and taxes                                          14

Certain management considerations                                           14

................................................................................
FINANCIAL HIGHLIGHTS                                                   page 15

OVERVIEW: DELAWARE VIP VALUE SERIES

WHAT ARE THE SERIES' GOALS? Delaware VIP Value Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, at least 80% of the Series' net assets will be in investments of large-capitalization companies (the "80% policy"). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Series.

The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  o Security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

  o  Favorable earnings growth prospects;

  o  Expected above-average return on equity and dividend yield;

  o  The financial condition of the issuer; and

  o  Various qualitative factors

We may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o  Investors with long-term financial goals.

  o  Investors seeking long-term capital appreciation.

  o  Investors seeking an investment primarily in common stocks.

  o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

WHO SHOULD NOT INVEST IN THE SERIES

  o  Investors with short-term financial goals.

  o  Investors seeking an investment primarily in fixed-income securities.

  o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Value Series Service Class. We show returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Large Cap Value Series Service Class)


         -4.03%          -18.81%         28.10%          14.59%
-------------------------------------------------------------------------------
          2001            2002            2003            2004

During the period illustrated in this bar chart, the Class' highest quarterly return was 17.64% for the quarter ended June 2003 and its lowest quarterly return was -18.89% for the quarter ended September 2002.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                          DELAWARE VIP
                                          VALUE SERIES             S&P 500
                                          SERVICE CLASS             INDEX
-------------------------------------------------------------------------------
1 year                                       14.59%                 10.87%

Lifetime (Inception 5/1/00)                   6.50%                 -1.89%


The Series' returns are compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


* The S&P 500 Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 2000 through December 31, 2004.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
-------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                purchases as a percentage of offering price                 none
Service Class.
                                                             Maximum contingent deferred sales charge (load)
                                                              as a percentage of original purchase price or
                                                              redemption price, whichever is lower                        none

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                                        none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none


-------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees                       0.30%

                                                             Other expenses                                              0.10%

                                                             Total operating expenses                                    1.05%

                                                             Fee waivers and payments(2,3)                              (0.10%)

                                                             Net expenses                                                0.95%
-------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                 1 year                                                        $97
the cost of investing in the Series to the cost
of investing in other mutual funds with similar              3 years                                                      $324
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                  5 years                                                      $570
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only,             10 years                                                   $1,274
and does not represent future expenses, which
may be greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
(2) Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2006 to no more than 0.25% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Value Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company, favorable earnings growth prospects, expected above-average return on equity and dividend yield, the financial condition of the issuer and various qualitative factors in seeking stocks we believe are undervalued.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

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                                                                                            HOW WE USE THEM
                       SECURITIES                                                      DELAWARE VIP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by          We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated          we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles           U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                    HOW WE STRIVE TO MANAGE THEM
                      RISKS                                                           DELAWARE VIP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process designed to identify
expectations for the performance of that industry or for the         undervalued securities before choosing securities for the
individual company issuing the stock or bond.                        portfolio.


FOREIGN RISK: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or           directly in foreign securities. When we do purchase ADRs,
lax regulatory and accounting standards. Foreign markets may         they are generally denominated in U.S. dollars and traded on
also be less efficient, less liquid, have greater price              a U.S. exchange.
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Delaware VIP Value Series. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Series' investment management team since 2004.


D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President/Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGER Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

          Commission (%)                                SERVICE CLASS*
          -----------------------------------------------------------

                                                                  -

          12b-1 Fee to Dealer                                 0.30%


         *Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2006.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or to change your investment options order for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains (unless you tell us otherwise).

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Value Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended 12/31        5/1/00(1)
SERVICE CLASS                                                      2004         2003          2002          2001      to 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.320      $12.990       $16.200       $16.910          $14.640

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                          0.271        0.233         0.214         0.193            0.167

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                          2.072        3.348        (3.218)       (0.886)           2.353
                                                                -------      -------       -------       -------          -------

Total from investment operations                                  2.343        3.581        (3.004)       (0.693)           2.520
                                                                -------      -------       -------       -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                            (0.233)      (0.251)       (0.206)       (0.017)          (0.250)
                                                                -------      -------       -------       -------          -------

Total dividends and distributions                                (0.233)      (0.251)       (0.206)       (0.017)          (0.250)
                                                                -------      -------       -------       -------          -------

NET ASSET VALUE, END OF PERIOD                                  $18.430      $16.320       $12.990       $16.200          $16.910
                                                                =======      =======       =======       =======          =======

TOTAL RETURN(3)                                                  14.59%       28.10%       (18.81%)       (4.03%)          17.34%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                         $33,642      $14,737        $5,463        $2,902             $421

Ratio of expenses to average net assets                           0.95%        0.92%         0.85%         0.83%            0.79%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                         1.05%        1.00%         0.90%         0.88%            0.79%

Ratio of net investment income to average net assets              1.62%        1.66%         1.46%         1.19%            1.63%

Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                 1.52%        1.58%         1.41%         1.14%            1.63%

Portfolio turnover                                                 124%          79%          100%          102%              80%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

          DELAWARE VIP VALUE SERIES

          ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

          You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














          Investment Company Act File No. 811-5162

          DELAWARE SERIES SYMBOL            CUSIP
                                            -----
          Delaware VIP Value Series
          (Service Class)                  246493753




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)






                               DELAWARE VIP TRUST

                            DELAWARE VIP VALUE SERIES
                                 STANDARD CLASS

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   PROSPECTUS


                                 April 29, 2005


This Prospectus offers the Delaware VIP Value Series (formerly Delaware VIP Large Cap Value Series). The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
...............................................................................
OVERVIEW                                                                page 2
Delaware VIP Value Series                                                    2
...............................................................................
HOW WE MANAGE THE SERIES                                                page 5
Our investment strategies                                                    5
The securities we typically invest in                                        5
The risks of investing in the Series                                         8
Disclosure of portfolio holdings information                                 8
Investment manager                                                           9
Portfolio managers                                                           9
Who's who?                                                                  10
...............................................................................
IMPORTANT INFORMATION ABOUT THE SERIES                                 page 11
Share classes                                                               11
Salesperson and life company compensation                                   11
Purchase and redemption of shares                                           11
Valuation of shares                                                         11
Fair valuation                                                              12
Frequent trading of Series shares                                           12
Dividends, distributions and taxes                                          14

Certain management considerations                                           14

...............................................................................
FINANCIAL HIGHLIGHTS                                                   page 15

OVERVIEW: DELAWARE VIP VALUE SERIES

WHAT ARE THE SERIES' GOALS? Delaware VIP Value Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Under normal circumstances, at least 80% of the Series' net assets will be in investments of large-capitalization companies (the "80% policy"). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Series.

The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  o Security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

  o  Favorable earnings growth prospects;

  o  Expected above-average return on equity and dividend yield;

  o  The financial condition of the issuer; and o Various qualitative factors

We may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

  o  Investors with long-term financial goals.

  o  Investors seeking long-term capital appreciation.

  o  Investors seeking an investment primarily in common stocks.

  o  Investors seeking a small to moderate income component of total return.

SHOULD NOT INVEST IN THE SERIES

  o  Investors with short-term financial goals.

  o  Investors seeking an investment primarily in fixed-income securities.

  o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

HOW HAS THE SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Delaware VIP Value Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

YEAR-BY-YEAR TOTAL RETURN (Delaware VIP Value Series Standard Class)



36.12%  20.72%  31.00%  11.35%  -2.98%  11.33%  -3.89%  -18.68%  28.29%  14.93%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004

During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.66% for the quarter ended June 2003 and its lowest quarterly return was -18.89% for the quarter ended September 2002.



AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                        DELAWARE VIP
                                        VALUE SERIES              S&P 500
                                       STANDARD CLASS              INDEX
--------------------------------------------------------------------------------


1 year                                     14.93%                  10.87%

5 years                                     5.11%                  -2.30%

10 years                                   11.55%                  12.07%


The Series' returns are compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

WHAT ARE THE SERIES' FEES AND EXPENSES?(1)
---------------------------------------------------------------------------------------------------------------------------------
You do not pay SALES CHARGES directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                purchases as a percentage of offering price                 none
Standard Class.
                                                             Maximum contingent deferred sales charge (load)
                                                              as a percentage of original purchase price or
                                                              redemption price, whichever is lower                        none

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                                        none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none


---------------------------------------------------------------------------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees                        none

                                                             Other expenses                                              0.10%

                                                             Total operating expenses                                    0.75%

                                                             Fee waivers and payments(2)                                (0.05%)

                                                             Net expenses                                                0.70%
---------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare                 1 year                                                        $72
the cost of investing in the Series to the cost
of investing in other mutual funds with similar              3 years                                                      $235
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                  5 years                                                      $412
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,             10 years                                                     $926
and does not represent future expenses, which
may be greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

Delaware VIP Value Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company, favorable earnings growth prospects, expected above-average return on equity and dividend yield, the financial condition of the issuer and various qualitative factors in seeking stocks we believe are undervalued.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                HOW WE USE THEM
                      SECURITIES                                                           DELAWARE VIP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by          We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated          we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles           U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         HOW WE STRIVE TO MANAGE THEM
                          RISKS                                                            DELAWARE VIP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process designed to identify
expectations for the performance of that industry or for the         undervalued securities before choosing securities for the
individual company issuing the stock or bond.                        portfolio.

FOREIGN RISK: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or           directly in foreign securities. When we do purchase ADRs,
lax regulatory and accounting standards. Foreign markets may         they are generally denominated in U.S. dollars and traded on
also be less efficient, less liquid, have greater price              a U.S. exchange.
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

LIQUIDITY RISK: The possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Series' policies and procedures with respect to the disclosure of the Series' portfolio securities is available in the Series' Statement of Additional Information.

INVESTMENT MANAGER


The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.


PORTFOLIO MANAGERS

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Delaware VIP Value Series. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Series' investment management team since 2004.


D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President/Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Series.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

PORTFOLIO MANAGER Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

DISTRIBUTOR Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

FINANCIAL INTERMEDIARY WHOLESALER Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

CUSTODIAN JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

SHARE CLASSES

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectus offering Service Class shares.

SALESPERSON AND LIFE COMPANY COMPENSATION

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                Commission (%)                     STANDARD CLASS*
                --------------------------------------------------

                                                                -

                Fee to Dealer                               0.25%

               *Your variable contract salesperson may be eligible
                to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value (see "Fair valuation", below).

FAIR VALUATION

When a Series uses fair value pricing, it may take into account any factors it deems appropriate. A Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Series may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Series' Board has delegated responsibility for valuing a Series' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Series' assets on behalf of the Series. The Pricing Committee values Series assets as described above.

FREQUENT TRADING OF SERIES SHARES

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Series and its shareholders, such as market timing. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of an exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to change your investment options within the Delaware VIP Trust may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your order but may refuse the purchase side of your order. The Series reserves the right to restrict, reject or cancel, without prior notice, any purchase order or order to change your investment options for any reason, including any purchase order or order to change your investment options accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series' market timing policy are not necessarily deemed accepted by the Series and may be cancelled or revoked by the Series on the next business day following receipt by the Series.

However, sales of Series shares back to a Series or redemptions will continue to be permitted in accordance with the terms of the Series' current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Series shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor transactions in Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Series' shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales of the Series' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales of a Series' shares may force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Series may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Series may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Series performance.

A Series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Series calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Series share prices that are based on closing prices of foreign securities established some time before the Series calculates its own share price. Any Series that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which includes scrutinizing transactions in Series shares for transactions in violation of the Series' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these shareholders or curtail their trading practices. In particular, the Series may not be able to detect market timing in Series shares attributable to a particular investor who effects transactions in Series shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Series shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains (unless you tell us otherwise).

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS

The Series accepts investments from the Lincoln Profile Funds, a fund of funds. From time to time, the Series may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Value Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year ended 12/31
STANDARD CLASS                                                       2004         2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $16.330      $13.000       $16.210       $16.910       $17.020

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.313        0.265         0.235         0.217         0.268

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                            2.082        3.337        (3.215)       (0.886)        1.329
                                                                  -------      -------       -------       -------       -------

Total from investment operations                                    2.395        3.602        (2.980)       (0.669)        1.597
                                                                  -------      -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.265)      (0.272)       (0.230)       (0.031)       (0.275)

Net realized gain on investments                                        -            -             -             -        (1.432)
                                                                  -------      -------       -------       -------       -------

Total dividends and distributions                                  (0.265)      (0.272)       (0.230)       (0.031)       (1.707)
                                                                  -------      -------       -------       -------       -------

Net asset value, end of period                                    $18.460      $16.330       $13.000       $16.210       $16.910
                                                                  =======      =======       =======       =======       =======

TOTAL RETURN(2)                                                    14.93%       28.29%       (18.68%)       (3.89%)       11.33%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $310,704     $302,266      $240,752      $355,015      $440,442

Ratio of expenses to average net assets                             0.70%        0.70%         0.70%         0.68%         0.68%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly                   0.75%        0.75%         0.75%         0.73%         0.68%

Ratio of net investment income to average net assets                1.87%        1.88%         1.61%         1.34%         1.75%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly          1.82%        1.83%         1.56%         1.29%         1.75%

Portfolio turnover                                                   124%          79%          100%          102%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

          DELAWARE VIP VALUE SERIES

          ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

          You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.














          Investment Company Act File No. 811-5162

          DELAWARE SERIES SYMBOL           CUSIP
                                           -----
          Delaware VIP Value Series
          (Standard Class)               246493746




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                                                --------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
2005 Market Street                                              DELAWARE VIP TRUST
Philadelphia, PA  19103-7094

SUB-ADVISOR                                                     --------------------------------------------
Mondrian Investment Partners Limited
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street                                              PART B
Philadelphia, PA  19103-7094
                                                                STATEMENT OF ADDITIONAL INFORMATION
LEGAL COUNSEL                                                   --------------------------------------------
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street                                              APRIL 29, 2005
Philadelphia, PA  19103-7094

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055

CUSTODIAN                                                       Delaware
JPMorgan Chase Bank                                             Investments(SM)
4 Chase Metrotech Center                                        --------------------------------------------
Brooklyn, NY  11245                                             A member of Lincoln Financial Group(R)



                       STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 30, 2005

                               DELAWARE VIP TRUST
                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

         Delaware VIP Trust ("VIP Trust" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated April 29, 2005, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of the Independent Registered Public Accounting Firm all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CO                               PAGE                                                                PAGE
INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT MANAGEMENT AGREEMENTS AND
INVESTMENT RESTRICTIONS                                       SUB-ADVISORY AGREEMENTS
ACCOUNTING AND TAX ISSUES                              PORTFOLIO MANAGERS
PERFORMANCE INFORMATION                                OFFICERS AND TRUSTEES
TRADING PRACTICES AND BROKERAGE                        GENERAL INFORMATION
OFFERING PRICE                                         FINANCIAL STATEMENTS
DIVIDENDS AND REALIZED SECURITIES                      APPENDIX A--DESCRIPTION OF RATINGS
       PROFITS DISTRIBUTIONS
                                                       APPENDIX B
TAXES

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Delaware VIP Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital.

         Delaware VIP Capital Reserves Series seeks a high, stable level of current income while minimizing fluctuations in principal and provide maximum liquidity.

         Delaware VIP Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.

         Delaware VIP Diversified Income Series seeks high current income and total return.

         Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation.

         Delaware VIP Global Bond Series seeks current income consistent with preservation of principal.

         Delaware VIP Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation.

         Delaware VIP High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income.

         Delaware VIP International Value Equity Series (formerly International Equity Series) seeks long-term growth without undue risk to principal.

         Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective.

         Delaware VIP Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation.

         Delaware VIP Small Cap Value Series seeks capital appreciation.

         Delaware VIP Trend Series seeks long-term capital appreciation.

         Delaware VIP U.S. Growth Series seeks to maximize capital appreciation.

         Delaware VIP Value Series (formerly Value Series) seeks long-term capital appreciation.

INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT RESTRICTIONS -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the Delaware VIP REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware VIP REIT Series will concentrate its investments in the real estate industry. The Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, Delaware VIP Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."


         2. A Series may not invest more than 15% (in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series) or 10% (in the case of Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Value Series, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series and Delaware VIP Small Cap Value Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

DELAWARE VIP BALANCED, DELAWARE VIP CAPITAL RESERVES, DELAWARE VIP CASH RESERVE, DELAWARE VIP GLOBAL BOND, DELAWARE VIP VALUE, DELAWARE VIP GROWTH OPPORTUNITIES, DELAWARE VIP INTERNATIONAL VALUE EQUITY, DELAWARE VIP SMALL CAP VALUE AND DELAWARE VIP TREND SERIES MAY NOT:


         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series, and to only 50% of the assets of Delaware VIP Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by Delaware VIP International Value Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Delaware VIP Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Delaware VIP Growth Opportunities, Delaware VIP Small Cap Value and Delaware VIP Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to Delaware VIP International Value Equity Series.

         14. The Delaware VIP Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.


         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. Tahe Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, each Series will not borrow money in excess of 25% of the value of its net assets.


         In addition, the Delaware VIP Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

DELAWARE VIP DIVERSIFIED INCOME SERIES AND DELAWARE VIP EMERGING MARKETS AND
MAY NOT:
         1. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         In addition, Delaware VIP Diversified Income Series will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

DELAWARE VIP HIGH YIELD SERIES MAY NOT:
         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         6. Invest in interests in oil, gas or other mineral exploration or development programs.

         7. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         8. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         9. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         10. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

DELAWARE VIP REIT SERIES MAY NOT:
         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 20% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

EQUITY SECURITIES
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

MONEY MARKET INSTRUMENTS
         Delaware VIP Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Delaware VIP Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Delaware VIP Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Delaware VIP Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Delaware VIP Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE DELAWARE VIP CASH RESERVE SERIES
         Delaware VIP Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

AVERAGE WEIGHTED MATURITY
         Delaware VIP Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ASSET-BACKED SECURITIES
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Delaware VIP Balanced and Delaware VIP Capital Reserves Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Delaware VIP Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

MORTGAGE-BACKED SECURITIES
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income and Delaware VIP REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Delaware VIP REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITS
         Delaware VIP REIT Series primarily invests in, and the Delaware VIP Balanced and Delaware VIP Diversified Income Series may invest in, real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

CONVERTIBLE, DEBT AND NON-TRADITIONAL EQUITY SECURITIES
         In addition to Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

PRIVATE PLACEMENTS
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

ZERO COUPON BONDS AND PAY-IN-KIND BONDS
         Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

INTEREST RATE AND INDEX SWAPS
         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Delaware VIP Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.


         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.


         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.


         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

WHEN-ISSUED, "WHEN, AS AND IF ISSUED" AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

LIQUIDITY AND RULE 144A SECURITIES
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Value and Delaware VIP Growth Opportunities Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.


         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer, and whether the security is listed on an electronic network for trading the security).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

REPURCHASE AGREEMENTS
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each Series, except for Delaware VIP Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

FOREIGN SECURITIES
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Mondrian Investment Partners Limited, the investment manager to some of the Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country has inadequate exports or receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Delaware VIP Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European, Global and similar types of Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts often issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         FUTURES CONTRACTS--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Delaware VIP Balanced and Delaware VIP Growth Opportunities Series) or interest rates (except in the case of Delaware VIP Growth Opportunities Series). In addition, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity and Delaware VIP Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, Delaware VIP Select Growth, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

OPTIONS
         Each Series, except for Delaware VIP Cash Reserve Series, may write call options and purchase put options on a covered basis only. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS--Delaware VIP Balanced, Delaware VIP
Capital Reserves, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. OPTIONS ON STOCK INDICES--Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Delaware VIP Balanced Series may also sell a put option purchased on stock indices. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. WRITING COVERED PUTS--Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP REIT, Select Growth and Delaware VIP U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. CLOSING TRANSACTIONS--If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

INVESTMENT COMPANY SECURITIES
         Any investments that a Series makes in either closed-end or open-end investment companies would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to investments in unregistered investment companies.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

LOWER-RATED DEBT SECURITIES
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield and Delaware VIP U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-advisor's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-advisor, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-advisor's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MORTGAGE DOLLAR ROLLS
         Delaware VIP U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

COMBINED TRANSACTIONS
         Delaware VIP U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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

SWAPS, CAPS, FLOORS AND COLLARS
         Delaware VIP U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Delaware VIP U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS
         Delaware VIP U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

REVERSE REPURCHASE AGREEMENTS
         Delaware VIP U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS
         Delaware VIP U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

VARIABLE AND FLOATING RATE NOTES
         Variable rate master demand notes, in which Delaware VIP U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

CONCENTRATION
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         TAX REQUIREMENTS--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Series in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Series did not meet this exception, then the Series intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but reduces the tax basis of your shares in the Series. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Series have adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. This information is available publicly to any and all VIP Series investors free of charge by calling 800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity hold from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor, any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series and, in addition, the effective compounded yield of Delaware VIP Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delaware VIP Capital Reserves and Delaware VIP Cash Reserve Series are declared daily from net investment income, dividends for Delaware VIP Global Bond Series are declared quarterly and dividends for Delaware VIP Diversified Income and Delaware VIP High Yield Series are declared annually. Yield will fluctuate as income earned fluctuates.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                   N
                              P(1+T) = ERV

        Where:        P  =    a hypothetical initial purchase order of $1,000;

                      T  =    average annual total return;

                      n  =    number of years;

                    ERV  =    redeemable value of the hypothetical $1,000
                              purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2004. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                              AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                                                                   3 YEARS        5 YEARS       10 YEARS
                                                 1 YEAR ENDED       ENDED          ENDED         ENDED
                    SERIES*                        12/31/04       12/31/04       12/31/04       12/31/04    LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)              5.84%          1.85%         -1.12%         6.72%         7.97%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)               5.55%          1.61%            N/A           N/A        -0.30%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)              3.66%          5.12%          6.40%         6.43%         6.40%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)               3.23%          4.75%            N/A           N/A         6.50%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)              0.87%          0.91%          2.51%         3.79%         4.39%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)               0.60%          0.71%            N/A           N/A         2.10%
-------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Series
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/16/03)              8.47%            N/A            N/A           N/A         8.42%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/16/03)               7.85%            N/A            N/A           N/A         8.04%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/1/97)              33.47%         33.78%         14.00%           N/A         7.26%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              33.26%         33.53%            N/A           N/A        17.16%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/2/96)              13.00%         19.38%         11.30%           N/A         8.34%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              12.69%         19.15%            N/A           N/A        13.15%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/12/91)             12.47%          6.00%         -1.71%        11.71%        10.11%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              12.13%          5.77%            N/A           N/A        -3.39%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             14.25%         14.42%          3.76%         5.46%         6.95%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              14.02%         14.23%            N/A           N/A         5.40%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 10/29/92)            21.79%         16.11%          6.52%         9.83%         9.59%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              21.44%         15.85%            N/A           N/A         8.24%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             14.93%          6.24%          5.11%        11.55%         9.67%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              14.59%          6.02%            N/A           N/A         6.50%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/4/98)              31.38%         22.55%         21.33%           N/A        13.52%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              31.09%         22.31%            N/A           N/A        20.48%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/3/99)               8.32%          0.64%         -9.64%           N/A        -2.61%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)               8.12%          0.44%            N/A           N/A        -9.19%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)            21.48%         17.64%         16.57%        14.67%        13.53%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              21.16%         17.40%            N/A           N/A        17.77%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)            12.60%          6.79%         -0.81%        13.54%        12.39%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              12.32%          6.57%            N/A           N/A        -3.09%
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth
-------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 11/15/99)             3.30%         -3.29%         -8.12%           N/A        -6.89%
-------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)               3.03%         -3.48%            N/A           N/A        -9.44%
-------------------------------------------------------------------------------------------------------------------------

* The investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                     a - b 6
                          YIELD = 2[(-------- + 1) - 1]
                                       cd

        Where:          a  =    dividends and interest earned during the period;

                        b  =    expenses accrued for the period
                                (net of reimbursements);

                        c  =    the average daily number of shares outstanding
                                during the period that were entitled to
                                receive dividends;

                        d  =    the maximum offering price per share on the
                                last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yield of Delaware VIP Capital Reserves Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series as of December 31, 2004 using this formula was as follows:

-------------------------------------------------------------------------------
SERIES                                           YIELD
-------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series             3.12%
-------------------------------------------------------------------------------
Delaware VIP Global Bond Series                  1.90%
-------------------------------------------------------------------------------
Delaware VIP High Yield Series                   6.41%
-------------------------------------------------------------------------------

          The yields shown is that of the Standard Class shares of each Series, which does not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by each Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Delaware VIP Cash Reserve Series may also quote its current yield and effective yield in advertisements and investor communications.

         Yield calculation for Delaware VIP Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Delaware VIP Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Delaware VIP Cash Reserve Series for the seven-day period ended December 31, 2004.

                                                                                              Standard Class      Service Class
Value of a hypothetical account with one share at the beginning of the period                 $1.00000000          $1.00000000
Value of the same account at the end of the period                                             1.00032270          1.00027244
Net change in account value                                                                    0.00032270          0.00027244*
Base period return = net change in account value/beginning account value                       0.00032270          0.00027244
Current yield [base period return x (365/7)]                                                   1.68%**             1.42%**
                                                                                               =======             =======
Effective yield (1 + base period)365/7 - 1                                                     1.70%***            1.43%***
                                                                                               ========            ========

Weighted average life to maturity of the portfolio on December 31, 2004 was 20 days.

* This represents the net income per share for the seven calendar days ended December 31, 2004.
** This represents the average of annualized net investment income per share for the seven calendar days ended
    December 31, 2004.
*** This represents the current yield for the seven calendar days ended
    December 31, 2004 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Delaware VIP Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Delaware VIP Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Delaware VIP Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Delaware VIP Cash Reserve Series. Although Delaware VIP Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other money market funds may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Delaware VIP Cash Reserve Series, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

THE POWER OF COMPOUNDING
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 2004, 2003 and 2002 are shown below:

    ----------------------------------------------------------------------------------------------------------
                                                                    2004              2003               2002
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Balanced Series                                $84,892           $86,735           $291,600
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Diversified Income Series(1)                    $2,147              $111                 $0
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Emerging Markets Series                       $120,549           $57,238            $28,360
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Growth Opportunities Series                   $237,960          $268,570           $372,599
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP International Value Equity Series              $96,021           $96,009           $149,807
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Value Series                                  $972,607          $573,661           $941,997
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP REIT Series                                   $778,653          $550,954           $637,580
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Select Growth Series                           $75,810           $97,888           $176,707
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Small Cap Value Series                        $908,248          $782,416           $659,778
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP Trend Series                                $1,053,207        $1,008,820           $821,629
    ----------------------------------------------------------------------------------------------------------
     Delaware VIP U.S. Growth Series                            $139,488           $39,430            $37,298
    ----------------------------------------------------------------------------------------------------------

(1)  Commenced operations on May 9, 2003.

         Delaware VIP Emerging Markets Series had an increase in commission due to the increase in assets under management for the year 2004.

         Delaware VIP Value Series had a change in management of the Series in March 2004. Because of this change, the Series had an increase in portfolio turnover, which contributed to the increase in paid brokerage commissions.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2004, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:


        ---------------------------------------------------------------------------------------------
                                                                   PORTFOLIO               BROKERAGE
                                                                TRANSACTIONS             COMMISSIONS
                                                                     AMOUNTS                 AMOUNTS

        ---------------------------------------------------------------------------------------------
        Delaware VIP Balanced Series                             $22,180,245                  $28756
        ---------------------------------------------------------------------------------------------
        Delaware VIP Diversified Income Series                          $-0-                    $-0-
        ---------------------------------------------------------------------------------------------
        Delaware VIP Emerging Markets                                   $-0-                    $-0-
        ---------------------------------------------------------------------------------------------
        Delaware VIP Growth Opportunities Series                 $57,704,837                 $90,376
        ---------------------------------------------------------------------------------------------
        Delaware VIP International Value Equity Series            $2,633,630                  $4,411
        ---------------------------------------------------------------------------------------------
        Delaware VIP Value Series                               $216,820,946                $309,763
        ---------------------------------------------------------------------------------------------
        Delaware VIP REIT Series                                $247,628,667                $434,410
        ---------------------------------------------------------------------------------------------
        Delaware VIP Select Growth                               $17,631,265                 $24,704
        ---------------------------------------------------------------------------------------------
        Delaware VIP Small Cap Value Series                     $112,604,163                $279,639
        ---------------------------------------------------------------------------------------------
        Delaware VIP Trend Series                               $141,397,429                $215,587
        ---------------------------------------------------------------------------------------------
        Delaware VIP U.S. Growth Series                          $40,044,320                 $51,975
        ---------------------------------------------------------------------------------------------

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc (the "NASDRsm") rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees.


PORTFOLIO TURNOVER
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Delaware VIP Emerging Markets, Delaware VIP Value, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP Small Cap Value Series, and may exceed 100% for the Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP Select Growth, Delaware VIP Technology and Information, Delaware VIP Trend and Delaware VIP U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         Delaware VIP Capital Reserves Series' portfolio turnover has decreased dramatically in 2004 due to lower market volatility and lower new-issue volume relative to the previous year. Delaware VIP High-Yield Series' portfolio turnover decreased dramatically in 2004 because the market had stabilized after a rally in 2003, accompanied by a decrease in the number of new issues in 2004 relative to 2003.

         Delaware VIP High Yield Series' portfolio turnover decreased in 2004 as the market stabilized after a furious rally in 2003. The 2003 rally brought with it record new issuance and therefore caused an increase in turnover, which slowed in 2003.


         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:


        -----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED                YEAR ENDED
                             SERIES                          DECEMBER 31, 2004         DECEMBER 31, 2003
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Balanced Series                                 247%                      231%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Capital Reserves Series                         252%                      438%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Diversified Income Series                       493%                      521%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Emerging Markets Series                          34%                       71%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Global Bond Series                              117%                      111%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Growth Opportunities Series                      94%                       94%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP High Yield Series                               429%                      716%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP International Value Equity Series                10%                       11%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Value Series                                    124%                       79%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP REIT Series                                      38%                       37%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Select Growth Series                             86%                       72%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Small Cap Value Series                           37%                       41%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP Trend Series                                     48%                       50%
        -----------------------------------------------------------------------------------------------------
        Delaware VIP U.S. Growth Series                              167%                      102%
        -----------------------------------------------------------------------------------------------------



OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.


         The purchase will be affected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

MONEY MARKET SERIES
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Delaware VIP Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delaware VIP Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Delaware VIP Balanced and Delaware VIP Value Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.


         For the Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

DELAWARE VIP CASH RESERVE SERIES
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.


         To the extent necessary to maintain a $1 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.


DISTRIBUTION AND SERVICE

        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary distributor pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

        The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

------------------------------------------------------------------------------------------------------------------
                                                                                           Basis Points on Sales
------------------------------------------------------------------------------------------------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Connect Program                                                                      0.25%
------------------------------------------------------------------------------------------------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
------------------------------------------------------------------------------------------------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                               0%
------------------------------------------------------------------------------------------------------------------


        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------------------------------------------------------------------
                                                                                           Basis Points on Sales
-------------------------------------------------------------------------------------------------------------------
Retail Mutual Funds (including shares of money market funds and house accounts and
shares redeemed within 30 days of purchase)                                                        0.04%
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Connect Program                                                                        0%
-------------------------------------------------------------------------------------------------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
-------------------------------------------------------------------------------------------------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                            0.04%
-------------------------------------------------------------------------------------------------------------------

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS


         Delaware Management Company ("Delaware Management"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Diversified Income, Delaware VIP Value, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series.

         Mondrian Investment Partners Limited ("Mondrian"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, acting as sub-advisor, furnishes investment management services to Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series under the terms of a sub-advisory agreement with Delaware Management Company. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees.

         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved by the initial shareholder on that date. The Agreements remained in effect for an initial period of two years and are subject to consideration for renewal annually thereafter. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Mondrian is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

        -------------------------------------------------------------------------------------------------
                            SERIES                                     MANAGEMENT FEE RATE

        -------------------------------------------------------------------------------------------------
        Delaware VIP Capital Reserves Series             0.50% on the first $500 million
                                                         0.475% on the next $500 million
                                                         0.45% on the next $1.5 billion
                                                         0.425% on assets in excess of $2.5 billion
        -------------------------------------------------------------------------------------------------
        Delaware VIP Cash Reserve Series                 0.45% on the first $500 million
                                                         0.40% on the next $500 million
                                                         0.35% on the next $1.5 billion
                                                         0.30% on assets in excess of $2.5 billion
        -------------------------------------------------------------------------------------------------
        Delaware VIP Global Bond Series                  0.75% on the first $500 million
        Delaware VIP Growth Opportunities Series         0.70% on the next $500 million
        Delaware VIP REIT Series                         0.65% on the next $1.5 billion
        Delaware VIP Select Growth Series                0.60% on assets in excess of $2.5 billion
        Delaware VIP Small Cap Value Series
        Delaware VIP Trend Series
        -------------------------------------------------------------------------------------------------
        Delaware VIP Balanced Series                     0.65% on the first $500 million
        Delaware VIP Diversified Income                  0.60% on the next $500 million
        Delaware VIP High Yield Series                   0.55% on the next $1.5 billion
        Delaware VIP Value Series                        0.50% on assets in excess of $2.5 billion
        Delaware VIP U.S. Growth Series
        -------------------------------------------------------------------------------------------------
        Delaware VIP Emerging Markets Series             1.25% on the first $500 million
                                                         1.20% on the next $500 million
                                                         1.15% on the next $1.5 billion
                                                         1.10% on assets in excess of $2.5 billion
        -------------------------------------------------------------------------------------------------

        Delaware VIP International Value Equity Series   0.85% on the first $500 million
                                                         0.80% on the next $500 million
                                                         0.75% on the next $1.5 billion
                                                         0.70% on assets in excess of $2.5 billion
        -------------------------------------------------------------------------------------------------

         The investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

         On December 31, 2004, the total net assets of the Trust were $3,305,176,360, broken down as follows:

        ---------------------------------------------------------------------------
        Delaware VIP Balanced Series                                   $45,412,230
        ---------------------------------------------------------------------------
        Delaware VIP Capital Reserves Series                           $25,962,307
        ---------------------------------------------------------------------------
        Delaware VIP Cash Reserve Series                               $29,835,941
        ---------------------------------------------------------------------------
        Delaware VIP Diversified Income Series                         $62,187,160
        ---------------------------------------------------------------------------
        Delaware VIP Emerging Markets Series                           $49,010,677
        ---------------------------------------------------------------------------
        Delaware VIP Global Bond Series                                $86,380,500
        ---------------------------------------------------------------------------
        Delaware VIP Growth Opportunities Series                       $71,956,993
        ---------------------------------------------------------------------------
        Delaware VIP High Yield Series                                $196,400,822
        ---------------------------------------------------------------------------
        Delaware VIP International Value Equity Series                $164,639,079
        ---------------------------------------------------------------------------
        Delaware VIP Value Series                                     $344,346,001
        ---------------------------------------------------------------------------
        Delaware VIP REIT Series                                      $785,199,365
        ---------------------------------------------------------------------------
        Delaware VIP Select Growth Series                              $25,640,808
        ---------------------------------------------------------------------------
        Delaware VIP Small Cap Value Series                           $738,889,091
        ---------------------------------------------------------------------------
        Delaware VIP Trend Series                                     $631,224,093
        ---------------------------------------------------------------------------
        Delaware VIP U.S Growth Series                                 $48,091,293
        ---------------------------------------------------------------------------

         Following are the investment management fees incurred for the last three fiscal years:

        --------------------------------------------------------------------------------------------------------------
        SERIES                                          DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Balanced Series                    $315,088 earned      $335,066 earned      $464,006 earned
                                                        $315,088 paid        $335,066 paid        $453,775 paid
                                                        $-0- waived          $-0- waived          $10,231 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Capital Reserves Series            $148,178 earned      $192,857 earned      $167,086 earned
                                                        $148,178 paid        $192,857 paid        $167,086 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Cash Reserve Series                $162,526 earned      $204,356 earned      $190,785 earned
                                                        $162,526 paid        $204,356 paid        $190,785 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Diversified Income Series          $109,652 earned      $8,177 earned        N/A
                                                        $78,810 paid         $-0- paid
                                                        $30,842 waived       $8,177 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Emerging Markets Series            $256,735 earned      $146,975 earned      $174,204 earned
                                                        $229,482 paid        $136,556 paid        $170,467 paid
                                                        $27,253 waived       $10,419 waived       $3,737 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Global Bond Series                 $669,346 earned      $840,196 earned      $317,088 earned
                                                        $669,346 paid        $799,715 paid        $317,088 paid
                                                        $-0- waived          $40,481 waived       $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Growth Opportunities Series        $546,196 earned      $566,090 earned      $821,878 earned
                                                        $546,196 paid        $566,090 paid        $821,878 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP High Yield Series                  $1,049,652 earned    $646,550 earned      $368,976 earned
                                                        $1,049,652 paid      $646,550 paid        $368,976 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP International Value Equity Series  $1,324,306 earned    $1,231,864 earned    $1,481,033 earned
                                                        $1,323,963 paid      $1,216,445 paid      $1,410,927 paid
                                                        $343 waived          $15,419 waived       $70,106 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Value Series                       $2,074,107 earned    $1,763,575 earned    $1,969,447 earned
                                                        $1,914,181 paid      $1,628,851 paid      $1,817,688 paid
                                                        $159,+926 waived     $134,724 waived      $151,759 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP REIT Series                        $4,158,192 earned    $2,328,229 earned    $1,460,993 earned
                                                        $4,158,192 paid      $2,328,229 paid      $1,460,877 paid
                                                        $-0- waived          $-0- waived          $116 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Select Growth Series               $194,310 earned      $220,835 earned      $374,896 earned
                                                        $194,310 paid        $220,835 paid        $374,896 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Small Cap Value Series             $4,427,012 earned    $2,747,128 earned    $2,148,274 earned
                                                        $4,427,012 paid      $2,747,128 paid      $2,139,480 paid
                                                        $-0- waived          $-0- waived          $8,794 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP Trend Series                       $4,411,240 earned    $3,628,041 earned    $3,779,820 earned
                                                        $4,411,240 paid      $3,628,041 paid      $3,778,263 paid
                                                        $-0- waived          $-0- waived          $1,557 waived
        --------------------------------------------------------------------------------------------------------------
        Delaware VIP U.S. Growth Series                 $225,016 earned      $83,078 earned       $88,129 earned
                                                        $225,016 paid        $83,078 paid         $88,129 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        --------------------------------------------------------------------------------------------------------------

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Delaware VIP Select Growth Series, October 15, 1999 for Delaware VIP U.S. Growth Series and May 19, 2003 for Delaware VIP Diversified Income Series) through April 30, 2006, Delaware Management contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ----------------------------------------------------------------
        Delaware VIP Balanced Series                      0.80%
        ----------------------------------------------------------------
        Delaware VIP Capital Reserves Series              0.80%
        ----------------------------------------------------------------
        Delaware VIP Cash Reserve Series                  0.80%
        ----------------------------------------------------------------
        Delaware VIP Diversified Income Series            0.80%
        ----------------------------------------------------------------
        Delaware VIP Growth Opportunities Series          0.90%
        ----------------------------------------------------------------
        Delaware VIP High Yield Series                    0.80%
        ----------------------------------------------------------------
        Delaware VIP Value Series                         0.80%
        ----------------------------------------------------------------
        Delaware VIP REIT Series                          0.95%
        ----------------------------------------------------------------
        Delaware VIP Select Growth Series                 0.90%
        ----------------------------------------------------------------
        Delaware VIP Small Cap Value Series               0.95%
        ----------------------------------------------------------------
        Delaware VIP Trend Series                         0.95%
        ----------------------------------------------------------------
        Delaware VIP U.S. Growth Series                   0.80%
        ----------------------------------------------------------------

         Beginning May 1, 1998 through April 30, 2006, the investment manager contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ----------------------------------------------------------------
        Delaware VIP Emerging Markets Series              1.50%
        ----------------------------------------------------------------
        Delaware VIP Global Bond Series                   1.00%
        ----------------------------------------------------------------
        Delaware VIP International Value Equity Series    1.00%
        ----------------------------------------------------------------


         The Fund has formally delegated to Delaware Management Company and Mondrian Investment Partners Limited (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.


         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.


DISTRIBUTION AND SERVICE
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management Company and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor and Delaware Management serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). Delaware Distributors, L.P. has contractually agreed to limit the fee to an annual rate of 0.25% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.25% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.


         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year:

---------------------------------------------------------------------------------------------------------------------------------
                                                            DELAWARE VIP TRUST SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                VIP        VIP        VIP        VIP         VIP            VIP         VIP High        VIP
                                Balanced   Capital    Cash       Emerging    Global        Growth     Yield Series  International
                                 Series    Reserves   Reserves   Markets     Bond       Opportunities               Value Equity
                                            Series     Series      Series     Series       Series                      Series
---------------------------------------------------------------------------------------------------------------------------------
Advertising                         -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Annual/Semiannual Reports           -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Broker Trails                      $12        $12        $12       $3,841       $24       $38,527         $226,351      $284
---------------------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses             -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales            -          -          -          -           -           -             -             -
Charges
---------------------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers          -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings         -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Promotional-Other                   -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Prospectus Printing                 -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Telephone                           -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                 -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Other                               -          -          -          -           -           -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Total                              $12        $12        $12       $3,841       $24       $38,527       $226,351        $284
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                    DELAWARE VIP TRUST SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------
                                 VIP Value    VIP REIT        VIP        VIP Small        VIP           VIP
                                  Series       Series        Select      Cap Value       Trend         U.S.
                                                             Growth        Series        Series       Growth
                                                             Series                                   Series
----------------------------------------------------------------------------------------------------------------
Advertising                          -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Annual/Semiannual Reports            -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Broker Trails                      $53,098      $243,064      $13,341      $744,965      $191,256      $53,611
----------------------------------------------------------------------------------------------------------------
Broker Sales Charges                 -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Dealer Service Expenses              -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Interest on Broker Sales             -            -            -             -             -             -
Charges
----------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers           -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings          -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Promotional-Other                    -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Prospectus Printing                  -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Telephone                            -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                  -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Other                                -            -            -             -             -             -
----------------------------------------------------------------------------------------------------------------
Total                             $53,098      $243,064     $13,341        $744,965      $191,256     $53,611
----------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGERS
         Information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Series is contained in Appendix B.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.

          DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of Delaware VIP Trust are noted below along with their ages and their business experience for the past five years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS             OTHER
                                                                                                  IN FUND          DIRECTORSHIPS
                             POSITION(S)       LENGTH OF            PRINCIPAL OCCUPATION(S)  COMPLEX OVERSEEN BY  HELD BY TRUSTEE/
                              HELD WITH          TIME                        DURING            TRUSTEE/DIRECTOR      DIRECTOR
NAME, ADDRESS AND BIRTHDATE    FUND(S)         SERVED                     PAST 5 YEARS          OR OFFICER         OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
JUDE T. DRISCOLL(2)             Chairman,         5 Years -          Since August 2000, Mr.           92               None
2005 Market Street             President,     Executive Officer  Driscoll has served in various
Philadelphia, PA 19103            Chief                              executive capacities at
                                Executive     1 Year - Trustee     different times at Delaware
March 10, 1963                 Officer and                                Investments(1)
                                 Trustee
                                                                    Senior Vice President and
                                                                    Director of Fixed-Income
                                                                    Process - Conseco Capital
                                                                           Management
                                                                    (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
THOMAS L. BENNETT                Trustee       Since March 23,         Private Investor -             92            None
2005 Market Street                                  2005             (March 2004 - Present)
Philadelphia, PA 19103
                                                                      Investment Manager -
October 4, 1947                                                       Morgan Stanley & Co.
                                                                   (January 1984 - March 2004)

------------------------------------------------------------------------------------------------------------------------------------
JOHN A. FRY                      Trustee           4 Years                 President -                92          Director -
2005 Market Street                                                 Franklin & Marshall College                 Community Health
Philadelphia, PA 19103                                                (June 2002 - Present)                         Systems

May 28, 1960                                                       Executive Vice President -
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)

------------------------------------------------------------------------------------------------------------------------------------
ANTHONY D. KNERR                 Trustee          12 Years         Founder/Managing Director -        92           None
2005 Market Street                                                 Anthony Knerr & Associates
Philadelphia, PA 19103                                               (Strategic Consulting)
                                                                        (1990 - Present)
December 7, 1938

------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH              Trustee       Since March 23,     Chief Investment Officer -         92           None
2005 Market Street                                  2005                 Assurant, Inc.
Philadelphia, PA 19103                                                     (Insurance)
                                                                          (2002 - 2004)
June 24, 1947

------------------------------------------------------------------------------------------------------------------------------------
ANN R. LEVEN                     Trustee          16 Years       Treasurer/Chief Fiscal Officer       92     Director and Audit
2005 Market Street                                                  - National Gallery of Art              Committee Chairperson -
Philadelphia, PA 19103                                                    (1994 - 1999)                    Andy Warhol Foundation

November 1, 1940                                                                                             Director and Audit
                                                                                                             Committee Member -
                                                                                                                Systemax Inc.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS             OTHER
                                                                                                  IN FUND          DIRECTORSHIPS
                             POSITION(S)       LENGTH OF            PRINCIPAL OCCUPATION(S)  COMPLEX OVERSEEN BY  HELD BY TRUSTEE/
                              HELD WITH          TIME                        DURING            TRUSTEE/DIRECTOR      DIRECTOR
NAME, ADDRESS AND BIRTHDATE    FUND(S)         SERVED                     PAST 5 YEARS          OR OFFICER         OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS F. MADISON                Trustee          11 Years          President/Chief Executive         92            Director -
2005 Market Street                                                Officer - MLM Partners, Inc.                    Banner Health
Philadelphia, PA 19103                                             (Small Business Investing &
                                                                  Consulting) Director and Audit
February 25, 1936                                                   (January 1993 - Present)                    Committee Member -
                                                                                                               Center Point Energy

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Rimage Corporation

                                                                                                                    Director -
                                                                                                               Valmont Industries,
                                                                                                                       Inc.

------------------------------------------------------------------------------------------------------------------------------------
JANET L. YEOMANS                 Trustee           6 Years          Vice President/Mergers &          92              None
2005 Market Street                                                       Acquisitions -
Philadelphia, PA 19103                                                   3M Corporation
                                                                    (January 2003 - Present)
July 31, 1948
                                                                      Ms.Yeomans has held
                                                                       various management
                                                                         positions at 3M
                                                                           Corporation
                                                                            since 1983.

------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER                Trustee       Since March 23,              Founder -                 92        Director and Audit
2005 Market Street                                  2005               Investor Analytics                       Committee Member -
Philadelphia, PA 19103                                                  (Risk Management)                       Investor Analytics
                                                                      (May 1999 - Present)
July 3, 1940                                                                                                    Director and Audit
                                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BISHOF              Senior Vice     Chief Financial      Mr. Bishof has served in          92             None(3)
2005 Market Street            President and     Officer since     various executive capacities
Philadelphia, PA 19103            Chief       February 17, 2005  at different times at Delaware
                                Financial                                  Investments
August 18, 1962                  Officer

------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO          Executive Vice        2 Years          Ms. Maestro has served in         92             None(3)
2005 Market Street             President,                         various executive capacities
Philadelphia, PA 19103         Chief Legal                       at different times at Delaware
                               Officer and                                Investments.
November 26, 1957               Secretary

------------------------------------------------------------------------------------------------------------------------------------
JOHN J. O'CONNOR               Senior Vice     Treasurer since     Mr. O'Connor has served in         92             None(3)
2005 Market Street            President and   February 17, 2005   various executive capacities
Philadelphia, PA 19103          Treasurer                        at different times at Delaware
                                                                           Investments
June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1)  Delaware Investments is the marketing name for Delaware Management
     Holdings, Inc. and its subsidiaries, including the Series' investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Series' manager and distributor.

(3)  Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.
------------------------------------------------------------------------------------------------------------------------------------

         Following is additional information regarding investment professionals affiliated with the Trust.



                                             POSITION(S) HELD WITH          LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE                    DELAWARE VIP TRUST          TIME SERVED                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER S. ADAMS                     Vice President and Senior            8 Years           Mr. Adams has served in various
2005 Market Street                            Equity Analyst                                    capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

April 24, 1962

ROBERT AKESTER                           Senior Portfolio Manager             6 Years          Mr. Akester has served in various
3rd Floor                                                                                       capacities at different times at
80 Cheapside                                                                                                Mondrian
London, England
EC2V 6EE

April 25, 1948

DAMON J. ANDRES                          Vice President and Senior            9 Years           Mr. Andres has served in various
2005 Market Street                           Portfolio Manager                                  capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

October 24, 1969

MARSHALL T. BASSETT                      Senior Vice President and            6 Years          Mr. Bassett has served in various
2005 Market Street                       Senior Portfolio Manager                               capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

February 8, 1954

CHRISTOPHER S. BECK                      Senior Vice President and            7 Years            Mr. Beck has served in various
2005 Market Street                       Senior Portfolio Manager                               capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

December 5, 1957

CHRISTOPHER J. BONAVICO               Vice President and Senior           Less than 1 Year   Vice President and Senior Portfolio
505 Montgomery Street                 Portfolio Manager                                     Manager - Delaware Investment Advisers,
11th Floor                                                                                     a series of Delaware Management
San Francisco, CA 94111                                                                               Business Trust
                                                                                                     (2005 - Present)


                                                                                              Mr. Bonavico has served in various
                                                                                                capacities at different times
                                                                                                  at Transamerica Investment
                                                                                                        Management, LLC


RYAN K. BRIST                            Executive Vice President,            5 Years           Mr. Brist has served in various
2005 Market Street                      Managing Director and Chief                             capacities at different times at
Philadelphia, PA 19103-7094              Investment Officer, Fixed                                    Delaware Investments
                                                  Income
March 22, 1971

KENNETH F. BROAD                         Vice President and Senior       Less than 1 Year     Vice President and Senior Portfolio
505 Montgomery Street                       Portfolio Manager                                    Manager - Delaware Investment
11th Floor                                                                                      Advisers, a series of Delaware
San Francisco, CA 94111                                                                            Management Business Trust
                                                                                                      (2005 - Present)

October 6, 1965                                                                                  Mr. Broad has served in various
                                                                                                 capacities at different times at
                                                                                               Transamerica Investment Management,
                                                                                                              LLC

STEPHEN R. CIANCI                        Senior Vice President and           10 Years           Mr. Cianci has served in various
2005 Market Street                       Senior Portfolio Manager                               capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

May 12, 1969




                                             POSITION(S) HELD WITH          LENGTH OF                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE                    DELAWARE VIP TRUST          TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIVE A. GILLMORE                      Deputy Managing Director and         14 Years           Mr. Gillmore has served in various
3rd Floor                               Senior Portfolio Manager of                             capacities at different times at
80 Cheapside                           Mondrian Investment Partners                                         Mondrian
London, England                                   Limited
EC2V 6EE

January 14, 1960

PAUL GRILLO                              Senior Vice President and          11 Years            Mr. Grillo has served in various
2005 Market Street                       Senior Portfolio Manager                               capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

May 16, 1959

MICHAEL E. HUGHES                             Assistant Vice                 2 years                    Equity Analyst -
2005 Market Street                        President/Senior Equity                                  Raymond James & Associates
Philadelphia, PA 19103                           Analyst I                                           (June 2000 - May 2002)

August 30, 1971                                                                                   Investment Limited Partner -
                                                                                                      J.C. Bradford & Co.
                                                                                                     (May 1996 - May 2000)

JORDAN L. IRVING                         Vice President and Senior           1 year           Vice President and Senior Portfolio
2005 Market Street                           Portfolio Manager                              Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                          a series of Delaware Management
                                                                                                            Business Trust
December 25, 1973                                                                                       (2004 - Present)

                                                                                             Vice President and Portfolio Manager -
                                                                                               U.S. Active Large Cap Value Team,
                                                                                               Merrill Lynch Investment Managers
                                                                                                             (2001 - 2004)

                                                                                             Assistant Vice President and Associate
                                                                                             Portfolio Manager - U.S. Active Large
                                                                                                 Cap Value Team, Merrill Lynch
                                                                                                       Investment Managers
                                                                                                             (2000 - 2001)

                                                                                             Senior Specialist - U.S. Active Large
                                                                                                 Cap Value Team, Merrill Lynch
                                                                                                       Investment Managers
                                                                                                             (1998 - 2000)

STEVEN T. LAMPE                        Vice President and Portfolio          8 Years            Mr. Lampe has served in various
2005 Market Street                                Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

September 13, 1968

EMMA R.E. LEWIS                          Senior Portfolio Manager            8 Years            Ms. Lewis has served in various
80 Cheapside                                                                                    capacities at different times at
London, England                                                                                             Mondrian
EC2V 6EE

January 23, 1969



                                             POSITION(S) HELD WITH          LENGTH OF                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE                    DELAWARE VIP TRUST          TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY A. LOMBARDI                      Vice President and Senior            1 year         Vice President and Senior Portfolio
2005 Market Street                           Portfolio Manager                             Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                         a series of Delaware Management
                                                                                                           Business Trust
October 6, 1965                                                                                        (2004 - Present)

                                                                                            Director and Portfolio Manager - U.S.
                                                                                             Active Large Cap Value Team, Merrill
                                                                                                  Lynch Investment Managers
                                                                                                            (2003 - 2004)

                                                                                            Vice President and Portfolio Manager -
                                                                                                U.S. Active Large Cap Value Team,
                                                                                                Merrill Lynch Investment Managers
                                                                                                            (2000 - 2003)

                                                                                              Vice President and Senior Research
                                                                                            Analyst - U.S. Active Large Cap Value
                                                                                           Team, Merrill Lynch Investment Managers
                                                                                                            (1998 - 2000)

KENT P. MADDEN                                Equity Analyst             Less than 1 year             Equity Analyst -
2005 Market Street                                                                               Gartmore Global Investments
Philadelphia, PA 19130                                                                         (November 2000 - December 2004)



May 22, 1972

NIGEL G. MAY                            Director, Senior Portfolio           12 Years           Mr. May has served in various
80 Cheapside                           Manager and Regional Research                           capacities at different times at
London, England                                  Director                                                  Mondrian
EC2V 6EE

September 23, 1962

FRANCIS X. MORRIS                        Senior Vice President and            6 Years          Mr. Morris has served in various
2005 Market Street                       Senior Portfolio Manager                              capacities at different times at
Philadelphia, PA 19103                                                                               Delaware Investments

March 28, 1961

MICHAEL S. MORRIS                        Vice President and Senior            4 Years          Vice President and Senior Equity
2005 Market Street                            Equity Analyst                                    Analyst of Delaware Investment
Philadelphia, PA 19103                                                                          Advisers, a series of Delaware
                                                                                                  Management Business Trust
September 5, 1968                                                                                      (1999 - Present)

                                                                                              Financial Analyst - Walnut Street
                                                                                                   Associates (1998 - 1999)

                                                                                            Senior Equity Analyst - Pilgrim Baxter
                                                                                                         & Associates
                                                                                                         (1997 - 1998)

                                                                                               Equity Analyst - State Teachers
                                                                                                  Retirement Systems of Ohio
                                                                                                       (1996 - 1997)




                                             POSITION(S) HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE                    DELAWARE VIP TRUST      TIME SERVED            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
D. TYSEN NUTT, JR.                   Senior Vice President and         1 year              Senior Vice President and Senior
2005 Market Street                   Senior Portfolio Manager                          Portfolio Manager - Delaware Investment
Philadelphia, PA 19103                                                                      Advisers, a series of Delaware
                                                                                              Management Business Trust
January 27, 1952                                                                                   (2004 - Present)

                                                                                        Managing Director and Senior Portfolio
                                                                                        Manager - U.S. Active Large Cap Value
                                                                                       Team, Merrill Lynch Investment Managers
                                                                                                    (1998- 2004)

PHILIP R. PERKINS                    Senior Vice President and         2 years             Senior Vice President and Senior
2005 Market Street                   Senior Portfolio Manager                          Portfolio Manager - Delaware Investment
Philadelphia, PA 19103                                                                      Advisers, a series of Delaware
                                                                                              Management Business Trust
May 20, 1961                                                                                       (2003 - Present)

                                                                                         Chief Operating Officer and Managing
                                                                                           Director in Emerging Markets of
                                                                                                     Deutsche Bank
                                                                                                     (1998 - 2003)

DANIEL J. PRISLIN                 Vice President and Senior       Less than 1 Year        Vice President and Senior Portfolio
505 Montgomery Street                 Portfolio Manager                                     Manager - Delaware Investment Advisers,
11th Floor                                                                                 a series of Delaware Management
Philadelphia, PA 19103-7094                                                                        Business Trust
                                                                                                  (2005 - Present)


                                                                                        Mr. Prislin has served in various
                                                                                           capacities at different times
                                                                                             at Transamerica Investment
                                                                                                   Management,LLC


TIMOTHY L. RABE                      Senior Vice President and          4 Years             Senior Vice President and Senior
2005 Market Street                   Senior Portfolio Manager                                Portfolio Manager of Delaware
Philadelphia, PA 19103                                                                      Investment Advisers, a series of
                                                                                           Delaware Management Business Trust
September 18, 1970                                                                                  (2004 - Present)

                                                                                        Vice President and Portfolio Manager of
                                                                                         Delaware Investment Advisers, a series
                                                                                         of Delaware Management Business Trust
                                                                                                         (2000 - 2004)

MATTHEW TODOROW                    Vice President and Portfolio         1 year           Vice President and Portfolio Manager -
2005 Market Street                            Manager                                    Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                   of Delaware Management Business Trust
                                                                                                      (2003 - Present)
November 22, 1968
                                                                                          Executive Director - Morgan Stanley
                                                                                                 Investment Management
                                                                                                      (2001- 2003)

                                                                                           Portfolio Manager - Morgan Stanley
                                                                                                            Investment

JEFFREY S. VAN HARTE                Chief Investment Officer -       Less than 1 year    Chief Investment Officer/Focus Growth -
505 Montgomery Street                      Focus Growth                                   Delaware Investment Advisers, a series
11th Floor                                                                                of Delaware Management Business Trust
San Francisco, CA 94111                                                                              (2005 - Present)

July 24, 1958                                                                              Mr. Van Harte has served in various
                                                                                             capacities at different times at
                                                                                         Transamerica Investment Management, LLC





                                             POSITION(S) HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE                    DELAWARE VIP TRUST         TIME SERVED            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. VOGEL, JR.                   Vice President and Senior            1 year           Vice President and Senior Portfolio
2005 Market Street                         Portfolio Manager                               Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                         a series of Delaware Management
                                                                                                           Business Trust
February 22, 1969                                                                                      (2004 - Present)

                                                                                            Director and Portfolio Manager - U.S.
                                                                                             Active Large Cap Value Team, Merrill
                                                                                                  Lynch Investment Managers
                                                                                                        (2003 - 2004)

                                                                                            Vice President and Portfolio Manager -
                                                                                               U.S. Active Large Cap Value Team,
                                                                                                Merrill Lynch Investment Managers
                                                                                                        (1998 - 2003)

LORI P. WACHS                        Vice President and Portfolio          11 Years            Ms. Wachs has served in various
2005 Market Street                              Manager                                        capacities at different times at
Philadelphia, PA 19103                                                                               Delaware Investments

November 8, 1968




         The following table shows each Trustee's ownership of shares of the Trust and of all Delaware Investments funds as of December 31, 2004.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                              DOLLAR RANGE OF EQUITY SECURITIES IN    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                                                       THE TRUST                          OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                              None                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
Walter A. Babich(1)                                           None                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
John H. Durham                                                None                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
John A. Fry                                                   None                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                              None                               $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                                  None                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                                             None                               $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                              None                               $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Babich and Mr. Durham retired from the Board of Trustees on March 15, 2005.

(2) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Trust. Mr. Fry held no shares of the Trust outside of the Plan as of December 31, 2004.

         The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2004, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2004. Only the independent Trustees of the Trust receive compensation from the Trust.

------------------------------------------------------------------------------------------------------------------------------

                                                                                                     TOTAL COMPENSATION FROM
NAME                             AGGREGATE         PENSION OR RETIREMENT      ESTIMATED ANNUAL           THE INVESTMENT
                             COMPENSATION FROM      BENEFITS ACCRUED AS        BENEFITS UPON        COMPANIES IN DELAWARE
                             DELAWARE VIP TRUST    PART OF FUND EXPENSES        RETIREMENT(1)            INVESTMENTS(2)
------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich(4)               $16,752                  none                   $70,000                  $118,580
------------------------------------------------------------------------------------------------------------------------------
John H. Durham                    $15,797                  none                   $70,000                  $112,240
------------------------------------------------------------------------------------------------------------------------------
John A. Fry                       $15,994                  none                   $70,000                  $113,564
------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                  $17,591                  none                   $70,000                  $128,530
------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                      $16,417                  none                   $70,000                  $124,414
------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                 $15,320                  none                   $70,000                  $117,330
------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                  $15,320                  none                   $70,000                  $117,330
------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees, each disinterested Trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee for a period equal to the lesser of the number of years that such person served as a Trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees of each investment company at the time of such person's retirement. If an eligible Trustee retired as of December 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee currently receives a total annual retainer fee of $70,000 for serving as a Trustee for all 24 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee of the Delaware Investments funds receives an additional retainer of $25,000.

(3) In addition to this compensation, for the 12-month period ended on December 31, 2004, Mr. Fry received $11,958 in professional fees from Voyageur Funds for services provided to the Fund's Board.

(4) Mr. Babich and Mr. Durham retired from the Board of Trustees on March 15, 2005.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' Independent Registered Public Accounting Firm and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held twelve meetings during the Trust's last fiscal year.

         Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of the following eight independent Trustees/Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Jan L. Yeomans and
J. Richard Zecher. The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

          As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of March 31, 2005, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

        --------------------------------------------------------------------------------------------------------------
        SERIES                           NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP BALANCED SERIES     Allmerica Financial Life                         3,148,141.800        97.77%
        (Standard Class)                 Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Delaware Management Company                            368.248       100.00%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP CAPITAL RESERVES    Allmerica Financial Life                         2,444,027.252        98.10%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Delaware Management Company                            675.157        85.89%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        --------------------------------------------------------------------------------------------------------------
                                         Guardian Insurance & Annuity Corp                      110.879        14.11%
                                         Separate Account L
                                         3900 Burgess Place
                                         Bethlehem, PA 18017
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP CASH RESERVE        Allmerica Financial Life                        28,034,330.180        98.06%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Delaware Management Company                          5,528.090       100.00%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP DIVERSIFIED         Lincoln National Life Company                    2,839,086.202       100.00%
        INCOME SERIES                    1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                    7,200,390.502        98.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP EMERGING MARKETS    Lincoln Life Variable Annuity                    2,838,766.151        83.11%
        SERIES                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                           575,461.000        16.85%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                    1,336,039.788        94.93%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP GLOBAL BOND SERIES  Lincoln Life Variable                            5,501,228.618        90.76%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                           560,156.032         9.24%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Delaware Management Business Trust - DIA               641.911       100.00%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        --------------------------------------------------------------------------------------------------------------


        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP GROWTH              Allmerica Financial Life                         3,144,001.837        96.77%
        OPPORTUNITIES SERIES             Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Allmerica Financial Life                           883,059.482        98.22%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP HIGH YIELD SERIES   Lincoln Life Variable                            6,126,592.699        61.21%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                         3,798,711.690        37.95%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                   21,923,515.632        99.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP INTERNATIONAL       Allmerica Financial Life                         6,330,843.367        75.57%
        VALUE EQUITY SERIES              Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
                                         Hartford Life Insurance Company                  1,904,726.157        22.74%
                                         Separate Account
                                         Attn:  Dave Ten Broeck
                                         P.O. Box 2999 Hartford, CT 06104
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Allmerica Financial Life                             3,133.107        86.62%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
                                         Delaware Management Business Trust - DIA               382.554        10.58%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP VALUE SERIES        Lincoln National Life Company                    9,655,099.835        58.20%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                         6,613,823.856        39.87%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                    2,063,300.608        99.97%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP REIT SERIES         Lincoln National Life Company                   22,633,150.932        69.96%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         The Travelers SEP Account for                    9,200,762.538        28.44%
                                         Variable Annuities
                                         The Travelers Insurance Company
                                         One Tower Square
                                         Hartford, CT 06183
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                    8,718,629.560        99.93%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP SELECT GROWTH       Allmerica Financial Life                         2,194,304.081       100.00%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Allmerica Financial Life                           565,501.198       100.00%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------


        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP SMALL CAP VALUE     Lincoln Life Variable                            7,705,719.577        65.17%
        SERIES                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                         1,705,730.720        14.43%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
                                         The Travelers SEP Account for                    1,529,006.823        12.93%
                                         Variable Annuities
                                         The Travelers Insurance Company
                                         One Tower Square
                                         Hartford, CT 06183
        --------------------------------------------------------------------------------------------------------------
                                         Great West Life & Annuity Company                  769,937.003         6.51%
                                         FBO Schwas Annuities
                                         8515 East Orchard Road
                                         Englewood, CO 80111
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln Life Variable                           13,553,592.156        99.66%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP TREND SERIES        Lincoln National Life Company                   13,952,957.274        89.27%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
                                         Allmerica Financial Life                         1,645,320.774        10.53%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
        (Service Class)                  Lincoln National Life Company                    3,698,973.131        99.81%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
        DELAWARE VIP U.S. GROWTH SERIES  Allmerica Financial Life                         1,238,677.995        90.44%
        (Standard Class)                 Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        --------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                      130,948.688         9.56%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------
         (Service Class)                 Lincoln National Life Company                    5,624,005.419        99.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        --------------------------------------------------------------------------------------------------------------



GENERAL INFORMATION

The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Series and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

Shareholder Accounts          $21.25 Per Annum
Retirement Accounts           $30.00 Per Annum

These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

The Transfer Agent also provides accounting services to each Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Series and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. Effective as of May 1, 2002 the name of Delaware Group Premium Fund was changed to Delaware VIP Trust. Also effective as of May 1, 2002, the name of each Series has also been changed to reflect Delaware VIP. For example, "Balanced Series" has become "Delaware VIP Balanced Series'. With the exception of Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series operate as nondiversified funds as defined by the 1940 Act.

         The Board of Trustees is responsible for overseeing the performance of each Series' investment advisor and determining whether to approve and/or renew each Series' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor

         The investment performance of the fund's assets managed by the investment advisor

         The fair market value of the services provided by the investment advisor

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds

         The extent to which the investment advisor has realized or will realize economies of scale as the fund grows

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to each Series, including the investment advisors, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to each Series and both the costs to each Series and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for each Series and Series expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Series' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Series' peer mutual funds. In addition to information pertaining to each Series, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for each Series, the Board of Trustees considered the Series' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing each Series, the Series' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing each Series and quality of other services provided to each Series in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Series' investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of each Series and of comparable mutual funds advised by Delaware and Mondrian, the Board looked at each Series' performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Series' daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Series' performance over the past one, three and five year periods ended December 31, 2004 and quartile ranking of each Series compared by Lipper to their respective peer group is as follows. The Series' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of each Series within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

       -------------------------------------------------------------------------------------------------------------------
                                                                       1 YEAR            3 YEARS             5 YEARS
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Balanced Series                                      24.09%                0.23%               -2.08 %
                                                             second quartile(4)   fourth quartile(4)    fourth quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Capital Reserves Series                               4.91%                6.43%                 6.18%
                                                              first quartile(4)    first quartile(4)     first quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Cash Reserve Series                                   0.54%                1.62%                 3.16%
                                                              third quartile(4)    third quartile(4)    second quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Diversified Income Series(1)                           N/A                   N/A                   N/A
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Emerging Markets Series                              83.29%               23.13%                19.90%
                                                              first quartile(4)    first quartile(4)     first quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Global Bond Series                                   14.39%               14.53%                 8.12%
                                                             second quartile(4)    first quartile(4)    second quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Growth Opportunities Series                          51.39%                1.68%                 7.61%
                                                              first quartile(4)    first quartile(4)    second quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP High Yield Series                                    26.41%                6.07%                 0.82%
                                                              first quartile(4)   second quartile(4)    fourth quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP International Value Equity Series                    55.17%                6.06%                 6.38%
                                                             second quartile(4)    first quartile(4)     first quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Value Series                                         38.27%                1.30%                 2.47%
                                                              third quartile(4)   second quartile(4)     third quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP REIT Series                                          44.87%               18.58%                16.58%
                                                             fourth quartile(4)   second quartile(4)     first quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Select Growth Series(2)                              49.09%               -3.60%                   N/A
                                                              first quartile(4)   second quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Small Cap Value Series                               55.91%               15.68%                14.47%
                                                              third quartile(4)   first  quartile(4)    fourth quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP Trend Series                                         50.37%                5.10%                 9.73%
                                                              first quartile(4)   fourth quartile(4)     third quartile(4)
       -------------------------------------------------------------------------------------------------------------------
       Delaware VIP U.S. Growth Series(3)                                28.80%               -8.50%                   N/A
                                                             fourth quartile(4)   fourth quartile(4)
       -------------------------------------------------------------------------------------------------------------------

(1)  Commenced operations May 9, 2003.

(2)  Commenced operations May 1, 1999.

(3)  Commenced operations November 15, 1999.

(4) Performance measured against the Series' peer universe. A Series' peer universe comprises all funds that have the same investment objective as the Series and is created by Lipper to expand a peer group and provide a broader view of performance within the investment objective. A peer group is a smaller group of funds that may be similar in management style, duration or quality.

         In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with each Series, the Board considered the service fees charged to each Series and the fair market value of the services provided by the investment advisors.

         The Board's objective is to limit the total expense ratio of each Series to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.


         In considering the level of each Series' expenses, the Board reviewed each Series' current average for its peers. The Board looked at the advisory fees of each Series compared to their peer groups and at overall levels of expenses for each of the Series compared to its respective peer group. Each Series' quartile rankings (as of each Series' last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of each Series within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%(1).


     (1) The performance quartile methodology is the opposite of the expense quartile methodology (e.g., the highest expense is defined as being in the fourth quartile, and the highest total return is defined as being in the fourth quartile, etc.).

----------------------------------------------------------------------------------------------------------------------------
                                 Management Fees            Contractual        Actual Management Fees      Total Expenses
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                              2nd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                      2nd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                          2nd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income Series                    1st quartile            1st quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                      2nd quartile            2nd quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                           3rd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities Series                  2nd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series                            3rd quartile            3rd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series            2nd quartile            2nd quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Series                                 2nd quartile            2nd quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                                  1st quartile            1st quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series                         1st quartile            2nd quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series                       1st quartile            2nd quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series                                 1st quartile            1st quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series                           1st quartile            2nd quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------


         The Board found each Series' fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series investors.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series' investors.

         Delaware Management is the investment manager of each Series of the Trust other than Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series. Mondrian is the sub-advisor of Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series. Delaware Management, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Advisor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-advisor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The JPMorgan Chase Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Mondrian's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous orders affecting significant portions of the Series' assets.


         The initial public offering date for the Delaware VIP Value, Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Balanced Series was July 28, 1988. The initial public offering date for Delaware VIP Growth Opportunities Series was July 2, 1991. Delaware VIP International Value Equity Series commenced operations on October 29, 1992. Delaware VIP Small Cap Value and Delaware VIP Trend Series commenced operations on December 27, 1993. The initial public offering date for Delaware VIP Global Bond Series was May 1, 1996 and for Delaware VIP Emerging Markets Series was May 1, 1997. Delaware VIP REIT Series commenced operations on May 4, 1998. Delaware VIP Select Growth Series commenced operations on May 3, 1999. Delaware VIP U.S. Growth Series commenced operations on November 15, 1999.

         The Delaware VIP Devon Series merged into Delaware VIP Value Series on April 25, 2003. Delaware VIP Diversified Income Series commenced operations on May 19, 2003.


EURO
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country has begun using the euro for currency transactions on January 1, 2002. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in euros. Participating governments issue their bonds in euros, and monetary policy for participating countries are uniformly managed by a central bank, the European Central Bank.

         Although it is not possible to predict the impact of the euro implementation plan on the Trust, the transition to the euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the euro.

CAPITALIZATION
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

NONCUMULATIVE VOTING
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP, 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Independent Registered Public Accounting Firm for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2004 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

BONDS
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

COMMERCIAL PAPER
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

APPENDIX B

         I.  Portfolio Managers - Delaware Management Company

         A. Except as noted, the following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of December 31, 2004. For Mr. Van Harte, Mr. Broad, Mr. Prislin and Mr. Bonavico, information is presented as of April 11, 2005.

                                                                                                              TOTAL ASSETS IN
                                                                                 NO. OF ACCOUNTS WITH          ACCOUNTS WITH
                                                                                PERFORMANCE-BASED FEES          PERFORMANCE-
                                     NO. OF           TOTAL ASSETS MANAGED                                       BASED FEES
                                     ACCOUNTS
DAMON J. ANDRES
    Registered Investment Companies        7             $2.035 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         6             $109.6 million                    0                         $0
MARSHALL T. BASSETT
    Registered Investment Companies       29              $5.5 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(1)                     22              $2.0 billion                     1                   $86.9 million
CHRISTOPHER S. BECK
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0
CHRISTOPHER J. BONAVICO
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         4               $8 million                      0                         $0
RYAN K. BRIST
    Registered Investment Companies        6             $2.364 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        32             $3.709 billion                    1                   $397.8 million
KENNETH F. BROAD
    Registered Investment Companies        0                   $0                          0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0



STEPHEN R. CIANCI
    Registered Investment Companies        8             $1.759 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts*                       34             $1.098 billion                    0                         $0
PAUL GRILLO
    Registered Investment Companies        8             $1.759 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        34             $1.098 billion                    0                         $0
MICHAEL E. HUGHES
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0
JORDAN L. IRVING
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      6              $820 million                     0                         $0
STEVEN T. LAMPE
    Registered Investment Companies       29              $5.5 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(1)                     22              $2.0 billion                     1                   $86.9 million
ANTHONY A. LOMBARDI
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      5              $820 million                     0                         $0
KENT MADDEN
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0


D. TYSEN NUTT, JR.
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      6              $820 million                     0                         $0
PHILIP R. PERKINS
    Registered Investment Companies        5             $789.5 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         0                   $0                          0                         $0
DANIEL J. PRISLIN
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0
TIMOTHY L. RABE
    Registered Investment Companies        4             $654.6 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3             $204.8 million                    0                         $0
MATTHEW TODOROW
    Registered Investment Companies       29              $5.5 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(1)                     22              $2.0 billion                     1                   $86.9 million
JEFFREY S. VAN HARTE
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0
ROBERT A. VOGEL, JR.
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      5              $820 million                     0                         $0
LORI P. WACHS
    Registered Investment Companies       29              $5.5 billion                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(1)                     22              $2.0 billion                     1                   $86.9 million

 * These accounts include wrap accounts, representing a total of 1,952 underlying accounts.
(1) These accounts include wrap accounts, representing a total of 2,058 underlying accounts.
(2)  529 plans.
(3) These accounts include wrap accounts, representing a total of 392 underlying accounts.
(4) Totals include assets under management as of December 31, 2005 for the Delaware VIP Balanced Series, the Delaware Balanced Fund and the Delaware Large Cap Value Fund. The portfolio managers began managing Delaware VIP Balanced Series and the Delaware Balanced Fund in February 2005. The portfolio managers began managing the Delaware Large Cap Value Fund in March 2005.
(5) These accounts include wrap accounts, representing a total of 1,907 underlying accounts.

Conflicts of Interest

         Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.


B. Compensation Structure

         Each portfolio's manager's compensation consists of the following:

BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         In addition, each Focus Growth team member is entitled to certain payments in the nature of reimbursement payable in three installments.

BONUS
Growth Team - Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of their bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Focus Growth Team - Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

         Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

         The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

         Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

         In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Other Equity Teams - The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three-year performance is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

         For the analysts identified as having responsibility for day-to-day management of Delaware VIP Small Cap Value Series, 50% of their objective bonus is determined as described immediately above. The remaining 50% is determined for each relevant Russell index over a one-year period.

Fixed Income Teams - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.


C. Ownership of Securities

         As of December 31, 2004, none of the portfolio managers owned shares of the VIP Series they manage.



II.  Portfolio Managers - Mondrian Investment Partners Limited

         The following information was provided by Mondrian, the sub-advisor to the Series.

         A. Other Accounts Managed.


                                                                                        NO.  OF
                                                                                       ACCOUNTS                TOTAL ASSETS IN
                                                                                         WITH                  ACCOUNTS  WITH
                                        NO. OF            TOTAL ASSETS            PERFORMANCE-BASED             PERFORMANCE-
                                       ACCOUNTS              MANAGED                     FEES                    BASED FEES
                                       --------           ------------           -------------------           ----------------
CLIVE GILLMORE
    Registered Investment                 12             $4,570,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        14             $1,504,000,000                    0                          $0
ROBERT AKESTER
    Registered Investment                 4              $1,229,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        5               $614,000,000                     0                          $0
EMMA LEWIS
    Registered Investment                 5              $2,038,000,000                    0                          $0
    Companies
    Other Pooled Investment               1               $40,000,000                      0                          $0
    Vehicles
    Other Accounts                        4               $511,000,000                     0                          $0
NIGEL MAY
    Registered Investment                 6              $2,597,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        18             $5,825,000,000                    1                     $331,000,000

         Conflicts of Interest

         Mondrian has no material conflicts of interest to report.


         B. Compensation.

         Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.


         All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

         Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

         At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
----------------------
         In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme
-----------------------------------
         All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.


C. Ownership of Securities.

     As of December 31, 2004, none of the portfolio managers owned shares of the Series they manage.

                                     PART C

                                Other Information

Item 22. Exhibits

(a)  Agreement and Declaration of Trust.

     (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

          (i) Executed Amended and Restated Agreement and Declaration of Trust (August 22, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

     (2) Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

          (i) Executed Amendment No. 1 to Certificate of Trust incorporated into this filing by reference to Post-Effective Amendment No. 36 filed April 30, 2002.

(b)  By-Laws.

     (1) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

          (i) Amended and Restated By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

(c)  Copies of All Instruments Defining the Rights of Holders.

     (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

          (i) Amended and Restated Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

     (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

          (i) Amended and Restated Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

(d)  Investment Management Agreements.

     (1) Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

          (i) Executed Amendment No. 1 (August 21, 2000) to Exhibit A of the Investment Management Agreement between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

          (ii) Executed Amendment No. 2 (May 20, 2003) to Exhibit A of the Investment Management Agreement between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

     (2) Executed Investment Management Agreement (December 15, 1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

     (3) Form of Sub-Advisory Agreement (May 20, 2003) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of VIP Diversified Income Series incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

     (4) Executed Sub-Advisory Agreement (September 24, 2004) between Delaware Management Company (a series of Delaware Management Business Trust) and Mondrian Investment Partners Limited on behalf of Delaware VIP International Value Equity Series and Delaware VIP Emerging Markets Series attached as Exhibit.

(e)  Distribution Agreement.

     (1) Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

          (i) Executed Amendment No. 1 to Schedule I (May 20, 2003) to Distribution Agreement between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

     (2)  Executed Financial Intermediary Distribution Agreement (January 1,
          2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

          (i) Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

     (3) Executed Amended and Restated Financial Intermediary Distribution Agreement (August 21, 2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

(f) Not applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

          (i) Executed Amendment (July 1, 2001) to Custodian Agreement between JPMorgan Chase Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

          (ii) Letter (December 27, 1996) adding the High-Yield Opportunities Series to Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 36 filed April 30, 2002.

         (iii) Letter (May 1, 1997) adding Convertible Securities Series, Devon Series, Emerging Markets Series, Social Awareness Series and Strategic Income Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 24 filed on April 27, 1998.

          (iv) Letter (April 30, 1998) adding REIT Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 25 filed on February 12, 1999.

          (v) Letter (May 1, 1999) adding Aggressive Growth Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on October 15, 1999.

          (vi) Letter (October 15, 1999) adding U.S. Growth Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

         (vii) Letter (August 21, 2000) adding the Technology and Innovation Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

        (viii) Letter (January 17, 2002) adding the Trend Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

          (ix) Letter (May 5, 2003) adding the Diversified Income Series to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

          (x) Executed Amendment I to Schedule A of the Custodian Agreement between JPMorgan and JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

     (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effect Amendment No. 36 filed April 30, 2002.

          (i) Executed Amendment (October 1, 2002) to Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

          (ii) Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

(h)  Other Material Contracts.

     (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

          (i) Executed Schedule A (May 1, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

          (ii) Executed Amendment (August 23, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

         (iii) Executed Schedule A (May 20, 2003) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

          (iv) Executed Schedule B (May 15, 2003) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

     (2)  Executed Delaware Group of Funds Fund Accounting Agreement (August 19,
          1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

          (i) Executed Amendment No. 29 (December 1, 2004) to Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

          (ii) Executed Schedule B (May 16, 2002) to the Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

(i) Opinion of Counsel. Opinion of Counsel (May 14, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

(j) Consent and Report of Auditors. Consent and Report of Auditors attached as Exhibit.

(k-l) Not applicable.

(m)  Plan under Rule 12b-1.

     (1) Rule 12b-1 Plan (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

(n)  Rule 18f-3 Plan.

     (1) Rule 18f-3 Plan (November 16, 2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 27, 2001.

(o)  Not applicable.

(p)  Code of Ethics.

     (1) Delaware Investments Family of Funds Code of Ethics (December 2004) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

     (2) Delaware Management Business Trust and Delaware Distributors, L.P. (December 2004) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

     (3) Mondrian Investment Partners Limited Code of Ethics (February 2005) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

     (4) Lincoln Financial Distributors, Inc. Code of Ethics (June 2004) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

(q)  Trustees' Power of Attorney. Trustees' Power of Attorney attached as
     Exhibit.

     (1) Power of Attorney for Jude T. Driscoll incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.


Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 25.  Business and Other Connections of Investment Adviser.

          Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

     The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                       President/Chief Executive Officer and during the past two years has served in similar capacities at affiliates of the Manager.

                                       President/Chief Executive Officer and Director, Lincoln National
                                       Investment Companies, Inc. and LNC Administrative Services Corporation

                                       Director of HYPPCO Finance Company Ltd.

------------------------------------------------------------------------------------------------------------------------------------

John C. E. Campbell                    Executive Vice President/Global Marketing & Client Services and during the past two years has served in similar capacities at affiliates of the Manager.

------------------------------------------------------------------------------------------------------------------------------------

Patrick P. Coyne                       Executive Vice President/Managing Director/Chief Investment Officer -
                                       Equity and during the past two years has served in similar capacities at affiliates of the Manager.

                                       Executive Vice President/Managing Director/Chief Investment Officer -
                                       Fixed Income of Lincoln National Investment Companies, Inc.

                                       President and Director of Lincoln National Convertible Securities
                                       Fund, Inc. and Lincoln National Income Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Joseph H. Hastings                     Executive Vice President/Treasurer/Controller of Delaware Management Company, Delaware
                                       Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                       Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company,
                                       Inc., Delaware Service Company, Inc., Delaware Management Business Trust, Lincoln
                                       National Investment Companies, Inc. and LNC Administrative Services Corporation

                                       Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                       Management Trust Company

                                       Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                    Executive Vice President/General Counsel/Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management and Delaware
                                       Lincoln Cash Management (each a series of Delaware Management Business Trust)
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/General Counsel/Secretary and Director/Trustee of
                                       Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S.,
                                       Delaware General Management, Inc., Delaware Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial
                                       Services, Inc., Lincoln National Investment Companies, Inc. and LNC
                                       Administrative Services Corporation

                                       Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Business Trust and Delaware Distributors, L.P.

                                       Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                                       Vice President/General Counsel of Lincoln National Convertible Securities Fund,
                                       Inc. and Lincoln National Income Fund, Inc.

                                       General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.

------------------------------------------------------------------------------------------------------------------------------------

See Yeng Quek                          Executive Vice President/Managing Director/Chief Investment Officer - Fixed
                                       Income of Delaware Management Company, Delaware Investment Advisers and Delaware
                                       Lincoln Cash Management (each a series of Delaware Management Business Trust)
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed
                                       Income and Director/Trustee of Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust and Lincoln National Investment Companies, Inc.

                                       Director/Trustee of DHM Corp., Delaware Investments U.S., Inc., Delaware
                                       Management Company, Inc., Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Gerald S. Frey                         Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                       Management Company, Delaware Investment Advisers, Delaware Capital Management
                                       (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., Delaware Management Business Trust, Lincoln National Investments
                                       Companies, Inc. and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Douglas L. Anderson                    Senior Vice President/Operations of Delaware Management Company (a series of
                                       Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Operations and Director of Delaware Management Trust Company

------------------------------------------------------------------------------------------------------------------------------------

Robert L. Arnold                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Marshall T. Bassett                    Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Christopher S. Beck                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                       Capital Management (each a series of Delaware Management Business Trust), Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers
                                       (a) series of Delaware Management Business Trust)

                                       Senior Vice President/Chief Financial Officer of each fund in the Delaware Investments
                                       Family of Funds

                                       Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Brian L. Murray, Jr.                   Senior Vice President/Compliance Director of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust

                                       Interim Chief Compliance Officer of each fund in the Delaware Investments Family of Funds

                                       Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management
                                       Trust Company

                                       Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., and each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Ryan K. Brist                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Managing Director/Co-Head - Fixed Income of Delaware
                                       Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President of Lincoln National Income Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Timothy G. Connors                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust, Lincoln
                                       National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Nancy M. Crouse                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

George E. Deming                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Director of Delaware International Advisers Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Robert J. DiBraccio                    Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust)

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
John B. Fields                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Trustee of Delaware Management Business Trust

------------------------------------------------------------------------------------------------------------------------------------

Jonathan Hatcher                       Senior Vice President/Senior Fixed Income Analyst III of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Research Analyst of each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior High Yield Analyst of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Carolyn McIntyre(1)                    Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware General Management, Inc., Delaware Management Business Trust and Lincoln
                                       National Investment Companies, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Susan L. Natalini                      Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

D. Tysen Nutt(2)                       Senior Vice President/Head of Large Cap Value of each fund in the Delaware Investments
                                       Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Francis X. Morris                      Director - Fundamental Research/Senior Portfolio Manager of Delaware Management Company
                                       (a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                       Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

John J. O'Connor                       Senior Vice President/Investment Accounting of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and Delaware Service Company, Inc.

                                       Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Philip R. Perkins(3)                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                       Delaware Investment Adviser (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Timothy L. Rabe                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Paul M. Ross                           Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

James L. Shields                       Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                       Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------

Ward W. Tatge                          Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                         Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Christopher S. Adams                   Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company
                                       (a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Fred C. Aldridge, Jr.                  Vice President/Special Counsel to Directors/Trustees of each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Renee E. Anderson                      Vice President/Portfolio Manager/Senior Equity Analyst II of Delaware Management Company
                                       (a series of Delaware Management Business Trust) and each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Damon J. Andres                        Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company
                                       (a series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Vice President of Lincoln National Convertible Securities Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Joseph R. Baxter                       Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Head of Municipal Bond Investments of each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Richard E. Biester                     Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Vincent A. Brancaccio                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Michael P. Buckley                     Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                       Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust)

                                       Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

MaryEllen M. Carrozza                  Vice President/Client Services of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware General
                                       Management, Inc. and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Steven G. Catricks                     Vice President/Equity Analyst II of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Stephen R. Cianci                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Robert F. Collins(4)                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                        Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware Management Company,
                                       Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                       Services, Inc., Delaware Management Trust Company, Delaware Management Business Trust,
                                       Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and each fund in the Delaware Investments Family of
                                       Funds

                                       Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Joseph F. DeMichele                    Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

                                       Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Joel A. Ettinger                       Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                       Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                       General Management, Inc., Delaware Management Company, Inc., Delaware Service Company,
                                       Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Phoebe W. Figland                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Joseph Fiorilla                        Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Charles E. Fish                        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Clifford M. Fisher                     Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Denise A. Franchetti                   Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Brian Funk                             Vice President/Senior High Yield Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

James A. Furgele                       Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                       Inc. and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Brent C. Garrells                      Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Daniel V. Geatens                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Stuart M. George                       Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Barry Gladstein                        Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Brian T. Hannon                        Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Michael E. Hughes                      Vice President/Senior Equity Analyst I of each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Jeffrey W. Hynoski                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Jordan L. Irving(5)                    Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Cynthia Isom                           Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Jackson                     Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Roseanne L. Kropp                      Vice President/Senior Equity Analyst II - High Yield of each fund in the Delaware
                                       Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Nikhil G. Lalvani                      Vice President/Senior Equity Analyst I of each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Steven T. Lampe                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Kevin S. Lee                           Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement
                                       Financial Services, Inc., Delaware Management Trust Company, Delaware Management Business
                                       Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and LNC Administrative Services Corporation

------------------------------------------------------------------------------------------------------------------------------------

Anthony A. Lombardi(6)                 Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Michael S. Morris                      Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

John R. Murray                         Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Patrick J. O'Brien                     Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                       Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Philip O. Obazee                       Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Donald G. Padilla                      Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst II of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Richard Salus                          Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services
                                       Corporation and LNC Administrative Services Corporation

                                       Vice President/Assistant Controller of Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Trust
                                       Company, Delaware Management Business Trust and Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------

Kevin C. Schildt                       Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                       Funds

------------------------------------------------------------------------------------------------------------------------------------

Richard D. Seidel                      Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                       Companies, Inc. and LNC Administrative Services Corporation

                                       Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------

Thomas Socha                           Vice President/Senior Fixed Income Analyst of each fund in the Delaware Investments
                                       Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Brenda L. Sprigman                     Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Matthew J. Stephens                    Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

David E. Sulpizi                       Vice President/Senior Fixed Income Analyst of each fund in the Delaware Investments
                                       Family of Funds

------------------------------------------------------------------------------------------------------------------------------------

Michael T. Taggart                     Vice President/Facilities & Administrative Services of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------

Matthew Todorow(7)                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Delaware Management Company and its
Principal Business Address*            affiliates and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Vogel, Jr.(8)                Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------------
Laura A. Wagner                        Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------------
Chris Welker                           Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
James J. Wright                        Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------------
Erik E. Zipf                           Vice President/Equity Analyst II of each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------------

----------

(1)  HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.

(2)  MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
     1994-2004.

(3)  MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.

(4)  CO-MANAGER, PNC Advisors, 2000-2004.

(5)  VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(6)  DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(7) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.

(8)  DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

--------------------------------------------------------------------------------

     Information regarding the directors and officers of Mondrian Investment Partners Limited ("Mondrian") and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Mondrian is Third Floor, 80 Cheapside, London, England EC2V 6EE.


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Mondrian and its affiliates
Principal Business Address             and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
David G. Tilles                        Managing Director, Chief Investment Officer and Director of
                                       Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director and Director of
                                       Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
John Kirk                              Investment Director and Director of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
G. Roger H. Kitson                     Director (Non-executive) of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies and Director of Mondrian
                                       Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Hamish O. Parker                       Investment Director and Director of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Ginny Chong                            Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Ian Cooke                              Interim Finance Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Frances Lake                           Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and                               Positions & Offices with Mondrian and its affiliates
Principal Business Address             and other Positions & Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Russell J. Mackie                      Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Andrew Miller                          Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Dan Philps                             Portfolio Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Jason R. Andrews                       Manager, Investment Administration of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
John L. Barrett                        Chief Compliance Officer of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Graham Evans                           Personnel/Premises Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Fournel                        IT Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Jane Goss                              General Counsel and Company Secretary of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Warren D. Shirvell                     Head of Operations of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Natalie Stone                          Trader of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 I.T. Programme Manager of Mondrian Investment Partners Limited
------------------------------------------------------------------------------------------------------------------------------------

----------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.


Item 26. Principal Underwriters.

(a) (1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

(b) (1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------------------------------------------------------------------------------------------------------------
Name & Principal Business Address            Positions & Offices with Underwriter       Positions & Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                  General Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management                  Limited Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                 Limited Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Lucey                               President/Chief Executive Officer          None
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                           Executive Vice President                   None
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                          Executive Vice President/General           Executive Vice President/General
                                             Counsel/Secretary                          Counsel/Secretary (Chief Legal Officer)
------------------------------------------------------------------------------------------------------------------------------------
Philip N. Russo                              Executive Vice President/Chief Financial   None
                                             Officer
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations           None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                            Senior Vice President/Investment           Senior Vice President/
                                             Accounting                                 Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. McConnell                          Senior Vice President/Senior 529 Plans     None
                                             Product Manager
------------------------------------------------------------------------------------------------------------------------------------
Carolyn McIntyre                             Senior Vice President/Human Resources      None
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Murray, Jr.                         Senior Vice President/                     Senior Vice President/
                                             Chief Compliance Officer                   Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Perullo                            Senior Vice President/Eastern Director,    None
                                             Institutional Sales
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Powers                             Senior Vice President/Senior Domestic      None
                                             Sales Manager
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                             Senior Vice President/                     None
                                             Chief Information Officer
------------------------------------------------------------------------------------------------------------------------------------
Trevor M. Blum                               Vice President/Senior Consulting           None
                                             Relationship Manager
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations    None
                                             & Service Support
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name & Principal Business Address            Positions & Offices with Underwriter       Positions & Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                              Vice President/Deputy General              Vice President/Deputy General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                             Vice President/Taxation                    Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services         None
------------------------------------------------------------------------------------------------------------------------------------
Edward M. Grant                              Vice President/Defined Contribution        None
                                             Sales Manager
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                           Vice President/Senior Product              None
                                             Manager/Communications Manager
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                            Vice President/Associate General           Vice President/Associate General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

(a) (2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b) (2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.


------------------------------------------------------------------------------------------------------------------------------------
Name & Principal Business Address         Positions & Office with LFD                         Positions & Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson                       President/Chief Executive Officer and Director      None
------------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge                        Senior Vice President and Director                  None
------------------------------------------------------------------------------------------------------------------------------------
Terrance Mullen                           Senior Vice President                               None
------------------------------------------------------------------------------------------------------------------------------------
Donald Roberson                           Senior Vice President                               None
------------------------------------------------------------------------------------------------------------------------------------
Margaret Skinner                          Senior Vice President                               None
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Caulfield(1)                   Vice President/Chief Compliance Officer             None
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Crawford(2)                  Vice President/Treasurer                            None
------------------------------------------------------------------------------------------------------------------------------------
Daniel P. Hickey(2)                       Vice President                                      None
------------------------------------------------------------------------------------------------------------------------------------
Rochelle Krombolz                         Vice President                                      None
------------------------------------------------------------------------------------------------------------------------------------
William Lamoin                            Vice President                                      None
------------------------------------------------------------------------------------------------------------------------------------
Gregory Smith                             Vice President                                      None
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Smith                          Vice President, Chief Financial Officer             None
                                          and Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
Joyce L. Byrer(3)                         Secretary                                           None
------------------------------------------------------------------------------------------------------------------------------------

----------
(1)  350 Church Street, Hartford, CT 06103
(2)  1500 Market Street, Philadelphia, PA 19103.
(3)  1300 Clinton Street, Fort Wayne, IN 46802

Item 27. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or
         1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 28. Management Services.  None.

Item 29. Undertakings.  None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of April, 2004.

                                           DELAWARE VIP TRUST


                                       By: Jude T. Driscoll
                                           ------------------------------------
                                           Jude T. Driscoll
                                           Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                      Title                                                   Date
---------                                      -----                                                   ----

Jude T. Driscoll                               Chairman/President/Chief Executive Officer         April 27, 2005
------------------------------------           (Principal Executive Officer) and Trustee
Jude T. Driscoll

                                    *          Trustee                                            April 27, 2005
------------------------------------
Thomas L. Bennett

                                    *          Trustee                                            April 27, 2005
------------------------------------
John A. Fry

                                    *          Trustee                                            April 27, 2005
------------------------------------
Anthony D. Knerr

                                    *          Trustee                                            April 27, 2005
------------------------------------
Lucinda S. Landreth

                                    *          Trustee                                            April 27, 2005
------------------------------------
Ann R. Leven

                                    *          Trustee                                            April 27, 2005
------------------------------------
Thomas F. Madison

                                    *          Trustee                                            April 27, 2005
------------------------------------
Janet L. Yeomans

                                    *          Trustee                                            April 27, 2005
------------------------------------
J. Richard Zecher


Michael P. Bishof                              Senior Vice President/Chief Financial Officer      April 27, 2005
------------------------------------           (Principal Accounting Officer)
Michael P. Bishof


                                         * By:  Jude T. Driscoll
                                                --------------------------
                                                Jude T. Driscoll

                                                as Attorney-in-Fact for
                                                each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549








                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                Exhibit
-----------                -------

EX-99.D4 Executed Sub-Advisory Agreement (September 24, 2004) between Delaware Management Company (a series of Delaware Management Business Trust) and Mondrian Investment Partners Limited on behalf of Delaware VIP International Value Equity Series and Delaware VIP Emerging Markets Series


EX-99.J                    Consent and Report of Auditors

EX-99.Q                    Trustees' Power of Attorney